UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.  Reports to Stockholders

UBS Relationship Funds	December 31, 2014

UBS Relationship Funds

Annual Report

President’s letter

February 17, 2015

Dear Shareholder,

Almost six years after the end of the Great Recession, the US economy is firmly leading the global recovery. But sluggish growth in other developed countries and weakening growth in emerging markets paint a decidedly mixed global economic picture, which, along with geopolitical risks around the world, are feeding a general mood of uncertainty. In this environment, the temptation may be strong for investors to concentrate their portfolios within their borders, but the wisdom of holding a diversified portfolio is timeless. And it is during times of uncertainty that it is more important than ever to have a partner that understands and can navigate complex global markets to build portfolios that balance risks and rewards.

There are many concrete signs that the US economy is beginning to meaningfully strengthen and is well-positioned for future growth. The US added 3 million jobs in 2014, the most since 1999, and the price of oil fell 46% during the year, saving Americans an estimated $14 billion at the pump. In all, Americans are feeling better about the state of the economy, with consumer confidence at its highest level since October 2007, before the Great Recession began. Looking forward, economists are predicting US gross domestic product (“GDP”) growth to exceed 3% in 2015, which would be its highest growth rate in ten years. Employment in the US should continue to improve this year, while lower oil prices keep inflation muted.

Internationally, confidence in the strength of America’s main economic indicators is contributing to the rising value of the US dollar. The accelerating US recovery comes as growth in China appears to be slowing, Japan emerges from its fourth recession since 2008, and the Eurozone as well as many commodity-exporting economies show weakness. The divergence between the US and other world economies is most apparent in the 2014 GDP figures. While the US economy posted 2.4% GDP growth in 2014, the Eurozone and Japan grew by an estimated 0.8% and 0.9%, respectively, over the same period. The European Central Bank recently initiated a quantitative easing (QE) program, similar to the one just ended in the US, in an effort to stimulate the Eurozone economy. Growth is weakening in emerging markets countries, even as they continue to grow faster than their developed counterparts. China’s 2014 GDP growth of 7.3% looks impressive at first glance but is the country’s slowest growth rate since 1990. More broadly, emerging markets growth decelerated to 4.4% in 2014 from 4.7% in 2013. In a generally weak global environment, investors are looking to the United States as a country with a relatively attractive economy. The US dollar has risen about 15% against other major currencies since mid-2014, as investors around the globe have brought their capital to the United States.

In this environment, investors face a new set of challenges, some of them unexpected. The rising strength of the US dollar has far-reaching effects on the global investment landscape. As with any major economic trend, there are winners and losers. On the positive side, US consumers benefit. The stronger US dollar contributes to lower oil prices by reducing the cost of imports, which also keeps inflation in check. This, in turn, boosts the real disposable income of the average American household. On the other hand, the impact on businesses is decidedly more mixed. The upside is that American companies that source most of their materials from abroad will find them less expensive, which could boost profit margins or allow savings to be passed on to consumers. Foreign firms that export products to the US also benefit, as their products become relatively less expensive for US consumers.

But the strengthening US dollar also can negatively impact both US and foreign-based businesses. In the US, almost half of the revenues of S&P 500 companies come from overseas, and an even higher share of net profits. Because these transactions are recorded in currencies that are weakening against the US dollar, it has the same effect as if these US-based companies were selling their products at a discount. Internationally, some companies in emerging markets economies obtain financing denominated in US dollars to hedge against uncertainty in their local currencies. Many of these companies may now need to raise more cash in their own currencies to repay their dollar-denominated debt, negatively impacting their financial positions.

Amid this mixed picture, investors may be challenged to find investments that may profit from current trends and avoid those that could be negatively impacted. In this environment, we believe investors can benefit from the

President’s letter

resources of a global partner that has a comprehensive understanding of investment risks and opportunities, as UBS Global Asset Management does. Our research capabilities and global perspective are crucial elements in navigating the far-reaching effects of economic trends and pursuing the best investment outcomes for our clients. This knowledge and discernment informs our ability to actively manage the UBS family of funds with an eye toward benefiting from major trends, while mitigating downside risks.

UBS Global Asset Management remains committed to applying rigorous research and active management to achieve the sustainable performance that our clients need in order to meet their goals. As we continue to evolve our funds to take advantage of changing market conditions, we rely on our firm’s client-oriented culture to guide everything we do. It is in this spirit, responding to clients’ needs, that we recently introduced the newest member of the UBS fund family: The UBS Municipal Bond Fund. The fund provides a powerful diversifier for individuals interested in potentially tax-free income. By drawing upon proprietary credit research to scrutinize underlying issuers, the UBS Municipal Bond Fund uses active management to gain an information edge in the market.

We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

UBS Relationship Funds

Managing Director

UBS Global Asset Management (Americas) Inc.

The UBS Relationship Funds are sold by offering documents only. Mutual funds are sold by prospectus only. You should read them carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained therein before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Mixed growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014; the US Commerce Department reported that first-quarter 2014 gross domestic product (“GDP”) contracted at a 2.1% seasonally adjusted annualized rate. However, this was a temporary setback for the economy, as GDP growth was 4.6% and 5.0% during the second and third quarters, respectively. The Commerce Department’s initial estimate for fourth-quarter GDP growth was 2.6%.1

The Federal Reserve Board (the “Fed”) largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the “fed funds rate,” is the rate banks charge one another for funds they borrow on an overnight basis.) However, in December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.” At its meetings in January, March, April, June, July and September 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Then, at the Fed’s meeting in October, it said it had concluded its asset purchase program. Finally, at its meeting that concluded on December 17, 2014, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF estimates 2014 growth was 0.8% in the eurozone, versus -0.4% in 2013. Japan’s economy is expected to have grown 0.9% in 2014, compared to 1.5% in 2013. Elsewhere, the IMF estimates that overall growth in emerging market countries decelerated in 2014, with expected growth of 4.4% versus 4.7% in 2013.

US equities outperform

The US equity market was highly resilient and generated strong results during the reporting period. While there were several setbacks, these were typically brief in nature, and investor demand for US equities was generally strong. In addition, corporate profits were solid overall and central banks remained accommodative. All told, the US stock market, as measured by the S&P 500 Index,2 gained 13.69% for the 12 months ended December 31, 2014. In contrast, international equities produced poor results, as they were dragged down by moderating growth overseas, fears of deflation and several geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 4.90% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 2.19% over the same period.

[1]	Based on the Commerce Department’s initial estimate announced on January 30, 2015, after the reporting period had ended.

[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Positive returns in the fixed income market

When the reporting period began, there were expectations that the US economy would continue to expand and that Treasury yields would move higher. As discussed, while the US economy was initially weak, it quickly recovered and grew at a solid pace. However, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 3.04% to 2.17% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 5.97%. Riskier fixed income securities experienced periods of volatility during the 12 months ended December 31, 2014. After strong starts, both yield bonds and emerging market debt gave back a portion of their gains as the reporting period progressed. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 2.45% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 5.53%.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS Global Securities Relationship Fund (the “Fund”) returned 4.76%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned -0.48% and 4.94%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 3.27%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) The Fund generated a positive absolute return during the reporting period and outperformed the Index due to market allocation, currency allocation and security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the use of currency forwards had a direct positive impact on Fund performance relative to the benchmark. Various equity and fixed income futures were utilized to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives contributed to performance during the reporting period.

Portfolio performance summary1

What worked

•	Certain equity market allocation decisions added to performance during the reporting period.

–	The Fund’s overweight to Japanese equities helped performance relative to the Index, as Japanese equities rallied on further stimulus from the Bank of Japan.

–	The Fund’s relative value trade of long Canadian equities versus Australian equities was a strong contributor during the period.

–	The Fund’s pair trade of long Italian equities versus French equities was beneficial for performance.

•	A number of fixed income market allocation decisions added to performance.

–	The Fund’s allocation to high yield corporate bonds added value throughout the year. In the first half of the year, the Fund was overweight high yield corporate bonds, but in the second half we moved to an underweight position. This was beneficial, as high yield corporate bonds came under pressure due to falling oil prices.

•	The Fund’s security selection, overall, added value during the period.

–	In particular, positive security selection was achieved within the global ex-US equity portion.

•	Overall, the Fund’s active currency decisions added to performance relative to the benchmark.

–	The Fund’s overweight to the US dollar was the biggest contributor to performance. This long position added value relative to both the New Zealand dollar and Australian dollar.

What didn’t work

•	Certain equity market allocation decisions detracted from performance.

–	The Fund’s preference for non-US equities over US equities was a negative for results, as the former lagged the latter over the reporting period. Specifically, the Fund’s overweight to European equities relative to US equities was negative.

•	Certain fixed income market allocation decisions detracted from performance.

–	The Fund’s overweight to emerging markets debt detracted from performance, as the falling price of oil put pressure on emerging markets to meet their debt obligations.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

•	Certain active currency decisions were negative for performance.

–	The Fund’s overweight to the Japanese yen versus the US dollar and euro was a headwind for performance.

–	The Fund’s position in the South African rand versus the US dollar was negative.

•	Certain security selection decisions were a headwind for performance.

–	The Fund had negative security selections within the US equity portion.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	10 years
UBS Global Securities Relationship Fund	4.76%	7.24%	4.98%
Citigroup World Government Bond Index[1]	(0.48)	1.67	3.08
MSCI World Free Index (net)[2]	4.94	10.20	6.03
Global Securities Relationship Fund Index[3]	3.27	7.29	5.63

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Apple, Inc.	1.4%
Novartis AG	0.8
Nestle SA	0.7
Visa, Inc., Class A	0.6
Amazon.com, Inc.	0.6
Bayer AG	0.6
Toronto-Dominion Bank	0.6
Check Point Software Technologies Ltd.	0.6
AIA Group Ltd.	0.5
Toyota Motor Corp.	0.5
Total	6.9%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.7%
UK Gilts, 3.750%, due 09/07/20	0.7
US Treasury Notes, 0.750%, due 12/31/17	0.7
Bundesrepublik Deutschland, 3.000%, due 07/04/20	0.6
US Treasury Bonds, 8.000%, due 11/15/21	0.4
Republic of Ireland, 5.400%, due 03/13/25	0.4
Government of Australia, 4.500%, due 04/21/33	0.3
New Zealand Government Bond, 5.500%, due 04/15/23	0.3
UK Gilts, 2.000%, due 01/22/16	0.3
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.3
Total	4.7%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2014

Percentage of net assets
United States	24.1%
United Kingdom	6.4
Japan	6.0
Germany	3.4
Switzerland	2.2
Total	42.1%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States 24.1%, United Kingdom 6.4%, Japan 6.0%, Germany 3.4%, Switzerland 2.2%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	0.49%
Airlines	0.70
Auto components	0.44
Automobiles	1.61
Banks	3.90
Beverages	0.78
Biotechnology	1.53
Building products	0.06
Capital markets	0.46
Chemicals	1.12
Commercial services & supplies	0.03
Communications equipment	0.06
Construction & engineering	0.16
Construction materials	0.36
Consumer finance	0.52
Diversified financial services	1.00
Diversified telecommunication services	0.52
Electric utilities	0.29
Electrical equipment	0.58
Electronic equipment, instruments & components	0.56
Energy equipment & services	0.65
Food & staples retailing	0.42
Food products	1.82
Health care equipment & supplies	0.25
Health care providers & services	0.49
Hotels, restaurants & leisure	1.02
Household durables	0.37
Industrial conglomerates	0.93
Insurance	3.07
Internet & catalog retail	0.96
Internet software & services	2.02
IT services	0.79
Life sciences tools & services	0.38
Machinery	1.09
Marine	0.27
Media	1.16
Metals & mining	1.41
Multiline retail	0.16

Multi-utilities	0.23%
Oil, gas & consumable fuels	1.80
Paper & forest products	0.03
Personal products	0.36
Pharmaceuticals	3.71
Real estate investment trust (REIT)	0.53
Real estate management & development	0.34
Road & rail	0.41
Semiconductors & semiconductor equipment	1.26
Software	2.06
Specialty retail	0.85
Technology hardware, storage & peripherals	1.48
Textiles, apparel & luxury goods	1.50
Tobacco	0.58
Trading companies & distributors	0.99
Water utilities	0.02
Wireless telecommunication services	0.89
Total common stocks	49.47%

Bonds
Mortgage & agency debt security	0.01
US government obligations	2.07
Non-US government obligations	6.47
Total bonds	8.55%

Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	1.98
UBS Emerging Markets Equity Relationship Fund	6.93
Total investment companies	8.91%

Short-term investment	31.46
Investment of cash collateral from securities loaned	2.90
Total investments	101.29%

Liabilities, in excess of cash and other assets	(1.29)
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of the underlying investment companies was included.

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 49.47%
Australia: 0.25%
Westfield Corp.	85,240	$624,840

Brazil: 0.19%
BB Seguridade Participacoes SA	6,000	72,590
BRF SA	4,700	112,169
Cielo SA	5,100	79,948
Fibria Celulose SA ADR*,1	5,700	69,141
Itau Unibanco Holding SA ADR	10,000	130,100

Total Brazil common stocks		463,948

Canada: 1.54%
Canadian Oil Sands Ltd.	46,600	417,948
Canadian Pacific Railway Ltd.[1]	3,000	578,070
Lightstream Resources Ltd.[1]	15,259	15,629
Suncor Energy, Inc.	29,600	940,128
Teck Resources Ltd., Class B1	32,000	437,390
Toronto-Dominion Bank	29,200	1,395,156

Total Canada common stocks		3,784,321

China: 1.77%
AIA Group Ltd.	237,686	1,310,949
Alibaba Group Holding Ltd. ADR*	5,150	535,291
Baidu, Inc. ADR*	365	83,209
Belle International Holdings Ltd.	73,000	81,997
Brilliance China Automotive Holdings Ltd.	22,000	35,225
China Railway Group Ltd., H Shares	358,000	292,798
Cosmo Lady China Holdings Co., Ltd.*,2	83,729	56,690
Hengan International Group Co., Ltd.	3,500	36,492
Industrial & Commercial Bank of China Ltd., H Shares	295,000	215,407
Jardine Matheson Holdings Ltd.	14,000	850,701
Ping An Insurance Group Co. of China Ltd., H Shares	27,000	273,390
Qihoo 360 Technology Co., Ltd. ADR*,1	640	36,646
Shimao Property Holdings Ltd.	49,000	108,515
Sihuan Pharmaceutical Holdings Group Ltd.	49,000	32,593
Sunac China Holdings Ltd.	18,000	18,183
Tencent Holdings Ltd.	14,500	209,800
Wisdom Holdings Group	50,000	28,856
ZTE Corp., H Shares	68,000	147,130

Total China common stocks		4,353,872

Denmark: 0.53%
A.P. Moeller - Maersk A/S, Class B	339	674,255
Danske Bank A/S	23,599	638,019

Total Denmark common stocks		1,312,274

Finland: 0.44%
Sampo Oyj, Class A	23,190	1,085,626

	Shares	Value
France: 0.70%
Danone SA	13,272	$867,697
Schneider Electric SE	11,802	859,531

Total France common stocks		1,727,228

Germany: 1.84%
AIXTRON SE*,1	31,595	355,162
Bayer AG	10,482	1,428,785
Daimler AG	9,954	826,720
E.ON SE	32,295	551,976
HeidelbergCement AG	8,257	582,778
ThyssenKrupp AG*	30,624	780,111

Total Germany common stocks		4,525,532

Hong Kong: 0.05%
Beijing Enterprises Water Group Ltd.*	56,000	37,840
PAX Global Technology Ltd.*	86,000	88,090

Total Hong Kong common stocks		125,930

India: 0.37%
Dr Reddy’s Laboratories Ltd. ADR	5,900	297,655
HDFC Bank Ltd. ADR	1,750	88,813
ICICI Bank Ltd. ADR	16,000	184,800
Infosys Ltd. ADR[1]	5,320	167,367
Tata Motors Ltd. ADR	3,900	164,892

Total India common stocks		903,527

Indonesia: 0.13%
Bank Central Asia Tbk PT	71,400	75,737
Ciputra Development Tbk PT	85,900	8,616
Lippo Karawaci Tbk PT	247,200	20,296
Media Nusantara Citra Tbk PT	188,700	38,571
Surya Citra Media Tbk PT	131,700	37,166
Telekomunikasi Indonesia Persero Tbk PT	509,600	117,121
Wijaya Karya Persero Tbk PT	80,800	23,848

Total Indonesia common stocks		321,355

Ireland: 0.81%
Ryanair Holdings PLC ADR*	10,500	748,335
Shire PLC	17,527	1,242,665

Total Ireland common stocks		1,991,000

Israel: 0.67%
Check Point Software Technologies Ltd.*	17,400	1,367,118
Mellanox Technologies Ltd.*	3,710	158,528
Teva Pharmaceutical Industries Ltd. ADR	2,300	132,273

Total Israel common stocks		1,657,919

Italy: 0.43%
Intesa Sanpaolo SpA	201,691	585,086
Mediolanum SpA	75,545	481,425

Total Italy common stocks		1,066,511

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Continued)
Japan: 6.00%
Astellas Pharma, Inc.	72,900	$1,014,921
Bridgestone Corp.	15,800	547,975
Fuji Heavy Industries Ltd.	34,900	1,234,971
Hino Motors Ltd.	53,000	697,656
Hitachi Ltd.	119,000	878,311
Inpex Corp.	43,400	483,171
ITOCHU Corp.	54,400	580,725
Japan Airlines Co., Ltd.	30,600	907,261
KDDI Corp.	20,300	1,275,328
Mitsubishi UFJ Financial Group, Inc.	162,900	895,010
ORIX Corp.	79,900	1,005,366
Panasonic Corp.	70,500	830,380
Shin-Etsu Chemical Co., Ltd.	13,700	891,867
Sumitomo Realty & Development Co., Ltd.	20,000	681,383
THK Co., Ltd.	35,600	855,536
Tokio Marine Holdings, Inc.	21,300	691,775
Toyota Motor Corp.	20,600	1,283,738

Total Japan common stocks		14,755,374

Korea, Republic of: 0.03%
Korea Electric Power Corp.*	1,797	69,244

Malaysia: 0.06%
Axiata Group Bhd	39,600	79,703
BerMaz Motor Sdn Bhd*	19,500	18,332
SapuraKencana Petroleum Bhd	64,700	42,805

Total Malaysia common stocks		140,840

Mexico: 0.13%
Alfa SAB de CV, Class A*	12,800	28,578
Alsea SAB de CV*	16,000	44,214
Cemex SAB de CV ADR*,1	15,862	161,634
Grupo Televisa SAB ADR*	2,700	91,962

Total Mexico common stocks		326,388

Netherlands: 1.08%
Heineken NV	10,079	715,686
ING Groep NV CVA*	89,146	1,151,736
Koninklijke DSM NV	10,059	613,529
NXP Semiconductors NV*	2,140	163,496

Total Netherlands common stocks		2,644,447

Norway: 0.36%
Telenor ASA	43,630	882,574

Peru: 0.03%
Credicorp Ltd.	500	80,090

Philippines: 0.11%
GT Capital Holdings, Inc.	1,610	36,877
Metropolitan Bank & Trust Co.	39,914	73,594
Philippine Long Distance Telephone Co.	550	35,494

	Shares	Value
SM Investments Corp.	4,525	$81,762
Universal Robina Corp.	9,300	40,547

Total Philippines common stocks		268,274

Russia: 0.03%
Magnit PJSC GDR[3]	1,351	61,056

South Africa: 0.21%
Aspen Pharmacare Holdings Ltd.*	5,372	187,408
Life Healthcare Group Holdings Ltd.	4,867	17,980
Naspers Ltd., Class N	1,808	233,874
Nedbank Group Ltd.[1]	3,531	75,618

Total South Africa common stocks		514,880

South Korea: 0.42%
Amorepacific Corp.*	74	149,396
CJ Korea Express Co., Ltd.*	567	100,114
Cosmax, Inc.*	668	60,302
Coway Co., Ltd.*	462	35,228
Hankook Tire Co., Ltd.*	663	31,507
Hansae Co., Ltd.*	1,037	37,307
Hanssem Co., Ltd.*	370	38,459
Hyundai Development Co.-Engineering & Construction*	2,374	83,241
Hyundai Wia Corp.*	240	38,370
NAVER Corp.*	101	64,684
Samsung Card Co., Ltd.*	1,627	65,411
Shinhan Financial Group Co., Ltd.*	2,534	101,854
SK Hynix, Inc.*	4,998	213,592

Total South Korea common stocks		1,019,465

Spain: 1.07%
Acciona SA*	4,337	292,658
Banco Santander SA	102,580	860,966
Bankia SA*	469,395	696,549
Mediaset Espana Comunicacion SA*	62,516	785,955

Total Spain common stocks		2,636,128

Sweden: 0.11%
Lundin Petroleum AB*	19,408	277,736

Switzerland: 2.20%
ACE Ltd.	1,900	218,272
Glencore PLC*	147,580	681,204
Nestle SA	22,913	1,670,381
Novartis AG	22,264	2,064,841
Zurich Insurance Group AG*	2,465	770,318

Total Switzerland common stocks		5,405,016

Taiwan: 0.35%
Catcher Technology Co., Ltd.	3,000	23,167
Cathay Financial Holding Co., Ltd.	22,000	32,508
Inotera Memories, Inc.*	68,000	106,692
Largan Precision Co., Ltd.	3,000	224,569
MediaTek, Inc.	4,000	58,150

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Continued)
Taiwan—(Concluded)
President Chain Store Corp.	13,000	$100,409
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,900	311,082

Total Taiwan common stocks		856,577

Thailand: 0.03%
Charoen Pokphand Foods PCL	78,800	64,852

Turkey: 0.08%
Pegasus Hava Tasimaciligi AS*	3,992	56,460
Turkiye Halk Bankasi AS	23,311	138,085

Total Turkey common stocks		194,545

United Kingdom: 5.44%
Anglo American PLC	34,395	636,460
Aon PLC	2,300	218,109
Ashtead Group PLC	59,004	1,047,905
Associated British Foods PLC	16,024	783,399
AstraZeneca PLC	12,557	886,910
Aviva PLC	125,034	939,428
BP PLC	147,329	935,182
Burberry Group PLC	25,749	653,296
Imperial Tobacco Group PLC	23,016	1,013,152
Lloyds Banking Group PLC*	611,852	719,697
London Stock Exchange Group PLC	21,653	745,058
Noble Corp. PLC	8,800	145,816
Premier Oil PLC	94,836	245,289
Prudential PLC	34,882	806,454
Rio Tinto PLC	20,410	940,841
SABMiller PLC	14,998	781,863
Sage Group PLC	145,679	1,052,178
Vodafone Group PLC	235,538	807,572

Total United Kingdom common stocks		13,358,609

United States: 22.01%
AbbVie, Inc.	12,665	828,798
Acorda Therapeutics, Inc.*	6,400	261,568
Actavis PLC*	600	154,446
Affiliated Managers Group, Inc.*	2,770	587,905
Alnylam Pharmaceuticals, Inc.*	3,100	300,700
Altera Corp.	21,960	811,202
Amazon.com, Inc.*	4,760	1,477,266
American Express Co.	10,710	996,458
AMETEK, Inc.	10,820	569,457
Apple, Inc.	31,169	3,440,434
Applied Materials, Inc.	8,100	201,852
Baker Hughes, Inc.	6,700	375,669
Best Buy Co., Inc.	4,760	185,545
Bio-Rad Laboratories, Inc., Class A*	1,259	151,785
Bluebird Bio, Inc.*	1,000	91,720
Boeing Co.	2,400	311,952
BorgWarner, Inc.	8,635	474,493

	Shares	Value
Broadcom Corp., Class A	4,350	$188,485
Capital One Financial Corp.	2,700	222,885
Catamaran Corp.*	12,375	640,406
Celgene Corp.*	7,150	799,799
Chimerix, Inc.*	10,950	440,847
Citigroup, Inc.	9,990	540,559
Colfax Corp.*	3,800	195,966
Concho Resources, Inc.*	3,995	398,501
Cummins, Inc.	2,795	402,955
Danaher Corp.	11,005	943,239
Digital Realty Trust, Inc.	5,800	384,540
Eli Lilly & Co.	3,700	255,263
Envision Healthcare Holdings, Inc.*	4,500	156,105
EOG Resources, Inc.	3,350	308,434
Estee Lauder Cos., Inc., Class A	8,440	643,128
Exxon Mobil Corp.	1,600	147,920
Facebook, Inc., Class A*	15,255	1,190,195
Freescale Semiconductor Ltd.*,1	6,500	163,995
General Electric Co.	15,100	381,577
General Motors Co.	11,700	408,447
Gilead Sciences, Inc.*	10,185	960,038
Google, Inc., Class A*	1,960	1,040,094
Google, Inc., Class C*	1,415	744,856
Hain Celestial Group, Inc.*	8,740	509,455
Halliburton Co.	8,300	326,439
Hertz Global Holdings, Inc.*	13,600	339,184
Home Depot, Inc.	10,260	1,076,992
Hospira, Inc.*	4,850	297,062
Impax Laboratories, Inc.*	6,000	190,080
Intercontinental Exchange, Inc.	3,105	680,895
Intuitive Surgical, Inc.*	1,170	618,860
Invesco Ltd.	4,900	193,648
Jabil Circuit, Inc.	8,200	179,006
Joy Global, Inc.	4,300	200,036
JPMorgan Chase & Co.	8,400	525,672
Laboratory Corp. of America Holdings*	1,450	156,455
Las Vegas Sands Corp.	15,205	884,323
Lexicon Pharmaceuticals, Inc.*,1	111,800	101,727
Lincoln National Corp.	6,200	357,554
LinkedIn Corp., Class A*	2,350	539,818
MacroGenics, Inc.*	700	24,549
Macy’s, Inc.	5,850	384,637
Martin Marietta Materials, Inc.	1,240	136,797
McDermott International, Inc.*,1	44,850	130,514
MetLife, Inc.	5,100	275,859
Michael Kors Holdings Ltd.*	8,590	645,109
Micron Technology, Inc.*	5,980	209,360
Mondelez International, Inc., Class A	11,400	414,105
Monsanto Co.	1,900	226,993
Morgan Stanley	8,900	345,320
NetApp, Inc.	4,300	178,235
NextEra Energy, Inc.	3,300	350,757
NIKE, Inc., Class B	12,455	1,197,548
Owens Corning	4,300	153,983

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Pacific DataVision, Inc.*,2	7,800	$265,200
Parker-Hannifin Corp.	2,550	328,823
PDC Energy, Inc.*	6,350	262,065
PepsiCo, Inc.	4,500	425,520
Philip Morris International, Inc.	5,000	407,250
Praxair, Inc.	3,200	414,592
Precision Castparts Corp.	3,735	899,687
Priceline Group, Inc.*	775	883,663
Ralph Lauren Corp.	5,415	1,002,641
Regeneron Pharmaceuticals, Inc.*	1,825	748,706
Regulus Therapeutics, Inc.*	2,400	38,496
Rite Aid Corp.*	22,350	168,072
salesforce.com, Inc.*	19,900	1,180,269
Salix Pharmaceuticals Ltd.*	1,000	114,940
Schlumberger Ltd.	6,730	574,809
ServiceNow, Inc.*	8,385	568,922
ServiceSource International, Inc.*	23,600	110,448
Sherwin-Williams Co.	2,330	612,883
Silicon Laboratories, Inc.*	3,081	146,717
Simon Property Group, Inc.	1,600	291,376
Starbucks Corp.	14,075	1,154,854
Symantec Corp.	15,000	384,825
Thermo Fisher Scientific, Inc.	6,230	780,557
Time Warner Cable, Inc.	2,550	387,753
TJX Cos., Inc.	11,905	816,445
United Rentals, Inc.*	7,880	803,839
UnitedHealth Group, Inc.	2,200	222,398
US Bancorp	6,800	305,660
Viacom, Inc., Class B	11,530	867,633
Visa, Inc., Class A	6,075	1,592,865
VMware, Inc., Class A*	6,085	502,134
Walgreens Boots Alliance, Inc.	9,045	689,229
Walt Disney Co.	4,100	386,179
Waste Management, Inc.	1,500	76,980
Wells Fargo & Co.	1,800	98,676
Yelp, Inc.*	9,600	525,408
Yum! Brands, Inc.	5,650	411,603

Total United States common stocks		54,082,573
Total common stocks (cost $113,224,536)		121,582,551

	Face amount
Bonds: 8.55%
Mortgage & agency debt security: 0.01%
United States: 0.01%
Federal Home Loan Mortgage Corp. Gold Pools,# G00194, 7.500%, due 02/01/24[4] (cost $34,635)	$33,612	37,550

	Face amount	Value
US government obligations: 2.07%
US Treasury Bonds,
2.750%, due 11/15/42[1]	$ 370,000	$369,624
3.625%, due 08/15/43	85,000	99,961
3.750%, due 11/15/43	100,000	120,211
5.375%, due 02/15/31[1]	125,000	174,229
8.000%, due 11/15/21	635,000	883,444
US Treasury Notes,
0.750%, due 12/31/17[1]	1,660,000	1,642,492
1.625%, due 11/15/22[1]	360,000	349,228
2.500%, due 04/30/15	510,000	514,025
2.500%, due 08/15/23	130,000	134,174
3.125%, due 04/30/17[1]	750,000	790,019
Total US government obligations (cost $4,987,338)		5,077,407

Non-US government obligations: 6.47%
Australia: 0.65%
Commonwealth of Australia, 4.500%, due 04/21/33	AUD 880,000	846,780
6.250%, due 04/15/15	900,000	742,739

		1,589,519

Belgium: 0.31%
Kingdom of Belgium, 1.250%, due 06/22/18[3]	EUR 595,000	750,507

Canada: 0.00%[5]
Government of Canada, 5.750%, due 06/01/29	CAD 100	125
8.000%, due 06/01/23	200	258

		383

Finland: 0.30%
Government of Finland, 4.375%, due 07/04/19[2,3]	EUR 515,000	743,449

France: 0.37%
Government of France, 3.150%, due 07/25/32[6]	160,826	294,232
3.750%, due 04/25/21	420,000	616,356

		910,588

Germany: 1.55%
Bundesobligation, 1.250%, due 10/14/16	280,000	346,525
Bundesrepublik Deutschland, 3.000%, due 07/04/20	1,070,000	1,504,374
3.250%, due 07/04/21	1,165,000	1,693,892
4.000%, due 01/04/37	140,000	258,857

		3,803,648

Ireland: 0.35%
Republic of Ireland, 5.400%, due 03/13/25	520,000	866,989

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Italy: 0.66%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[3,6]	EUR 617,920	$807,980
2.550%, due 09/15/41[6]	260,916	349,522
4.250%, due 02/01/19[3]	335,000	460,831

		1,618,333

Netherlands: 0.30%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2,3]	590,000	741,478

New Zealand: 0.33%
New Zealand Government Bond, 5.500%, due 04/15/23	NZD 930,000	819,537

Spain: 0.65%
Kingdom of Spain, 3.300%, due 07/30/16	EUR 350,000	442,169
3.750%, due 10/31/18	340,000	458,854
4.200%, due 01/31/37	240,000	363,974
4.800%, due 01/31/24	220,000	340,689

		1,605,686

United Kingdom: 1.00%
UK Gilts, 2.000%, due 01/22/16	GBP 510,000	808,284
3.750%, due 09/07/20	930,000	1,643,180

		2,451,464
Total Non-US government obligations (cost $16,311,656)		15,901,581
Total bonds (cost $21,333,629)		21,016,538

	Shares	Value
Investment companies: 8.91%
iShares JP Morgan USD Emerging Markets Bond ETF[1]	44,355	$4,866,187
UBS Emerging Markets Equity Relationship Fund*,7	481,624	17,031,614
Total investment companies (cost $22,506,243)		21,897,801

Short-term investment: 31.46%
Investment company: 31.46%
UBS Cash Management Prime Relationship Fund[7] (cost $77,302,320)	77,302,320	77,302,320

Investment of cash collateral from securities loaned : 2.90%
UBS Private Money Market Fund LLC[7] (cost $7,123,164)	7,123,164	7,123,164
Total investments: 101.29% (cost $241,489,892)		248,922,374

Liabilities, in excess of cash and other assets—(1.29)%		(3,180,584)
Net assets—100.00%		$245,741,790

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $238,595,493; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,402,589
Gross unrealized depreciation	(6,075,708)

Net unrealized appreciation of investments	$10,326,881

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	GBP	5,390,000	USD	8,473,479	03/19/15	$77,564
GSI	CHF	6,360,000	USD	6,598,161	03/19/15	192,291
GSI	USD	10,703,009	JPY	1,258,600,000	03/19/15	(188,510)
JPMCB	BRL	2,920,000	USD	1,127,152	03/19/15	50,560
JPMCB	CNY	16,505,000	USD	2,675,908	03/19/15	37,719
JPMCB	HKD	7,595,000	USD	979,497	03/19/15	116
JPMCB	ILS	6,980,000	USD	1,809,415	03/19/15	19,423
JPMCB	KRW	6,448,000,000	USD	5,797,466	03/19/15	(49,051)
JPMCB	MYR	15,671,000	USD	4,636,391	03/19/15	181,448
JPMCB	NOK	2,320,000	USD	338,221	03/19/15	27,586
JPMCB	RUB	38,514,288	USD	794,929	03/19/15	187,096
JPMCB	TWD	44,400,000	USD	1,439,735	03/19/15	34,110
JPMCB	USD	2,398,658	CAD	2,715,000	03/19/15	(65,524)
JPMCB	USD	2,386,830	HUF	588,900,000	03/19/15	(140,211)
JPMCB	USD	3,319,911	INR	208,590,000	03/19/15	(65,538)
JPMCB	USD	4,835,226	MXN	66,580,000	03/19/15	(343,066)
JPMCB	USD	2,733,112	PHP	123,400,000	03/19/15	16,060
JPMCB	USD	850,985	PLN	2,865,000	03/19/15	(44,424)
JPMCB	USD	4,115,010	SEK	30,590,000	03/19/15	(189,922)
JPMCB	USD	1,588,386	SGD	2,070,000	03/19/15	(27,680)
SSB	NZD	13,275,000	USD	10,271,903	03/19/15	(9,600)
SSB	USD	10,675,973	EUR	8,565,000	03/19/15	(304,931)
Net unrealized depreciation on forward foreign currency contracts						$(604,484)

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 70 contracts (USD)	March 2015	$11,176,000	$11,563,125	$387,125
10 Year US Treasury Notes, 128 contracts (USD)	March 2015	16,147,224	16,230,000	82,776
US Treasury futures sell contracts:
2 Year US Treasury Notes, 29 contracts (USD)	March 2015	(6,347,333)	(6,339,219)	8,114
5 Year US Treasury Notes, 81 contracts (USD)	March 2015	(9,655,333)	(9,633,305)	22,028
Index futures buy contracts:
DAX Index, 26 contracts (EUR)	March 2015	7,574,599	7,692,323	117,724
E-mini S&P 500 Index, 286 contracts (USD)	March 2015	28,302,614	29,349,320	1,046,706
FTSE 100 Index, 25 contracts (GBP)	March 2015	2,438,194	2,526,136	87,942
Hong Kong Hang Seng Index, 35 contracts (HKD)	January 2015	2,667,497	2,697,476	29,979
MSCI Taiwan Index, 36 contracts (USD)	January 2015	1,219,853	1,235,160	15,307
TOPIX Index, 93 contracts (JPY)	March 2015	11,300,614	10,804,867	(495,747)
Index futures sell contracts:
Mini MSCI Emerging Markets Index, 206 contracts (USD)	March 2015	(9,342,512)	(9,864,310)	(521,798)
Stockholm OMXS30 Index, 389 contracts (SEK)	January 2015	(7,147,636)	(7,278,792)	(131,156)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 244 contracts (AUD)	March 2015	22,131,492	22,167,510	36,018
Long Gilt, 82 contracts (GBP)	March 2015	14,862,480	15,276,555	414,075
Interest rate futures sell contracts:
Euro-Bund, 20 contracts (EUR)	March 2015	(3,707,314)	(3,772,210)	(64,896)
Japanese Government 10 Year Bond, 8 contracts (JPY)	March 2015	(9,813,198)	(9,870,763)	(57,565)
Net unrealized appreciation on futures contracts				$976,632

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$63,493,822	$58,088,729	$—	$121,582,551
Mortgage & agency debt security	—	37,550	—	37,550
US government obligations	—	5,077,407	—	5,077,407
Non-US government obligations	—	15,901,581	—	15,901,581
Investment companies	4,866,187	17,031,614	—	21,897,801
Short-term investment	—	77,302,320	—	77,302,320
Investment of cash collateral from securities loaned	—	7,123,164	—	7,123,164
Forward foreign currency contracts	—	823,973	—	823,973
Futures contracts	2,012,149	235,645	—	2,247,794
Total	$70,372,158	$181,621,983	$—	$251,994,141

UBS Global Securities Relationship Fund

Portfolio of investments

December 31, 2014

	(Level 1)	(Level 2)	(Level 3)	Total
Liabilities
Forward foreign currency contracts	$—	$(1,428,457)	$—	$(1,428,457)
Futures contracts	(644,259)	(626,903)	—	(1,271,162)
Total	$(644,259)	$(2,055,360)	$—	$(2,699,619)

As of December 31, 2014, $58,324,374 of common stocks and futures contracts, net were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2014.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $1,806,817 or 0.74% of net assets.
[3]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $3,565,301 or 1.45% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Amount represents less than 0.005%.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[7]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Net realized gain during the year ended 12/31/14	Change in net unrealized depreciation during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$56,003,365	$69,634,122	$48,335,167	$—	$—	$77,302,320	$52,256
UBS Private Money Market Fund LLC[a]	7,712,472	132,534,751	133,124,059	—	—	7,123,164	881
UBS Emerging Markets Equity Relationship Fund	17,103,665	—	—	—	(72,051)	17,031,614	—
UBS High Yield Relationship Fund	17,213,808	—	18,060,381	3,299,381	(2,452,808)	—	—
	$98,033,310	$202,168,873	$199,519,607	$3,299,381	$(2,524,859)	$101,457,098	$53,137

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

Over the 12 months ended December 31, 2014, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 0.31% (the Fund declined 1.80% after the deduction of transaction charges), while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), fell 2.19%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.) The Fund outperformed its benchmark during the reporting period, with strong stock selection contributing the most to relative performance. Sector positioning was also additive for results, albeit to a modest extent.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period.

–	Shares of Naspers, a South African media and internet company, rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Taiwan Semiconductor Manufacturing Company, Taiwan’s leading semiconductor company, was a substantial contributor to performance. The company delivered operationally and benefited from both a positive long-term outlook for semiconductor demand and from its attractive stock valuation.

–	China Pacific Insurance was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of ICICI Bank, one of India’s largest banks, rallied over the reporting period. The stock continued to benefit from renewed optimism about the Indian economy, as the new government seeks to implement constructive policies and reforms. Expectations of a recovery in banks’ earnings were supported by results that showed no further deterioration. ICICI Bank’s share valuation was below its peers, and attractive given the expectation of improving fundamentals.

Country allocations, overall, contributed to performance during the reporting period. Country weightings, which are the result of our bottom-up stock selection, added value during the period, led by the Fund’s overweight in India. Investor sentiments toward Indian equities improved in the run-up to and after the 2014 general elections. The newly elected Bharatiya Janata Party led by Prime Minister Modi is expected to pave the way for constructive policies to improve India’s weak economy.

What did not work:

•	A number of individual stocks had a negative impact on performance.

–	Sberbank, Russia’s largest bank, was the Fund’s largest detractor during the reporting period. The stock, commonly used as a proxy for the Russian equity market, was weighed down by a combination of factors, including increased geopolitical risks, the deterioration of Russia’s economic prospects and the sharp fall of the Russian ruble versus the US dollar, as the price of oil declined.

–	LG Chem, Korea’s largest chemical company, significantly detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Petrobras is a semi-public Brazilian oil company. The stock’s poor performance over the reporting period was mainly driven by the collapse of oil prices, as well as continued uncertainty regarding a corruption scandal surrounding the company. We sold Petrobras prior to the end of the reporting period.

–	Vale, a Brazilian mining company, was another weak performer, and the Fund’s overweight position in the stock detracted from returns. We sold Vale in December, as less world demand for iron ore and downward earnings revisions continue to weigh on the company’s shares. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

Certain country allocations were negative for the period. Our bottom-up driven overweight in Russia detracted from performance. The Russian market was negatively impacted by the Ukraine crisis and resulting sanctions. The sharp decline in the price of oil exacerbated the weak economic outlook. This, coupled with a falling ruble, put additional pressure on stock fundamentals from the domestic sector, amid declining consumer purchasing power and an overall weakening consumer and business sentiment.

Portfolio highlights

–	Naspers is a South African media and internet company. Its share price outperformance was driven by the growing value of its stake in Tencent (a leading Chinese internet company). Naspers also entered into a value-enhancing joint venture agreement with a main competitor within the e-commerce/classifieds business, allowing for faster monetization and reduction of investments within this business area.

–	China Pacific Insurance is a Chinese insurance company. The stock has benefited from the rebound in equity markets over the second half of 2014 on the back of easier monetary conditions in China. The company’s share price was supported by the company’s exposure to equities (about 10% of its assets), improving fundamentals and low valuations relative to profitability.

–	LG Chem, the largest chemical company in Korea, was negatively impacted by the weak pricing environment for commodities over the reporting period. There were also growing concerns around global growth and a weak commodity outlook, given moderating economic activity in China.

–	Vale is a Brazilian mining company. Its shares were weighed down by the weak iron ore market, as spot prices reached multi-year lows during the reporting period. Concerns rose around a weak pricing outlook, given the lower demand growth (especially from China), a higher US dollar and rising overcapacity in its main markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund[1]	(0.31)%	1.02%	8.36%
UBS Emerging Markets Equity Relationship Fund[2]	(1.80)	0.72	8.24
MSCI Emerging Markets Index (net)[3]	(2.19)	1.78	8.43

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund (excluding 0.75% transaction charge) over the 10 years ended December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.2%
Naspers Ltd., Class N	5.0
Samsung Electronics Co., Ltd.	4.2
China Mobile Ltd.	3.7
China Construction Bank Corp., H Shares	3.6
Ping An Insurance Group Co. of China Ltd., H Shares	3.4
China Pacific Insurance Group Co., Ltd., H Shares	3.0
Itau Unibanco Holding SA ADR	2.8
Hengan International Group Co., Ltd.	2.5
Astra International Tbk PT	2.3
Total	36.7%

Country exposure by issuer, top five

(unaudited)

As of December 31, 2014

Percentage of net assets
China	25.2%
India	13.2
Taiwan	10.6
South Korea	10.0
Brazil	9.0
Total	68.0%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Auto components	1.72%
Automobiles	4.36
Banks	18.39
Beverages	2.18
Chemicals	2.85
Construction materials	4.41
Containers & packaging	1.27
Diversified consumer services	0.91
Diversified financial services	2.04
Diversified telecommunication services	1.04
Electronic equipment, instruments & components	1.94
Food products	1.17
Health care equipment & supplies	0.97
Household products	0.09
Insurance	6.40
Internet software & services	1.49
IT services	1.56
Media	4.98
Metals & mining	3.37
Oil, gas & consumable fuels	3.19
Personal products	2.47
Pharmaceuticals	1.07
Real estate management & development	2.80
Semiconductors & semiconductor equipment	7.50
Technology hardware, storage & peripherals	4.24
Tobacco	3.36
Transportation infrastructure	1.22
Wireless telecommunication services	7.24
Total common stocks	94.23%

Preferred stocks	3.47
Short-term investment	1.43
Total investments	99.13%

Cash and other assets, less liabilities	0.87
Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 94.23%
Brazil: 6.38%
Banco Bradesco SA ADR	362,310	$4,844,084
Itau Unibanco Holding SA ADR	439,382	5,716,360
Klabin SA	480,000	2,634,565

Total Brazil common stocks		13,195,009

China: 25.18%
Anhui Conch Cement Co., Ltd., H Shares	666,000	2,465,775
China Construction Bank Corp., H Shares	9,020,300	7,367,625
China Merchants Holdings International Co., Ltd.	748,723	2,514,883
China Mobile Ltd.	659,000	7,718,700
China Overseas Land & Investment Ltd.	994,000	2,940,482
China Pacific Insurance Group Co., Ltd., H Shares	1,252,800	6,302,856
China Resources Land Ltd.	1,087,900	2,859,021
China Unicom Hong Kong Ltd.	1,600,000	2,144,223
Hengan International Group Co., Ltd.	488,900	5,097,374
Ping An Insurance Group Co. of China Ltd., H Shares	684,000	6,925,872
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	2,492,000	2,003,343
TAL Education Group ADR*	67,100	1,884,839
Tencent Holdings Ltd.	125,000	1,808,616

Total China common stocks		52,033,609

India: 13.22%
HDFC Bank Ltd.	252,783	4,323,310
Hindustan Unilever Ltd.	16,360	196,608
ICICI Bank Ltd.	522,135	2,905,652
ITC Ltd.	750,269	4,370,593
Mahindra & Mahindra Ltd.	211,312	4,113,991
Reliance Industries Ltd.	218,453	3,071,894
State Bank of India	588,740	2,892,241
Sun Pharmaceutical Industries Ltd.	169,813	2,219,159
Tata Consultancy Services Ltd.	79,571	3,221,886

Total India common stocks		27,315,334

Indonesia: 4.96%
Astra International Tbk PT	8,202,860	4,892,059
Bank Central Asia Tbk PT	2,761,700	2,929,440
Indocement Tunggal Prakarsa Tbk PT	609,500	1,229,818
Semen Indonesia Persero Tbk PT	922,200	1,203,939

Total Indonesia common stocks		10,255,256

Mexico: 5.09%
Fomento Economico Mexicano SAB de CV ADR*	35,500	3,125,065
Grupo Financiero Banorte SAB de CV, Class O	559,900	3,081,514
Grupo Mexico SAB de CV, Series B	1,483,900	4,306,742

Total Mexico common stocks		10,513,321

	Shares	Value
Netherlands: 0.62%
Yandex NV, Class A*	71,400	$1,282,344

Peru: 1.28%
Southern Copper Corp.	94,082	2,653,112

Poland: 1.21%
Powszechna Kasa Oszczednosci Bank Polski SA	248,515	2,494,568

Russia: 2.40%
Lukoil OAO ADR	91,665	3,515,352
Sberbank of Russia	1,659,633	1,456,139

Total Russia common stocks		4,971,491

South Africa: 7.02%
FirstRand Ltd.	970,270	4,217,965
Naspers Ltd., Class N	79,544	10,289,433

Total South Africa common stocks		14,507,398

South Korea: 9.18%
Hyundai Mobis Co. Ltd.	16,611	3,553,871
KT&G Corp.	37,000	2,569,034
LG Chem Ltd.	25,036	4,093,950
Samsung Electronics Co., Ltd.	7,288	8,761,958

Total South Korea common stocks		18,978,813

Taiwan: 10.61%
Advanced Semiconductor Engineering, Inc.	2,311,000	2,744,607
Hon Hai Precision Industry Co., Ltd.	1,452,720	4,011,707
Taiwan Semiconductor Manufacturing Co., Ltd.	2,896,000	12,758,245
Uni-President Enterprises Corp.	1,526,000	2,413,237

Total Taiwan common stocks		21,927,796

Thailand: 5.12%
Advanced Info Service PCL	342,700	2,598,752
Intouch Holdings PCL NVDR	830,000	1,978,305
PTT Global Chemical PCL NVDR	1,152,600	1,788,437
Siam Cement PCL NVDR	310,100	4,209,171

Total Thailand common stocks		10,574,665

Turkey: 1.29%
Turkcell Iletisim Hizmetleri AS*	438,114	2,673,587

United Kingdom: 0.67%
SABMiller PLC	26,500	1,379,958
Total common stocks (cost $194,084,281)		194,756,261

UBS Emerging Markets Equity Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Preferred stocks: 3.47%
Brazil: 2.63%
Cia Brasileira de Distribuicao, Preference shares	100,000	$3,710,406
Petroleo Brasileiro SA, Preference shares	457,289	1,723,736

Total Brazil preferred stocks		5,434,142

South Korea: 0.84%
Samsung Electronics Co., Ltd., Preference shares	1,845	1,735,352
Total preferred stocks (cost $10,428,270)		7,169,494

	Shares	Value
Short-term investment: 1.43%
Investment company: 1.43%
UBS Cash Management Prime Relationship Fund[1] (cost $2,957,120)	2,957,120	$2,957,120
Total investments: 99.13% (cost $207,469,671)		204,882,875

Cash and other assets, less liabilities—0.87%		1,798,569
Net assets—100.00%		$206,681,444

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $207,422,246; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$20,673,816
Gross unrealized depreciation	(23,213,187)

Net unrealized depreciation of investments	$(2,539,371)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$33,043,977	$161,712,284	$—	$194,756,261
Preferred stocks	5,434,142	1,735,352	—	7,169,494
Short-term investment	—	2,957,120	—	2,957,120
Total	$38,478,119	$166,404,756	$—	$204,882,875

As of December 31, 2014, $163,447,636 of common and preferred stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures. As of December 31, 2013, $10,185,832 of common stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$4,105,084	$75,240,258	$76,388,222	$2,957,120	$3,524
UBS Private Money Market Fund LLC[a]	—	41,708,651	41,708,651	—	59
	$4,105,084	$116,948,909	$118,096,873	$2,957,120	$3,583

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS International Equity Relationship Fund (the “Fund”) declined 2.30%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), fell 4.32%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

While the Fund posted a negative absolute return during the reporting period, it outperformed its benchmark due to stock selection.

Portfolio performance summary1

What worked

•	Stock selection drove the Fund’s outperformance during the reporting period.

–	Shire, an Irish biopharmaceutical company, was the Fund’s leading contributor to performance during the reporting period. The company specializes in treatments for attention deficit and hyperactivity disorder (ADHD), gastrointestinal (GI) diseases and human genetic therapies (HGT), as well as regenerative medicine (RM). While its shares were volatile in 2014 given a takeover bid by rival biopharmaceutical company, AbbVie, that ultimately collapsed, Shire’s shares moved sharply higher in 2014.

–	Fuji Heavy Industries, a Japanese manufacturing company, generated strong results and was among the Fund’s top performers during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Ryanair is a European discount airline. Investor sentiment for the company improved as Ryanair benefited from sharply falling oil prices.

–	Novartis, a Swiss pharmaceutical company, performed well and enhanced the Fund’s performance. (For additional details, see “Portfolio Highlights.”).

•	From a sector allocation perspective, an underweight in energy and overweights in health care and information technology contributed to relative performance. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process.

What didn’t work

•	A number of individual stocks detracted from performance during the reporting period.

–	Canadian Oil Sands, a Canadian oil company, detracted the most from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Lightstream Resources, a small, independent oil exploration and production company based in Canada, saw its share price fall sharply in 2014. (For additional details, see “Portfolio Highlights.”)

–	ORIX Corporation is a diversified financial services company headquartered in Japan. Its shares were negatively impacted as economic growth in the country weakened following an April 2014 tax hike. Japan ultimately fell back into a recession in the third quarter of the year.

–	Premier Oil is an independent British oil company with gas and oil interests in the UK, Asia and Africa. The company was negatively impacted by falling oil prices.

•	Sector allocation, overall, modestly detracted from results during the reporting period. Underweights in utilities and the consumer discretionary sector, along with an overweight in materials, were the largest negatives for the Fund’s relative performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

Portfolio highlights

•	Fuji Heavy Industry is a Japanese multinational corporation primarily involved in aerospace and ground transportation manufacturing. In particular, the company is known for its line of Subaru automobiles. The company was a beneficiary of a sharply weaker Japanese yen, as this makes the company’s products more competitive overseas. We have a positive outlook for the company given its consistent pace of model renewal and reputation for safety and reliability.

•	Novartis, a Swiss pharmaceutical company, is a leading specialist in the area of cardiovascular disease. The company is experiencing considerable growth for its latest cardiovascular drug, which has had strong results in the treatment of chronic heart failure. The drug has also reduced the risks of death and hospitalization among patients, with very few side effects. In addition, the company boasts an exciting oncology pipeline and is currently in the process of developing an innovative cancer treatment.

•	Canadian Oil Sands was the Fund’s worst performing position during the reporting period. Oil prices fell roughly 46% in 2014, causing oil exporters to suffer significant losses. Although share prices have fallen substantially, we have not made changes to the majority of the Fund’s energy holdings. Based on previous experience, our view is that once the price of oil begins to recover, these companies can gain back losses very quickly.

•	Lightstream Resources is a small, independent oil and gas producer based in Canada. The company has taken significant measures to shore up its balance sheet by selling assets, cutting capital expenditures (“capex”) and reducing its dividend. Despite the decline in oil prices, the company is still able to generate free cash flow after the capex cuts. Still, we believe there is increasing stress on the company’s balance sheet and we significantly reduced our position in the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	10 years
UBS International Equity Relationship Fund	(2.30)%	5.56%	4.40%
MSCI World Free ex USA Index (net)[1]	(4.32)	5.21	4.64

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Novartis AG	3.5%
Nestle SA	2.9
Bayer AG	2.5
Toronto-Dominion Bank	2.4
AIA Group Ltd.	2.2
Toyota Motor Corp.	2.2
KDDI Corp.	2.1
Shire PLC	2.1
Fuji Heavy Industries Ltd.	2.1
ING Groep NV CVA	2.0
Total	24.0%

Country exposure by issuer, top five

(unaudited)

As of December 31, 2014

Percentage of net assets
Japan	25.2%
United Kingdom	22.1
Switzerland	8.8
Germany	7.8
Canada	5.5
Total	69.4%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Airlines	2.83%
Auto components	0.93
Automobiles	5.68
Banks	11.81
Beverages	2.62
Chemicals	2.54
Construction materials	1.01
Diversified financial services	3.02
Diversified telecommunication services	1.52
Electric utilities	0.50
Electrical equipment	1.51
Electronic equipment, instruments & components	1.54
Food products	5.69
Household durables	1.42
Industrial conglomerates	1.44
Insurance	10.32
Machinery	2.67
Marine	1.18
Media	1.39
Metals & mining	5.86
Multi-utilities	0.96
Oil, gas & consumable fuels	5.69
Pharmaceuticals	11.37
Real estate investment trust (REIT)	1.06
Real estate management & development	1.14
Semiconductors & semiconductor equipment	0.62
Software	3.39
Textiles, apparel & luxury goods	1.11
Tobacco	1.73
Trading companies & distributors	2.77
Wireless telecommunication services	3.50
Total common stocks	98.82%

Short-term investment	1.16
Investment of cash collateral from securities loaned	1.14
Total investments	101.12%

Liabilities, in excess of cash and other assets	(1.12)
Net assets	100.00%

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 98.82%
Australia: 1.07%
Westfield Corp.	73,824	$541,157

Canada: 5.45%
Canadian Oil Sands Ltd.	40,300	361,444
Lightstream Resources Ltd.	12,364	12,664
Suncor Energy, Inc.	25,500	809,907
Teck Resources Ltd., Class B1	27,700	378,616
Toronto-Dominion Bank	25,100	1,199,261

Total Canada common stocks		2,761,892

China: 3.64%
AIA Group Ltd.	202,445	1,116,579
Jardine Matheson Holdings Ltd.	12,000	729,172

Total China common stocks		1,845,751

Denmark: 2.26%
A.P. Moeller—Maersk A/S, Class B	300	596,685
Danske Bank A/S	20,402	551,586

Total Denmark common stocks		1,148,271

Finland: 1.84%
Sampo Oyj, Class A	19,944	933,666

France: 2.99%
Danone SA	11,469	749,821
Schneider Electric SE	10,509	765,362

Total France common stocks		1,515,183

Germany: 7.78%
AIXTRON SE*,1	28,009	314,851
Bayer AG	9,233	1,258,536
Daimler AG	8,564	711,275
E.ON SE	28,367	484,840
HeidelbergCement AG	7,231	510,363
ThyssenKrupp AG*	26,015	662,702

Total Germany common stocks		3,942,567

Ireland: 3.38%
Ryanair Holdings PLC ADR*	9,000	641,430
Shire PLC	15,147	1,073,923

Total Ireland common stocks		1,715,353

Israel: 1.63%
Check Point Software Technologies Ltd.*	10,500	824,985

Italy: 1.83%
Intesa Sanpaolo SpA	174,379	505,857
Mediolanum SpA	65,843	419,597

Total Italy common stocks		925,454

Japan: 25.23%
Astellas Pharma, Inc.	64,000	891,015
Bridgestone Corp.	13,600	471,674
Fuji Heavy Industries Ltd.	30,000	1,061,579

	Shares	Value
Hino Motors Ltd.	45,600	$600,247
Hitachi Ltd.	106,000	782,361
Inpex Corp.	39,300	437,526
ITOCHU Corp.	46,600	497,460
Japan Airlines Co., Ltd.	26,800	794,595
KDDI Corp.	17,300	1,086,856
Mitsubishi UFJ Financial Group, Inc.	140,100	769,742
ORIX Corp.	69,100	869,471
Panasonic Corp.	61,000	718,485
Shin-Etsu Chemical Co., Ltd.	11,700	761,667
Sumitomo Realty & Development Co., Ltd.	17,000	579,176
THK Co., Ltd.	31,300	752,198
Tokio Marine Holdings, Inc.	18,700	607,333
Toyota Motor Corp.	17,800	1,109,250

Total Japan common stocks		12,790,635

Netherlands: 4.27%
Heineken NV	9,032	641,341
ING Groep NV CVA*	77,070	995,719
Koninklijke DSM NV	8,649	527,528

Total Netherlands common stocks		2,164,588

Norway: 1.52%
Telenor ASA	38,136	771,438

Spain: 4.53%
Acciona SA*	3,733	251,901
Banco Santander SA	88,690	744,386
Bankia SA*	403,669	599,016
Mediaset Espana Comunicacion SA*	55,951	703,419

Total Spain common stocks		2,298,722

Sweden: 0.48%
Lundin Petroleum AB*	17,054	244,049

Switzerland: 8.78%
Glencore PLC*	125,306	578,391
Nestle SA	19,808	1,444,023
Novartis AG	19,164	1,777,336
Zurich Insurance Group AG*	2,091	653,443

Total Switzerland common stocks		4,453,193

United Kingdom: 22.14%
Anglo American PLC	29,591	547,565
Ashtead Group PLC	51,023	906,164
Associated British Foods PLC	14,127	690,656
AstraZeneca PLC	10,804	763,094
Aviva PLC	108,121	812,354
BP PLC	126,858	805,240
Burberry Group PLC	22,261	564,800
Imperial Tobacco Group PLC	19,891	875,591
Lloyds Banking Group PLC*	529,551	622,890
London Stock Exchange Group PLC	19,285	663,578
Premier Oil PLC	83,305	215,464
Prudential PLC	29,868	690,532
Rio Tinto PLC	17,382	801,259

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
SABMiller PLC	13,172	$686,672
Sage Group PLC	123,917	895,001
Vodafone Group PLC	200,136	686,192

Total United Kingdom common stocks		11,227,052
Total common stocks (cost $44,922,917)		50,103,956

	Shares	Value
Short-term investment: 1.16%
Investment company: 1.16%
UBS Cash Management Prime Relationship Fund[2] (cost $588,269)	588,269	$588,269

Investment of cash collateral from securities loaned: 1.14%
UBS Private Money Market Fund LLC[2] (cost $577,046)	577,046	577,046
Total investments: 101.12% (cost $46,088,232)		51,269,271

Liabilities, in excess of cash and other assets—(1.12)%		(569,985)
Net assets—100.00%		$50,699,286

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $46,562,694; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,370,766
Gross unrealized depreciation	(3,664,189)

Net unrealized appreciation of investments	$4,706,577

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin on page 30.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	CHF	1,150,000	USD	1,192,856	03/19/15	$34,562
JPMCB	DKK	2,290,000	USD	383,442	03/19/15	11,102
JPMCB	EUR	640,000	USD	794,678	03/19/15	19,725
JPMCB	GBP	3,140,000	USD	4,935,439	03/19/15	44,313
JPMCB	HKD	3,290,000	USD	424,298	03/19/15	50
JPMCB	ILS	1,520,000	USD	394,027	03/19/15	4,230
JPMCB	JPY	309,500,000	USD	2,631,892	03/19/15	46,291
JPMCB	JPY	36,700,000	USD	304,230	03/19/15	(2,366)
JPMCB	NOK	3,290,000	USD	479,633	03/19/15	39,120
JPMCB	USD	2,141,842	AUD	2,540,000	03/19/15	(79,163)
JPMCB	USD	1,738,447	CAD	1,975,000	03/19/15	(41,232)
JPMCB	USD	2,718,050	EUR	2,180,000	03/19/15	(78,369)
JPMCB	USD	675,285	GBP	430,000	03/19/15	(5,481)
JPMCB	USD	1,694,970	SEK	12,600,000	03/19/15	(78,228)
JPMCB	USD	832,560	SGD	1,085,000	03/19/15	(14,509)
Net unrealized depreciation on forward foreign currency contracts						$(99,955)

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2014

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$4,228,307	$45,875,649	$—	$50,103,956
Short-term investment	—	588,269	—	588,269
Investment of cash collateral from securities loaned	—	577,046	—	577,046
Forward foreign currency contracts	—	199,393	—	199,393
Total	$4,228,307	$47,240,357	$—	$51,468,664

Liabilities
Forward foreign currency contracts	$—	$(299,348)	$—	$(299,348)

As of December 31, 2014, $45,875,649 of common stocks were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2014.
[2]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$114,327	$7,848,929	$7,374,987	$588,269	$351
UBS Private Money Market Fund LLC[a]	—	23,758,416	23,181,370	577,046	136
	$114,327	$31,607,345	$30,556,357	$1,165,315	$487

[a]	The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 18.20%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 13.24%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund significantly outperformed the Index due to successful stock selection decisions.

Portfolio performance summary1

What worked

•	Stock selection decisions in the information technology sector made the largest contribution to Fund performance.

–	NXP Semiconductors was the Fund’s top performer during the 12 months. The company posted a gain of 66%, driven by margin expansion and deleveraging. We anticipate growth above industry average due to NXP’s strong position in the smart card ID business and in payment processing for smart phones. (For details, see “Portfolio highlights.”)

–	Micron Technology was the second largest contributor to Fund returns. The stock price was up 61% in 2014 as its key competitor Hynix experienced supply disruptions. The situation has increased investor expectations for improved dynamic random access memory (DRAM) pricing and higher profit margins.

–	The Fund’s position in Broadcom was additive for performance. Broadcom is a leading provider of integrated circuits for communications applications. The company’s shares traded higher after Broadcom announced its divestiture from the cellular baseband business. Continued news of positive results has further fueled the stock price.

•	Strong stock selection within health care, as well as an overweight to the sector, contributed to Fund performance.

–	The stock price of Allergan rose 91% during the 12-month period. The company is being acquired by Actavis after avoiding a hostile takeover by Valeant Pharmaceuticals. While we believed the Valeant offer was too low, the Actavis deal brings Allergan’s stock price closer to our estimate of fair value. After holding Allergan since 1998, we sold the stock in November of 2014.

–	Mallinckrodt PLC was another successful holding, posting a return of 90% for the reporting period. The healthcare company repeatedly beat earnings estimates by wide margins.

•	The Fund had a successful underweight to telecommunication services companies during the 12-month period. The sector returned a mere 2% for the year, which was the lowest performance of any sector in the benchmark.

What didn’t work

•	Energy stocks detracted from relative performance during the 12-month period. The steep decline in oil prices has created both opportunity and heightened risk within the markets. We maintain our focus on company fundamentals, and remain confident in the theses of our positions in the sector.

–	Noble Corporation was the top detractor for the reporting period, with a decline of 42%. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts and operator sublets. As a result, these companies

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble’s stock price.

–	McDermott International also detracted from performance, declining 64% during the 12 months. McDermott reported significant operating losses, and indicated that the trend would continue in the near term, based on the current environment for companies in the oil and gas industry.

–	ServiceSource International made a negative contribution to Fund returns. The company provides business software and services for technology-enabled healthcare and life sciences companies. ServiceSource reported losses during the year, missed consensus earnings estimates, and saw declining revenues, all of which weighed heavily on the stock price.

•	Several consumer discretionary stocks hindered relative returns.

–	Although shares of Amazon.com traded lower during the 12-month period, we believe the decline will be temporary based on the company’s heavy reinvestment in future growth opportunities. Investors have been increasingly unhappy about Amazon’s spending and the lack of disclosure about how funds are being deployed. We take a different view, however, and believe the areas receiving funding will gradually cause margins to rise. (For details, see “Portfolio highlights.”)

–	General Motors continues to struggle based on the fallout from its faulty ignition switches, which included a recall of roughly three million cars. The company’s stock price faced headwinds from declining auto sales and the impact of restructuring charges on earnings. Our research indicates unrealized value in the stock, and we continue to hold the position.

•	Sector underweights in utilities and information technology made a negative contribution to Fund returns. The Fund did not hold any utilities names during the period. Stock selection within the IT sector was strong, but the reduced weight of the sector relative to the benchmark hindered performance.

Portfolio highlights

•	We initiated a position in NXP Semiconductors based on the thesis that the company would successfully expand operating margins and deleverage, which it did by shedding money-losing business lines. We now believe NXP has above-average growth potential that is not fully appreciated by analysts. Fueling our confidence is the fact that the company’s near field communication (NFC) radio and secure element are utilized in the iPhone 6 and iPhone 6+, and will likely be used in the Apple Watch to power Apple Pay.

•	Applied Materials is the leading producer of front-end semiconductor manufacturing equipment. As this industry becomes more complex, Applied Materials has the ability to sell more equipment while maintaining manufacturing throughput. Our research indicates further upside potential from the firm’s planned acquisition of Tokyo Electron, the industry’s third-largest supplier of semiconductor process equipment.

•	Eli Lilly and Co. faces near-term headwinds from the loss of exclusivity on its Cymbalta and ALIMTA drugs. However, we believe the company’s prospects for the next two years exceed consensus estimates. Lilly’s heavy spending on research and development for a dozen Phase 3 programs is winding down, and the company is shifting away from primary care markets toward oncology and diabetes. While company’s margins are currently at the low end of industry norms, we expect to see improvement driven by pipeline success or accelerated cost reductions. Our research indicates that Lilly’s broad diabetes portfolio, which will cover all key therapeutic areas, offers prospects for additional growth.

•

We expect Amazon.com to benefit from its large served market, which should provide much higher-than-average sustained revenue growth. Major opportunities for Amazon include continued growth in all retail categories, online media and appliance growth, groceries, Amazon Web Services, and third party sales and logistics. The company’s investment in new fulfillment centers should enable faster delivery and manageable

UBS U.S. Equity Alpha Relationship Fund

fulfillment costs. While we believe Amazon will reinvest much of its profits in new opportunities and growth, we expect margins to gradually rise due to achievement of scale in subscale businesses.

•	Consolidation within the rental car industry should benefit Hertz Global Holdings, leading to pricing and operating efficiencies that will improve margins. Hertz’s acquisition of Dollar Thrifty in 2013 left three major players in the industry. We believe the opportunity for Hertz lies in the realization of cost efficiencies and better buying and selling of car inventory. In addition, Hertz owns a growing equipment rental business.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	Inception¹
UBS U.S. Equity Alpha Relationship Fund	18.20%	14.46%	7.94%
Russell 1000 Index[2]	13.24	15.64	8.23

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 20, 2005, which is the Fund inception date, through December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)1

As of December 31, 2014

Percentage of net assets
Apple, Inc.	4.4%
JPMorgan Chase & Co.	3.1
Mondelez International, Inc., Class A	3.1
Philip Morris International, Inc.	3.0
Yum! Brands, Inc.	2.8
Citigroup, Inc.	2.7
Eli Lilly & Co.	2.7
PepsiCo, Inc.	2.7
Praxair, Inc.	2.6
Symantec Corp.	2.5
Total	29.6%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Common stocks
Aerospace & defense	1.66%
Automobiles	3.11
Banks	9.42
Beverages	2.66
Biotechnology	6.00
Capital markets	2.28
Chemicals	3.94
Commercial services & supplies	1.29
Consumer finance	4.41
Diversified telecommunication services	1.22
Electronic equipment, instruments & components	1.49
Energy equipment & services	2.83
Food & staples retailing	2.77
Food products	3.06
Health care equipment & supplies	2.25
Health care providers & services	5.65
Hotels, restaurants & leisure	2.77
Household durables	0.71
Industrial conglomerates	3.87
Insurance	5.23
Internet & catalog retail	2.34
IT services	0.72
Life sciences tools & services	0.86
Machinery	3.70
Media	5.70
Multiline retail	1.75
Oil, gas & consumable fuels	4.66
Pharmaceuticals	9.48
Real estate investment trust (REIT)	3.58
Road & rail	1.58
Semiconductors & semiconductor equipment	10.09
Software	4.34
Specialty retail	1.36
Technology hardware, storage & peripherals	5.97
Textiles, apparel & luxury goods	1.63
Tobacco	2.97
Total common stocks	127.35%

Short-term investment	2.45
Total investments before investments sold short	129.80%

Investments sold short
Common stocks
Banks	(2.57)%
Beverages	(0.75)
Biotechnology	(1.35)
Capital markets	(2.44)
Commercial services & supplies	(1.45)
Communications equipment	(1.05)
Electronic equipment, instruments & components	(0.78)
Energy equipment & services	(0.23)
Food products	(0.78)
Health care equipment & supplies	(2.45)
Health care providers & services	(1.27)
Hotels, restaurants & leisure	(2.74)
Household durables	(0.33)
Household products	(0.33)
Insurance	(0.85)
Internet software & services	(0.35)
IT services	(0.79)
Life sciences tools & services	(1.33)
Media	(0.47)
Oil, gas & consumable fuels	(0.23)
Pharmaceuticals	(1.59)
Real estate investment trust (REIT)	(0.20)
Semiconductors & semiconductor equipment	(1.71)
Software	(1.31)
Specialty retail	(0.50)
Technology hardware, storage & peripherals	(0.72)
Textiles, apparel & luxury goods	(0.44)
Thrifts & mortgage finance	(0.78)
Wireless telecommunication services	(0.38)
Total investments sold short	(30.17)%

Total investments, net of investments sold short	99.63%
Cash and other assets, less liabilities	0.37
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks: 127.35%
Aerospace & defense: 1.66%
Boeing Co.	24,300	$3,158,514

Automobiles: 3.11%
Ford Motor Co.[1]	154,600	2,396,300
General Motors Co.[1]	100,900	3,522,419

		5,918,719

Banks: 9.42%
Citigroup, Inc.[1]	96,550	5,224,320
JPMorgan Chase & Co.[1]	95,700	5,988,906
US Bancorp[1]	99,850	4,488,258
Wells Fargo & Co.[1]	40,400	2,214,728

		17,916,212

Beverages: 2.66%
PepsiCo, Inc.[1]	53,600	5,068,416

Biotechnology: 6.00%
Acorda Therapeutics, Inc.*,1	91,200	3,727,344
Alnylam Pharmaceuticals, Inc.*,1	19,200	1,862,400
Bluebird Bio, Inc.*,1	8,500	779,620
Chimerix, Inc.*,1	87,600	3,526,776
KaloBios Pharmaceuticals, Inc.*,1	54,400	94,112
Lexicon Pharmaceuticals, Inc.*,1	909,300	827,372
MacroGenics, Inc.*,1	7,300	256,011
Regulus Therapeutics, Inc.*,1	21,700	348,068

		11,421,703

Capital markets: 2.28%
Invesco Ltd.[1]	60,450	2,388,984
Morgan Stanley[1]	50,500	1,959,400

		4,348,384

Chemicals: 3.94%
Monsanto Co.[1]	20,800	2,484,976
Praxair, Inc.[1]	38,700	5,013,972

		7,498,948

Commercial services & supplies: 1.29%
Waste Management, Inc.[1]	48,000	2,463,360

Consumer finance: 4.41%
American Express Co.[1]	45,000	4,186,800
Capital One Financial Corp.[1]	50,950	4,205,923

		8,392,723

Diversified telecommunication services: 1.22%
Pacific DataVision, Inc.*,1,2	68,200	2,318,800

Electronic equipment, instruments & components: 1.49%
Jabil Circuit, Inc.[1]	129,900	2,835,717

Energy equipment & services: 2.83%
Baker Hughes, Inc.[1]	35,600	1,996,092
Halliburton Co.[1]	28,200	1,109,106

	Shares	Value
McDermott International, Inc.*,1	233,950	$680,794
Noble Corp. PLC[1]	96,000	1,590,720

		5,376,712

Food & staples retailing: 2.77%
Rite Aid Corp.*,1	172,600	1,297,952
Walgreens Boots Alliance, Inc.	52,100	3,970,020

		5,267,972

Food products: 3.06%
Mondelez International, Inc., Class A1	160,400	5,826,530

Health care equipment & supplies: 2.25%
Baxter International, Inc.[1]	22,100	1,619,709
HeartWare International, Inc.*	17,500	1,285,025
Thoratec Corp.*	42,200	1,369,812

		4,274,546

Health care providers & services: 5.65%
Envision Healthcare Holdings, Inc.*,1	64,900	2,251,381
Laboratory Corp. of America Holdings*,1	39,500	4,262,050
UnitedHealth Group, Inc.[1]	41,900	4,235,671

		10,749,102

Hotels, restaurants & leisure: 2.77%
Yum! Brands, Inc.[1]	72,300	5,267,055

Household durables: 0.71%
Lennar Corp., Class A1	30,100	1,348,781

Industrial conglomerates: 3.87%
Danaher Corp.[1]	32,900	2,819,859
General Electric Co.[1]	180,100	4,551,127

		7,370,986

Insurance: 5.23%
Aon PLC[1]	26,400	2,503,512
Lincoln National Corp.[1]	61,200	3,529,404
MetLife, Inc.[1]	72,600	3,926,934

		9,959,850

Internet & catalog retail: 2.34%
Amazon.com, Inc.*,1	14,350	4,453,523

IT services: 0.72%
ServiceSource International, Inc.*,1	291,200	1,362,816

Life sciences tools & services: 0.86%
Bio-Rad Laboratories, Inc., Class A*,1	13,500	1,627,560

Machinery: 3.70%
Colfax Corp.*	41,600	2,145,312
Illinois Tool Works, Inc.[1]	26,200	2,481,140
Parker-Hannifin Corp.[1]	18,700	2,411,365

		7,037,817

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Common stocks—(Concluded)
Media: 5.70%
Time Warner Cable, Inc.	31,100	$4,729,066
Time Warner, Inc.[1]	19,300	1,648,606
Walt Disney Co.[1]	47,400	4,464,606

		10,842,278

Multiline retail: 1.75%
Macy’s, Inc.[1]	50,600	3,326,950

Oil, gas & consumable fuels: 4.66%
Chevron Corp.[1]	14,300	1,604,174
EOG Resources, Inc.[1]	36,800	3,388,176
Exxon Mobil Corp.[1]	25,200	2,329,740
PDC Energy, Inc.*,1	37,500	1,547,625

		8,869,715

Pharmaceuticals: 9.48%
Eli Lilly & Co.[1]	74,900	5,167,351
Hospira, Inc.*,1	58,200	3,564,750
Impax Laboratories, Inc.*,1	114,700	3,633,696
Johnson & Johnson[1]	7,100	742,447
Mallinckrodt PLC*,1	23,500	2,327,205
Teva Pharmaceutical Industries Ltd. ADR	45,300	2,605,203

		18,040,652

Real estate investment trust (REIT): 3.58%
American Campus Communities, Inc.[1]	20,500	847,880
Digital Realty Trust, Inc.[1]	48,200	3,195,660
Simon Property Group, Inc.[1]	15,200	2,768,072

		6,811,612

Road & rail: 1.58%
Hertz Global Holdings, Inc.*,1	120,200	2,997,788

Semiconductors & semiconductor equipment: 10.09%
Applied Materials, Inc.[1]	158,900	3,959,788
Broadcom Corp., Class A1	66,500	2,881,445
Freescale Semiconductor Ltd.*,1	130,950	3,303,868
Mellanox Technologies Ltd.*,1	68,200	2,914,186
Micron Technology, Inc.*,1	93,400	3,269,934
NXP Semiconductors NV*,1	37,500	2,865,000

		19,194,221

Software: 4.34%
Check Point Software Technologies Ltd.*,1	43,600	3,425,652
Symantec Corp.[1]	188,550	4,837,250

		8,262,902

Specialty retail: 1.36%
Best Buy Co., Inc.[1]	66,400	2,588,272

Technology hardware, storage & peripherals: 5.97%
Apple, Inc.[1]	76,300	8,421,994
NetApp, Inc.[1]	70,800	2,934,660

		11,356,654

	Shares	Value
Textiles, apparel & luxury goods: 1.63%
Ralph Lauren Corp.[1]	16,800	$3,110,688

Tobacco: 2.97%
Philip Morris International, Inc.[1]	69,500	5,660,775
Total common stocks (cost $188,659,000)		242,327,253

Short-term investment: 2.45%
Investment company: 2.45%
UBS Cash Management Prime Relationship Fund[3] (cost $4,667,508)	4,667,508	4,667,508
Total investments before investments sold short: 129.80% (cost $193,326,508)		246,994,761

Investments sold short: (30.17)%
Common stocks: (30.17)%
Banks: (2.57)%
Associated Banc-Corp.	(38,800)	(722,844)
BancorpSouth, Inc.	(32,500)	(731,575)
Bank of America Corp.	(43,600)	(780,004)
First Niagara Financial Group, Inc.	(60,850)	(512,965)
Iberiabank Corp.	(10,700)	(693,895)
Westamerica Bancorporation	(15,400)	(754,908)
Zions Bancorporation	(24,000)	(684,240)

		(4,880,431)

Beverages: (0.75)%
Brown-Forman Corp., Class B	(7,000)	(614,880)
Constellation Brands, Inc., Class A	(8,300)	(814,811)

		(1,429,691)

Biotechnology: (1.35)%
Celgene Corp.	(10,600)	(1,185,716)
Repligen Corp.	(28,750)	(569,250)
United Therapeutics Corp.	(6,300)	(815,787)

		(2,570,753)

Capital markets: (2.44)%
Charles Schwab Corp.	(52,700)	(1,591,013)
Janus Capital Group, Inc.	(60,300)	(972,639)
Northern Trust Corp.	(8,300)	(559,420)
Stifel Financial Corp.	(16,200)	(826,524)
TD Ameritrade Holding Corp.	(19,300)	(690,554)

		(4,640,150)

Commercial services & supplies: (1.45)%
Healthcare Services Group, Inc.	(56,800)	(1,756,824)
Stericycle, Inc.	(7,600)	(996,208)

		(2,753,032)

Communications equipment: (1.05)%
Aruba Networks, Inc.	(35,100)	(638,118)
F5 Networks, Inc.	(5,200)	(678,418)
Motorola Solutions, Inc.	(10,200)	(684,216)

		(2,000,752)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Electronic equipment, instruments & components: (0.78)%
Flextronics International Ltd.	(66,500)	$(743,470)
Zebra Technologies Corp., Class A	(9,500)	(735,395)

		(1,478,865)

Energy equipment & services: (0.23)%
FMC Technologies, Inc.	(9,400)	(440,296)

Food products: (0.78)%
Kraft Foods Group, Inc.	(12,000)	(751,920)
McCormick & Co. Inc. (Non-voting)	(9,750)	(724,425)

		(1,476,345)

Health care equipment & supplies: (2.45)%
Abaxis, Inc.	(17,000)	(966,110)
DENTSPLY International, Inc.	(13,500)	(719,145)
IDEXX Laboratories, Inc.	(5,100)	(756,177)
STERIS Corp.	(10,100)	(654,985)
Zeltiq Aesthetics, Inc.	(31,100)	(868,001)
Zimmer Holdings, Inc.	(6,100)	(691,862)

		(4,656,280)

Health care providers & services: (1.27)%
Bio-Reference Laboratories, Inc.	(29,700)	(954,261)
MEDNAX, Inc.	(11,500)	(760,265)
Patterson Cos., Inc.	(14,700)	(707,070)

		(2,421,596)

Hotels, restaurants & leisure: (2.74)%
Buffalo Wild Wings, Inc.	(5,300)	(956,014)
Choice Hotels International, Inc.	(32,300)	(1,809,446)
Hyatt Hotels Corp., Class A	(17,700)	(1,065,717)
Starwood Hotels & Resorts Worldwide, Inc.	(9,300)	(753,951)
Wendy’s Co.	(70,200)	(633,906)

		(5,219,034)

Household durables: (0.33)%
Garmin Ltd.	(12,000)	(633,960)

Household products: (0.33)%
Clorox Co.	(6,000)	(625,260)

Insurance: (0.85)%
American International Group, Inc.	(28,900)	(1,618,689)

Internet software & services: (0.35)%
Akamai Technologies, Inc.	(10,600)	(667,376)

IT services: (0.79)%
Cognizant Technology Solutions Corp., Class A	(15,600)	(821,496)
Xerox Corp.	(48,500)	(672,210)

		(1,493,706)

	Shares	Value
Life sciences tools & services: (1.33)%
Mettler-Toledo International, Inc.	(3,900)	$(1,179,594)
PerkinElmer, Inc.	(15,900)	(695,307)
Thermo Fisher Scientific, Inc.	(5,200)	(651,508)

		(2,526,409)

Media: (0.47)%
Gannett Co., Inc.	(28,000)	(894,040)

Oil, gas & consumable fuels: (0.23)%
Hess Corp.	(5,950)	(439,229)

Pharmaceuticals: (1.59)%
AbbVie, Inc.	(19,200)	(1,256,448)
Endo International PLC	(14,900)	(1,074,588)
Sagent Pharmaceuticals, Inc.	(27,700)	(695,547)

		(3,026,583)

Real estate investment trust (REIT): (0.20)%
Equity Residential	(5,400)	(387,936)

Semiconductors & semiconductor equipment: (1.71)%
Cavium, Inc.	(13,400)	(828,388)
KLA-Tencor Corp.	(8,300)	(583,656)
Teradyne, Inc.	(37,900)	(750,041)
Texas Instruments, Inc.	(20,500)	(1,096,033)

		(3,258,118)

Software: (1.31)%
Electronic Arts, Inc.	(21,800)	(1,024,927)
Red Hat, Inc.	(11,300)	(781,282)
Synopsys, Inc.	(16,000)	(695,520)

		(2,501,729)

Specialty retail: (0.50)%
Staples, Inc.	(52,300)	(947,676)

Technology hardware, storage & peripherals: (0.72)%
Diebold, Inc.	(18,400)	(637,376)
Seagate Technology PLC	(11,000)	(731,500)

		(1,368,876)

Textiles, apparel & luxury goods: (0.44)%
Under Armour, Inc., Class A	(12,400)	(841,960)

Thrifts & mortgage finance: (0.78)%
Astoria Financial Corp.	(56,550)	(755,508)
People’s United Financial, Inc.	(48,000)	(728,640)

		(1,484,148)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2014

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Wireless telecommunication services: (0.38)%
SBA Communications Corp., Class A	(6,600)	$(731,016)
Total investments sold short (proceeds $45,136,597)		(57,413,936)

Total investments, net of Investments sold short—99.63%		189,580,825

Cash and other assets, less liabilities—0.37%		704,994
Net assets—100.00%		$190,285,819

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $193,214,482; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$60,926,340
Gross unrealized depreciation	(7,146,061)

Net unrealized appreciation of investments	$53,780,279

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$240,008,453	$2,318,800	$—	$242,327,253
Short-term investment	—	4,667,508	—	4,667,508
Total	$240,008,453	$6,986,308	$—	$246,994,761

Liabilities
Common stocks sold short	$(57,413,936)	$—	$—	$(57,413,936)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of this security amounted to $2,318,800 or 1.22% of net assets.
[3]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$945,826	$18,383,001	$14,661,319	$4,667,508	$1,399

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS Global Corporate Bond Relationship Fund (the “Fund”) gained 7.52%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”), rose 7.60%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) The Fund modestly underperformed the Index during the reporting period, partially due to duration positioning.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s duration and yield curve positioning and security selection contributed to performance, whereas sector allocation detracted from the Fund’s performance.

Portfolio performance summary1

What worked

•	Country positioning contributed to the Fund’s performance during the reporting period. In particular, a preference for euro denominated corporate debt over the US dollar denominated segment benefited performance.

What didn’t work

•	Overall, duration positioning detracted from performance. In particular, having a short duration in the US was not rewarded, as intermediate- and longer-term US yields declined during the reporting period.

•	Transaction costs were a slight drag on performance. Asset flows into the Fund were elevated in October 2014. As a result, transaction costs negatively impacted the Fund’s performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	Inception¹
UBS Global Corporate Bond Relationship Fund	7.52%	5.79%	5.72%
Barclays Global Aggregate—Corporate Index (hedged in USD)[2]	7.60	6.06	6.06

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate—Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings

(unaudited)

As of December 31, 2014

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.4%
Bank of America Corp., 1.875%, due 01/10/19	1.3
Goldman Sachs Group, Inc., 2.500%, due 10/18/21	0.9
Buoni Poliennali Del Tesoro, 4.500%, due 07/15/15	0.9
Morgan Stanley, 2.375%, due 07/23/19	0.9
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.9
Wachovia Corp., 5.750%, due 02/01/18	0.8
Telefonica Emisiones SAU, 4.710%, due 01/20/20	0.8
Citigroup, Inc., 6.000%, due 08/15/17	0.7
Verizon Communications, Inc., 6.550%, due 09/15/43	0.7
Total	9.3%

Country exposure by issuer, top five

(unaudited)

As of December 31, 2014

Percentage of net assets
United States	42.7%
United Kingdom	12.2
Netherlands	7.6
Australia	4.4
Canada	3.8
Total	70.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Auto components	0.19%
Banks	20.78
Beverages	2.46
Biotechnology	0.35
Capital markets	3.58
Chemicals	1.25
Commercial services & supplies	0.74
Communications equipment	0.58
Construction & engineering	1.15
Consumer finance	2.02
Diversified financial services	3.58
Diversified telecommunication services	5.24
Electric utilities	5.22
Electrical equipment	0.19
Energy equipment & services	0.78
Food & staples retailing	0.45
Food products	1.58
Gas utilities	1.82
Health care equipment & supplies	0.74
Health care providers & services	0.98
Hotels, restaurants & leisure	0.26
Independent power and renewable electricity producers	0.36
Industrial conglomerates	0.47
Insurance	5.86
Internet & catalog retail	0.43
IT services	0.27
Life sciences tools & services	0.25
Machinery	0.20
Marine	0.36
Media	3.85
Metals & mining	1.54
Multi-utilities	0.87
Oil, gas & consumable fuels	10.13
Pharmaceuticals	1.33
Real estate investment trust (REIT)	0.09
Road & rail	1.05
Software	0.74
Specialty retail	0.72
Thrifts & mortgage finance	0.25
Tobacco	2.25
Transportation infrastructure	1.31
Water utilities	0.44
Wireless telecommunication services	1.70
Total corporate bonds	88.41%

Asset-backed securities	0.31
Non-US government obligation	0.90
Supranational bonds	0.89
Total bonds	90.51%

Short-term investment	6.81
Options purchased	0.01
Total investments	97.33%

Cash and other assets, less liabilities	2.67
Net assets	100.00%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds: 90.51%
Corporate bonds: 88.41%
Australia: 4.44%
Adani Abbot Point Terminal Pty Ltd.,
5.750%, due 11/01/18	AUD 205,000	$ 170,392
Australia Pacific Airports Melbourne Pty Ltd.,
3.125%, due 09/26/23	EUR 100,000	138,852
BHP Billiton Finance USA Ltd.,
5.000%, due 09/30/43	$ 55,000	62,344
Commonwealth Bank of Australia,
2.250%, due 03/16/17[1]	250,000	255,628
National Australia Bank,
2.750%, due 03/09/17	250,000	257,579
Origin Energy Finance Ltd.,
2.500%, due 10/23/20[2]	EUR 200,000	251,144
QBE Insurance Group Ltd.,
2.400%, due 05/01/18[2]	$ 200,000	200,021
Santos Finance Ltd.,
8.250%, due 09/22/70[3]	EUR 50,000	64,435
SGSP Australia Assets Pty Ltd.,
2.000%, due 06/30/22	100,000	126,361
Suncorp-Metway Ltd.,
1.700%, due 03/28/17[2]	$ 85,000	85,033
Telstra Corp., Ltd.,
4.800%, due 10/12/21[2]	65,000	73,286

Total Australia corporate bonds		1,685,075

Belgium: 0.19%
Elia System Operator SA,
5.250%, due 05/13/19[2]	EUR 50,000	72,669

Bermuda: 0.35%
Bacardi Ltd.,
2.750%, due 07/03/23[2]	100,000	133,595

Brazil: 0.84%
Petrobras Global Finance BV,
4.375%, due 05/20/23	$ 110,000	94,710
5.625%, due 05/20/43	20,000	16,176
Petrobras International Finance Co. SA,
3.875%, due 01/27/16	95,000	93,223
Vale SA,
5.625%, due 09/11/42	125,000	115,188

Total Brazil corporate bonds		319,297

Canada: 3.77%
Bank of Montreal,
1.300%, due 07/15/16	110,000	110,618
6.020%, due 05/02/18	CAD 85,000	82,630
Bank of Nova Scotia,
4.100%, due 06/08/17	135,000	122,439

	Face amount	Value
Canadian Imperial Bank of Commerce,
1.350%, due 07/18/16	$ 85,000	$ 85,538
3.400%, due 01/14/16	CAD 95,000	83,312
Canadian Natural Resources Ltd.,
3.900%, due 02/01/25	$ 60,000	59,146
Greater Toronto Airports Authority,
6.980%, due 10/15/32	CAD 60,000	74,267
Hydro One, Inc.,
5.360%, due 05/20/36	60,000	63,474
Nexen Energy ULC,
6.400%, due 05/15/37	$ 100,000	124,093
Royal Bank of Canada,
2.980%, due 05/07/19	CAD 90,000	80,192
Suncor Energy, Inc.,
6.500%, due 06/15/38	$ 100,000	123,025
Talisman Energy, Inc.,
3.750%, due 02/01/21	95,000	91,868
TELUS Corp.,
3.750%, due 01/17/25	CAD 25,000	22,026
Thomson Reuters Corp.,
1.300%, due 02/23/17	$ 110,000	109,423
Toronto-Dominion Bank,
3.367%, due 11/02/20[3]	CAD 125,000	108,999
Yamana Gold, Inc.,
4.950%, due 07/15/24	$ 90,000	87,838

Total Canada corporate bonds		1,428,888

Cayman Islands: 1.40%
Hutchison Whampoa International 09 Ltd.,
7.625%, due 04/09/19[2]	100,000	120,970
New York Life Funding,
5.125%, due 02/03/15	GBP 50,000	78,232
Principal Financial Global Funding II LLC,
4.500%, due 01/26/17	EUR 100,000	129,721
Thames Water Utilities Cayman Finance Ltd.,
5.375%, due 07/21/25[3]	GBP 50,000	83,349
XLIT Ltd.,
5.250%, due 12/15/43	$ 30,000	33,907
Yorkshire Water Services Bradford Finance Ltd.,
6.000%, due 04/24/25[3]	GBP 50,000	84,468

Total Cayman Islands corporate bonds		530,647

Czech Republic: 0.33%
NET4GAS sro,
2.500%, due 07/28/21	EUR 100,000	125,409

Denmark: 0.36%
A.P. Moeller - Maersk A/S,
3.375%, due 08/28/19[2]	100,000	135,695

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Finland: 1.04%
Elenia Finance Oyj,
2.875%, due 12/17/20	EUR 100,000	$ 131,146
Pohjola Bank Oyj,
1.750%, due 08/29/18	100,000	126,846
Teollisuuden Voima Oyj,
4.625%, due 02/04/19[2]	100,000	136,768

Total Finland corporate bonds		394,760

France: 2.79%
Alstom SA,
4.500%, due 03/18/20	50,000	71,404
BNP Paribas SA,
2.700%, due 08/20/18	$ 90,000	91,981
2.875%, due 03/20/26[3]	EUR 100,000	125,005
5.186%, due 06/29/15[2,3,4]	$ 50,000	50,000
Credit Logement SA,
1.232%, due 03/16/15[2,3,4]	EUR 50,000	52,032
Electricite de France SA,
5.625%, due 01/22/24[1,3]	$ 100,000	105,375
6.950%, due 01/26/39[1]	30,000	40,757
GDF Suez,
4.750%, due 07/10/21[3,4]	EUR 100,000	135,519
Societe Des Autoroutes Paris-Rhin-Rhone,
2.250%, due 01/16/20	100,000	129,294
Total Capital International SA,
1.550%, due 06/28/17	$ 255,000	255,870

Total France corporate bonds		1,057,237

Germany: 0.32%
ProSiebenSat.1 Media AG,
2.625%, due 04/15/21	EUR 95,000	120,742

Guernsey: 0.28%
Credit Suisse Group Guernsey I Ltd.,
7.875%, due 02/24/41[2,3]	$ 100,000	106,000

Ireland: 0.67%
FGA Capital Ireland PLC,
2.625%, due 04/17/19	EUR 100,000	125,474
Ono Finance II PLC,
11.125%, due 07/15/19[2]	100,000	128,275

Total Ireland corporate bonds		253,749

Israel: 0.85%
Delek & Avner Tamar Bond Ltd.,
3.839%, due 12/30/18[1]	$ 235,000	234,413
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	85,000	87,101

Total Israel corporate bonds		321,514

	Face amount	Value
Italy: 2.27%
Ei Towers SpA,
3.875%, due 04/26/18	EUR 100,000	$ 128,645
Intesa Sanpaolo SpA,
4.375%, due 10/15/19[2]	100,000	139,113
Snam SpA,
3.875%, due 03/19/18[2]	200,000	266,016
Telecom Italia SpA,
8.250%, due 03/21/16	50,000	65,679
Terna Rete Elettrica Nazionale SpA,
4.125%, due 02/17/17	100,000	130,291
UniCredit SpA,
3.250%, due 01/14/21	100,000	132,320

Total Italy corporate bonds		862,064

Japan: 0.09%
Nippon Telegraph & Telephone Corp.,
1.400%, due 07/18/17	$ 35,000	34,897

Jersey, Channel Islands: 1.43%
AA Bond Co., Ltd.,
4.720%, due 07/31/18[2]	GBP 100,000	166,802
Gatwick Funding Ltd.,
5.250%, due 01/23/24[2]	100,000	181,087
Heathrow Funding Ltd.,
4.600%, due 02/15/18[2]	EUR 115,000	156,172
HSBC Capital Funding LP,
5.130%, due 03/29/16[3,4]	30,000	37,509

Total Jersey, Channel Islands corporate bonds		541,570

Luxembourg: 0.30%
Actavis Funding SCS,
1.300%, due 06/15/17	$ 15,000	14,727
Belfius Financing Co.,
1.257%, due 02/09/17[3]	GBP 50,000	75,982
SES SA,
3.600%, due 04/04/23[1]	$ 25,000	25,251

Total Luxembourg corporate bonds		115,960

Mexico: 0.58%
America Movil SAB de CV,
5.000%, due 03/30/20	200,000	220,800

Netherlands: 7.55%
ABN AMRO Bank NV,
4.875%, due 01/16/19[2]	GBP 100,000	174,862
Achmea BV,
2.500%, due 11/19/20	EUR 150,000	196,980
Allianz Finance II BV,
4.375%, due 02/17/17[3,4]	85,000	108,962
Bharti Airtel International Netherlands BV,
4.000%, due 12/10/18	100,000	130,626

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
British American Tobacco Holdings The Netherlands BV,
2.375%, due 01/19/23[2]	EUR 100,000	$ 133,612
Coca-Cola HBC Finance BV,
2.375%, due 06/18/20[2]	125,000	160,591
5.500%, due 09/17/15	$ 85,000	87,346
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
1.700%, due 03/19/18	250,000	249,563
2.500%, due 05/26/26[3]	EUR 125,000	153,835
Deutsche Telekom International Finance BV,
4.000%, due 01/19/15	100,000	121,229
6.500%, due 04/08/22	GBP 40,000	78,398
E.ON International Finance BV,
6.650%, due 04/30/38[1]	$ 20,000	26,183
Heineken NV,
2.125%, due 08/04/20[2]	EUR 100,000	130,098
Koninklijke KPN NV,
6.500%, due 01/15/16	115,000	147,966
LYB International Finance BV,
5.250%, due 07/15/43	$ 55,000	59,766
Nomura Europe Finance NV,
1.875%, due 05/29/18[2]	EUR 100,000	124,844
Redexis Gas Finance BV,
2.750%, due 04/08/21	100,000	130,227
REN Finance BV,
4.750%, due 10/16/20	100,000	138,374
Repsol International Finance BV,
4.250%, due 02/12/16[2]	100,000	126,027
Royal Bank of Scotland NV,
0.936%, due 03/09/15[3]	$ 75,000	74,617
Siemens Financieringsmaatschappij NV,
5.125%, due 02/20/17	EUR 60,000	80,072
6.125%, due 09/14/66[3]	GBP 47,000	77,063
TenneT Holding BV,
6.655%, due 06/01/17[3,4]	EUR 50,000	66,690
Volkswagen International Finance NV,
2.125%, due 01/19/15[2]	70,000	84,785

Total Netherlands corporate bonds		2,862,716

Norway: 1.30%
DNB Bank ASA,
3.200%, due 04/03/17[1]	$ 200,000	207,281
SpareBank 1 SR-Bank ASA,
2.125%, due 04/14/21	EUR 100,000	128,586
Statoil ASA,
3.125%, due 08/17/17	$ 75,000	78,356
4.800%, due 11/08/43	70,000	79,586

Total Norway corporate bonds		493,809

	Face amount	Value
Portugal: 0.35%
Caixa Geral de Depositos SA,
3.750%, due 01/18/18	EUR 100,000	$ 132,348

South Korea: 0.28%
GS Caltex Corp.,
5.500%, due 04/24/17[2]	$ 100,000	107,386

Spain: 1.74%
BBVA Senior Finance SAU,
3.250%, due 03/21/16	EUR 100,000	125,045
Santander International Debt SAU,
1.375%, due 03/25/17	200,000	246,214
Telefonica Emisiones SAU,
4.710%, due 01/20/20[2]	200,000	287,948

Total Spain corporate bonds		659,207

Sweden: 0.30%
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]	$ 100,000	112,939

United Kingdom: 12.16%
Abbey National Treasury Services PLC,
4.000%, due 03/13/24	90,000	93,693
Arqiva Financing PLC,
4.040%, due 06/30/20[2]	GBP 150,000	244,530
Barclays Bank PLC,
2.250%, due 05/10/17[1]	$ 200,000	204,043
5.750%, due 08/17/21[2]	GBP 50,000	93,714
6.625%, due 03/30/22[2]	EUR 50,000	78,055
Barclays PLC,
4.375%, due 09/11/24	$ 200,000	192,740
BP Capital Markets PLC,
1.375%, due 05/10/18	85,000	83,491
2.750%, due 05/10/23	45,000	42,081
British Telecommunications PLC,
8.500%, due 12/07/16[2]	GBP 75,000	132,225
BUPA Finance PLC,
6.125%, due 09/16/20[3,4]	50,000	82,801
Close Brothers Finance PLC,
3.875%, due 06/27/21	100,000	166,450
Diageo Capital PLC,
3.875%, due 04/29/43	$ 60,000	59,078
EE Finance PLC,
4.375%, due 03/28/19[2]	GBP 100,000	167,195
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17	$ 105,000	105,455
HSBC Holdings PLC,
5.100%, due 04/05/21	180,000	203,472
6.375%, due 09/17/24[3,4]	200,000	202,000
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18[2]	EUR 100,000	137,017
Liverpool Victoria Friendly Society Ltd.,
6.500%, due 05/22/43[2,3]	GBP 110,000	175,826

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Lloyds Bank PLC,
7.500%, due 04/15/24	GBP 100,000	$ 215,253
11.875%, due 12/16/21[2,3]	EUR 55,000	79,862
National Express Group PLC,
6.250%, due 01/13/17	GBP 50,000	84,611
National Grid Electricity Transmission PLC,
5.875%, due 02/02/24	45,000	88,021
Northern Gas Networks Finance PLC,
5.875%, due 07/08/19	50,000	90,328
Royal Bank of Scotland PLC,
6.934%, due 04/09/18	EUR 130,000	181,122
SSE PLC,
5.453%, due 10/01/15[3,4]	GBP 60,000	95,115
Sinopec Capital 2013 Ltd.,
3.125%, due 04/24/23[1]	$ 250,000	237,726
Standard Chartered PLC,
4.000%, due 07/12/22[2,3]	200,000	203,282
Tesco PLC,
6.125%, due 02/24/22	GBP 50,000	85,004
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37	100,000	186,656
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16[2]	125,000	208,688
Western Power Distribution West Midlands PLC,
5.750%, due 04/16/32[2]	100,000	196,104
WPP Finance 2010,
3.750%, due 09/19/24	$ 65,000	65,240
WPP PLC,
6.625%, due 05/12/16[2]	EUR 100,000	131,152

Total United Kingdom corporate bonds		4,612,030

United States: 42.43%
21st Century Fox America, Inc.,
6.200%, due 12/15/34	$ 140,000	178,765
ABB Finance USA, Inc.,
2.875%, due 05/08/22	85,000	85,425
AbbVie, Inc.,
2.900%, due 11/06/22	105,000	103,375
4.400%, due 11/06/42	65,000	67,059
Aetna, Inc.,
2.200%, due 03/15/19	25,000	24,835
3.500%, due 11/15/24	105,000	106,726
4.750%, due 03/15/44	25,000	27,565
Albemarle Corp.,
4.150%, due 12/01/24	165,000	167,641

	Face amount	Value
Alltel Corp.,
7.875%, due 07/01/32	$ 85,000	$ 125,138
Altria Group, Inc.,
4.250%, due 08/09/42	220,000	210,828
American Express Credit Corp.,
1.300%, due 07/29/16	55,000	55,240
American International Group, Inc.,
3.375%, due 08/15/20	115,000	119,462
4.500%, due 07/16/44	50,000	52,826
American Tower Corp. REIT,
3.400%, due 02/15/19	35,000	35,624
Anadarko Petroleum Corp.,
6.375%, due 09/15/17	205,000	227,919
Anthem, Inc.,
5.100%, due 01/15/44	40,000	44,950
Apache Corp.,
4.750%, due 04/15/43	145,000	135,980
AT&T, Inc.,
2.500%, due 03/15/23	EUR 100,000	131,990
5.550%, due 08/15/41	$ 115,000	128,145
Bank of America Corp.,
1.875%, due 01/10/19	EUR 375,000	475,080
5.875%, due 02/07/42	$ 70,000	87,595
Bank of New York Mellon Corp.,
1.350%, due 03/06/18	170,000	168,452
BB&T Corp.,
1.600%, due 08/15/17	55,000	54,970
Berkshire Hathaway Finance Corp.,
1.300%, due 05/15/18	60,000	59,542
Boston Scientific Corp.,
6.000%, due 01/15/20	90,000	101,428
Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21	145,000	151,307
5.400%, due 06/01/41	60,000	71,575
Cadence Design Systems, Inc.,
4.375%, due 10/15/24	65,000	66,043
Capital One Financial Corp.,
1.000%, due 11/06/15	160,000	159,848
Caterpillar, Inc.,
4.750%, due 05/15/64	70,000	76,168
CF Industries, Inc.,
5.150%, due 03/15/34	85,000	88,910
Chevron Corp.,
2.355%, due 12/05/22	80,000	77,577
2.427%, due 06/24/20	45,000	45,218
Cisco Systems, Inc.,
2.900%, due 03/04/21	25,000	25,457
Citigroup, Inc.,
0.764%, due 05/31/17[3]	EUR 100,000	119,783
6.000%, due 08/15/17	$ 255,000	282,124
Coca-Cola Co.,
1.800%, due 09/01/16	105,000	106,751
1.875%, due 09/22/26	EUR 100,000	127,364

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Comcast Corp.,
4.750%, due 03/01/44	$ 25,000	$ 27,860
DIRECTV Holdings LLC,
5.000%, due 03/01/21	175,000	190,837
Duke Energy Corp.,
3.050%, due 08/15/22	105,000	105,503
Enable Midstream Partners LP,
2.400%, due 05/15/19[1]	30,000	29,178
Energy Transfer Partners LP,
6.050%, due 06/01/41	120,000	130,979
Enterprise Products Operating LLC,
4.850%, due 03/15/44	85,000	88,631
5.200%, due 09/01/20	60,000	66,173
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]	60,000	70,047
Express Scripts Holding Co.,
2.250%, due 06/15/19	85,000	84,090
Exxon Mobil Corp.,
0.921%, due 03/15/17	10,000	9,987
1.819%, due 03/15/19	80,000	80,182
Five Corners Funding Trust,
4.419%, due 11/15/23[1]	100,000	105,742
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17	200,000	205,201
Freeport-McMoRan, Inc.,
3.875%, due 03/15/23	90,000	84,855
4.000%, due 11/14/21	90,000	89,172
General Electric Capital Corp.,
1.000%, due 12/11/15	160,000	160,692
4.375%, due 09/16/20	140,000	153,333
Series A, 6.750%, due 03/15/32	240,000	327,811
General Electric Co.,
4.125%, due 10/09/42	55,000	56,937
Georgia Power Co.,
5.400%, due 06/01/40	75,000	90,894
Gilead Sciences, Inc.,
2.050%, due 04/01/19	60,000	60,009
4.800%, due 04/01/44	65,000	72,101
Glencore Funding LLC,
2.500%, due 01/15/19[1]	80,000	78,774
3.125%, due 04/29/19[1]	65,000	65,156
Goldman Sachs Group, Inc.,
2.500%, due 10/18/21	EUR 260,000	341,010
Hartford Financial Services Group, Inc.,
4.300%, due 04/15/43	$ 55,000	56,404
HSBC Finance Capital Trust IX,
5.911%, due 11/30/35[3]	100,000	101,250
International Business Machines Corp.,
3.375%, due 08/01/23	100,000	102,176

	Face amount	Value
Johnson Controls, Inc.,
3.625%, due 07/02/24	$ 40,000	$ 40,349
4.950%, due 07/02/64	30,000	30,929
JPMorgan Chase & Co.,
1.800%, due 01/25/18	100,000	99,922
3.200%, due 01/25/23	525,000	525,592
3.875%, due 09/10/24	45,000	45,039
Juniper Networks, Inc.,
4.500%, due 03/15/24	65,000	65,611
Kellogg Co.,
1.875%, due 11/17/16	90,000	91,245
Kinder Morgan Energy Partners LP,
3.500%, due 03/01/21	105,000	103,302
5.000%, due 03/01/43	115,000	109,242
Kraft Foods Group, Inc.,
5.000%, due 06/04/42	85,000	93,568
Laboratory Corp. of America Holdings,
2.500%, due 11/01/18	55,000	54,808
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	115,000	118,505
Lincoln National Corp.,
4.200%, due 03/15/22	145,000	154,015
Lorillard Tobacco Co.,
6.875%, due 05/01/20	30,000	35,336
Lowe’s Cos., Inc.,
4.250%, due 09/15/44	100,000	105,603
Marathon Petroleum Corp.,
3.625%, due 09/15/24	100,000	98,000
McKesson Corp.,
4.883%, due 03/15/44	25,000	27,539
Medtronic, Inc.,
3.150%, due 03/15/22[1]	115,000	116,458
4.000%, due 04/01/43	65,000	61,973
Merck & Co., Inc.,
1.875%, due 10/15/26	EUR 100,000	126,795
MetLife, Inc.,
4.875%, due 11/13/43	$ 120,000	135,522
Metropolitan Life Global Funding I,
2.375%, due 09/30/19[2]	EUR 125,000	163,007
Microsoft Corp.,
2.625%, due 05/02/33	100,000	137,681
3.500%, due 11/15/42	$ 80,000	75,821
Mondelez International, Inc.,
2.375%, due 01/26/21	EUR 140,000	182,486
5.375%, due 02/10/20	$ 93,000	105,351
Monongahela Power Co.,
5.400%, due 12/15/43[1]	50,000	60,037
Monsanto Co.,
4.200%, due 07/15/34	85,000	88,570
Morgan Stanley,
2.375%, due 07/23/19	335,000	333,764
2.375%, due 03/31/21	EUR 60,000	77,984
4.350%, due 09/08/26	$ 85,000	85,508
6.375%, due 07/24/42	45,000	59,762

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Mosaic Co.,
5.450%, due 11/15/33	$ 60,000	$ 67,884
Navient Corp.,
6.250%, due 01/25/16	80,000	83,200
NBCUniversal Media LLC,
4.375%, due 04/01/21	185,000	203,463
5.150%, due 04/30/20	130,000	147,524
Noble Energy, Inc.,
5.050%, due 11/15/44	40,000	39,537
Oncor Electric Delivery Co. LLC,
7.000%, due 05/01/32	25,000	35,099
PacifiCorp,
6.000%, due 01/15/39	105,000	138,091
Pemex Project Funding Master Trust,
5.500%, due 02/24/25[2]	EUR 70,000	102,983
Philip Morris International, Inc.,
1.750%, due 03/19/20	100,000	127,486
4.250%, due 11/10/44	$ 70,000	71,182
Phillips 66,
4.650%, due 11/15/34	45,000	46,125
PNC Funding Corp.,
2.700%, due 09/19/16	75,000	77,022
PPL Capital Funding, Inc.,
4.700%, due 06/01/43	60,000	64,473
Priceline Group, Inc.,
2.375%, due 09/23/24	EUR 100,000	128,240
QVC, Inc.,
4.375%, due 03/15/23	$ 35,000	35,120
Republic Services, Inc.,
5.250%, due 11/15/21	175,000	198,150
Reynolds American, Inc.,
6.750%, due 06/15/17	125,000	139,242
SABMiller Holdings, Inc.,
1.875%, due 01/20/20[2]	EUR 100,000	127,861
Santander Holdings USA, Inc.,
3.000%, due 09/24/15	$ 100,000	101,199
Sempra Energy,
6.000%, due 10/15/39	85,000	105,010
Southwestern Electric Power Co.,
6.200%, due 03/15/40	115,000	149,134
SunTrust Banks, Inc.,
1.350%, due 02/15/17	200,000	199,964
2.350%, due 11/01/18	110,000	110,676
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]	75,000	77,714
Teachers Insurance & Annuity Association of America,
4.900%, due 09/15/44[1]	55,000	61,289

	Face amount	Value
Thermo Fisher Scientific, Inc.,
3.300%, due 02/15/22	$ 40,000	$ 40,066
4.150%, due 02/01/24	20,000	21,092
5.300%, due 02/01/44	30,000	34,455
Time Warner Cable, Inc.,
5.000%, due 02/01/20	210,000	231,417
Transocean, Inc.,
6.500%, due 11/15/20	240,000	226,312
6.800%, due 03/15/38	80,000	68,553
Tyson Foods, Inc.,
3.950%, due 08/15/24	110,000	113,709
Union Pacific Corp.,
4.750%, due 12/15/43	20,000	22,661
US Bancorp,
1.650%, due 05/15/17	105,000	105,784
Valero Energy Corp.,
6.625%, due 06/15/37	110,000	129,873
Verizon Communications, Inc.,
2.625%, due 02/21/20[1]	205,000	202,656
3.000%, due 11/01/21	50,000	49,312
4.500%, due 09/15/20	105,000	114,005
6.550%, due 09/15/43	210,000	269,041
Viacom, Inc.,
2.500%, due 09/01/18	30,000	30,265
Virginia Electric & Power Co.,
Series A, 6.000%, due 05/15/37	55,000	72,464
Wachovia Corp.,
5.750%, due 02/01/18	260,000	291,143
Walgreens Boots Alliance, Inc.,
3.800%, due 11/18/24	85,000	86,692
Waste Management, Inc.,
6.125%, due 11/30/39	65,000	84,139
Williams Partners LP,
4.300%, due 03/04/24	30,000	29,945
WM Wrigley Jr Co.,
2.000%, due 10/20/17[1]	15,000	15,108
Xcel Energy, Inc.,
4.700%, due 05/15/20	40,000	44,386
4.800%, due 09/15/41	50,000	55,770
Yum! Brands, Inc.,
5.350%, due 11/01/43	90,000	98,420

Total United States corporate bonds		16,093,929
Total corporate bonds (cost $33,299,560)		33,534,932

Asset-backed securities: 0.31%
United States: 0.31%
American Airlines Pass Through Trust,
Series 2014-1, Class B,
4.375%, due 10/01/22	15,000	15,225
Delta Air Lines Pass Through Trust,
Series 2007-1, Class A,
6.821%, due 08/10/22	9,436	10,945

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Concluded)
Asset-backed securities—(Concluded)
United States—(Concluded)
United Airlines Pass Through Trust,
Series 2014-1, Class A,
4.000%, due 04/11/26	$ 90,000	$ 91,350
Total asset-backed securities (cost $116,615)		117,520

Non-US government obligation: 0.90%
Italy: 0.90%
Buoni Poliennali Del Tesoro,
4.500%, due 07/15/15 (cost $358,606)	EUR 275,000	339,833

Supranational bonds: 0.89%
Asian Development Bank,
1.000%, due 12/15/15	GBP 50,000	78,267
European Investment Bank,
3.000%, due 12/07/15	60,000	95,600
Inter-American Development Bank,
0.625%, due 12/15/15	55,000	85,793
International Finance Corp.,
0.625%, due 12/15/15	50,000	77,971
Total supranational bonds (cost $339,718)		337,631
Total bonds (cost $34,114,499)		34,329,916

	Shares	Value
Short-term investment: 6.81%
Investment company: 6.81%
UBS Cash Management Prime Relationship Fund[5] (cost $2,581,145)	2,581,145	$ 2,581,145

	Number of contracts
Options purchased: 0.01%
Put Options: 0.01%
10 Year US Treasury Notes, strike @ USD 126.00, expires February 2015 (cost $5,165)	6	4,781
Total investments: 97.33% (cost $36,700,809)		36,915,842

Cash and other assets, less liabilities: 2.67%		1,013,916
Net assets: 100.00%		$37,929,758

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $36,743,871; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$869,220
Gross unrealized depreciation	(697,249)

Net unrealized appreciation of investments	$171,971

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin on page 53.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	175,000	USD	148,029	03/19/15	$5,915
JPMCB	CAD	790,000	USD	700,145	03/19/15	21,259
JPMCB	EUR	8,390,000	USD	10,498,667	03/19/15	339,527
JPMCB	GBP	2,370,000	USD	3,741,448	03/19/15	49,737
JPMCB	USD	175,042	EUR	140,000	03/19/15	(5,521)
Net unrealized appreciation on forward foreign currency contracts						$410,917

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 5 contracts (USD)	March 2015	$793,976	$825,937	$31,961
5 Year US Treasury Notes, 11 contracts (USD)	March 2015	1,308,157	1,308,227	70
10 Year US Treasury Notes, 1 contracts (USD)	March 2015	127,329	126,796	(533)
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 3 contracts (CAD)	March 2015	352,665	357,686	5,021
Euro-Bobl, 1 contracts (EUR)	March 2015	156,713	157,646	933
Euro-Bund, 6 contracts (EUR)	March 2015	1,111,252	1,131,663	20,411
Interest rate futures sell contracts:
Long Gilt, 2 contracts (GBP)	March 2015	(363,407)	(372,599)	(9,192)
Net unrealized appreciation on futures contracts				$48,671

Credit default swaps on corporate issues—buy protection6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000%	$ 2,478	$(2,544)	$(66)
CSFB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	275,000	03/20/19	1.000	9,193	(9,955)	(762)
						$11,671	$(12,499)	$(828)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

Credit default swaps on corporate issues—sell protection9

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[10]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$3,971	$(1,150)	$2,821	0.013%
CITI	Standard Chartered Bank PLC bond, 0.703%, due 10/15/14	EUR	75,000	03/20/20	1.000	(286)	249	(37)	0.010
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	4,927	(5,808)	(881)	0.023
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	115,000	06/20/19	1.000	1,514	700	2,214	0.009
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	85,000	09/20/19	5.000	(15,138)	7,994	(7,144)	0.032
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	100,000	12/20/19	1.000	9,787	(7,516)	2,271	0.027
						$4,775	$(5,531)	$(756)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$33,534,932	$—	$33,534,932
Asset-backed securities	—	117,520	—	117,520
Non-US government obligation	—	339,833	—	339,833
Supranational bonds	—	337,631	—	337,631
Short-term investment	—	2,581,145	—	2,581,145
Options purchased	4,781	—	—	4,781
Forward foreign currency contracts	—	416,438	—	416,438
Futures contracts	58,396	—	—	58,396
Swap agreements	—	8,943	—	8,943
Total	$63,177	$37,336,442	$—	$37,399,619

Liabilities
Forward foreign currency contracts	$—	$(5,521)	$—	$(5,521)
Futures contracts	(9,725)	—	—	(9,725)
Swap agreements	—	(26,973)	—	(26,973)
Total	$(9,725)	$(32,494)	$—	$(42,219)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2014

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $2,450,260 or 6.46% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $6,026,332 or 15.89% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,323,965	$8,290,390	$7,033,210	$2,581,145	$670

[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS High Yield Relationship Fund (the “Fund”) gained 1.67%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), rose 2.45% during the same period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Although the Fund generated a positive return during the reporting period, it underperformed the Index. This was largely due to the Fund’s exposure to the energy sector. The price of oil started to decline over the summer, as the global economic environment showed signs of slowing. At the same time, oil supply was greater than anticipated, largely due to North American production. All told, the price of oil fell 46% in 2014. Against this backdrop, the energy sector of the Index declined 7.34% in 2014, versus a 2.45% gain for the entire Index.

The Fund utilized credit default and total return swaps on a high yield index as well as options to more quickly and cost-effectively adjust its exposure to the high yield bond market. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategy. Overall, the Fund posted a lower total return relative to the Index, partly due to weaker security selection in certain sectors.

Portfolio performance summary1

What worked

•	An underweight to metals/mining was the top contributor to the Fund’s performance during the reporting period. The metals/mining sector generated weak results, as it has been negatively impacted by falling commodity prices.

•	Fund positioning in a number of sectors was beneficial for performance during the reporting period. Security selection within the services sector contributed to performance, as a number of the Fund’s holdings outperformed the Index in 2014. Within the gaming sector, not owning a large casino operating company that declared bankruptcy during the fourth quarter of the year was beneficial.

What didn’t work

•	The Fund’s exposure to the energy sector was the largest detractor from performance. As discussed, the energy sector performed poorly during the year and was the worst performer in the Index. Therefore, the Fund’s exposure to the sector was negative for results. Security selection within the sector also hurt performance. In particular, the Fund’s exploration and production holdings generated weak results, as did a number of other securities in the sector that have a high degree of exposure to the oil industry.

•	The Fund’s allocation to the super retail sector was negative for performance. Security selection and, to a lesser extent, an underweight exposure to the super retail sector detracted from performance during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS High Yield Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	10 years
UBS High Yield Relationship Fund	1.67%	7.85%	6.06%
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	2.45	8.83	7.53

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2014

Percentage of net assets
Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1%
First Data Corp., 12.625%, due 01/15/21	1.1
DISH DBS Corp., 7.875%, due 09/01/19	1.0
Pacific Drilling SA, 5.375%, due 06/01/20	1.0
Sprint Corp., 7.250%, due 09/15/21	0.9
Valeant Pharmaceuticals International, 6.375%, due 10/15/20	0.8
CCO Holdings LLC, 6.500%, due 04/30/21	0.8
NRG Energy, Inc., 6.250%, due 07/15/22	0.8
Tenet Healthcare Corp., 6.000%, due 10/01/20	0.8
Navient Corp., 8.000%, due 03/25/20	0.7
Total	9.0%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Aerospace	0.63%
Air transportation	0.30
Automotive & auto parts distributors	3.24
Banks & thrifts	2.10
Broadcasting	1.05
Building materials	3.67
Cable TV	6.69
Capital goods	0.41
Chemicals	2.11
Consumer products	1.00
Containers	2.91
Diversified financial services	5.27
Diversified media	0.96
Electric utilities	3.79
Energy	14.90
Entertainment/film	0.36
Environmental	0.27
Food & drug retail	0.55
Food/beverage/tobacco	0.92
Gaming	2.03
Healthcare	8.54
Homebuilders/real estate	1.60
Hotel	0.13
Insurance	0.08
Leisure	0.62
Machinery	0.41
Metals/mining	2.29
Paper	0.73
Publishing/printing	0.49
Services	4.12
Steels	1.86
Super retail index	1.35
Technology	5.10
Telecommunications	8.91
Transportation excluding air/rail	0.90
Total corporate bonds	90.29%

Short-term investment	8.01
Total investments	98.30%

Cash and other assets, less liabilities	1.70
Net assets	100.00%

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds: 90.29%
Corporate bonds: 90.29%
Australia: 0.27%
FMG Resources August 2006 Pty Ltd.,
8.250%, due 11/01/19[1]	$1,300,000	$1,183,000

Bermuda: 0.28%
Teekay Offshore Partners LP,
6.000%, due 07/30/19	1,325,000	1,219,000

Canada: 1.51%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	370,600
7.750%, due 03/15/20[1]	261,000	283,185
Cascades, Inc.,
5.500%, due 07/15/22[1]	725,000	721,375
Cogeco Cable, Inc.,
4.875%, due 05/01/20[1]	1,150,000	1,150,000
Jupiter Resources, Inc.,
8.500%, due 10/01/22[1]	1,175,000	884,188
NOVA Chemicals Corp.,
5.250%, due 08/01/23[1]	1,200,000	1,212,000
Precision Drilling Corp.,
5.250%, due 11/15/24[1]	475,000	389,500
Ultra Petroleum Corp.,
5.750%, due 12/15/18[1]	1,300,000	1,199,250
6.125%, due 10/01/24[1]	500,000	430,000

Total Canada corporate bonds		6,640,098

Cayman Islands: 0.58%
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	2,400,000	1,788,000
Wynn Macau Ltd.,
5.250%, due 10/15/21[1]	800,000	752,000

Total Cayman Islands corporate bonds		2,540,000

Croatia: 0.55%
Agrokor DD,
8.875%, due 02/01/20[1]	2,275,000	2,437,867

France: 1.25%
Credit Agricole SA,
6.625%, due 09/23/19[1,2,3]	400,000	387,700
7.875%, due 01/23/24[1,2,3]	775,000	788,589
Numericable-SFR,
4.875%, due 05/15/19[1]	700,000	693,875
6.000%, due 05/15/22[1]	400,000	402,200
6.250%, due 05/15/24[1]	2,150,000	2,166,125
SPCM SA,
6.000%, due 01/15/22[1]	1,025,000	1,066,000

Total France corporate bonds		5,504,489

	Face amount	Value
Germany: 0.92%
Unitymedia Hessen GmbH & Co. KG,
5.000%, due 01/15/25[1]	$1,400,000	$1,403,500
5.500%, due 01/15/23[1]	2,525,000	2,638,625

Total Germany corporate bonds		4,042,125

Greece: 0.27%
FAGE Dairy Industry SA,
9.875%, due 02/01/20[1]	1,150,000	1,201,750

Ireland: 1.04%
Ardagh Packaging Finance PLC,
6.250%, due 01/31/19[1]	600,000	586,500
6.750%, due 01/31/21[1]	800,000	796,000
Grifols Worldwide Operations Ltd.,
5.250%, due 04/01/22[1]	1,400,000	1,431,780
Ono Finance II PLC,
10.875%, due 07/15/19[1]	1,125,000	1,192,500
Smurfit Kappa Acquisitions,
4.875%, due 09/15/18[1]	550,000	569,250

Total Ireland corporate bonds		4,576,030

Italy: 0.46%
Enel SpA,
8.750%, due 09/24/73[1,2]	875,000	1,016,094
Telecom Italia SpA,
5.303%, due 05/30/24[1]	1,000,000	1,012,500

Total Italy corporate bonds		2,028,594

Luxembourg: 5.41%
Altice SA,
7.750%, due 05/15/22[1]	2,150,000	2,154,031
ArcelorMittal,
6.750%, due 02/25/22	775,000	827,312
7.250%, due 03/01/41	1,800,000	1,818,000
7.500%, due 10/15/39	2,400,000	2,484,000
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	1,475,000	1,556,125
INEOS Group Holdings SA,
6.125%, due 08/15/18[1]	2,725,000	2,609,188
Intelsat Jackson Holdings SA,
5.500%, due 08/01/23	1,275,000	1,267,223
7.250%, due 10/15/20	2,550,000	2,693,437
7.500%, due 04/01/21	800,000	856,000
Intelsat Luxembourg SA,
7.750%, due 06/01/21	650,000	651,625
Mallinckrodt International Finance SA,
5.750%, due 08/01/22[1]	1,000,000	1,027,500
Pacific Drilling SA,
5.375%, due 06/01/20[1]	5,225,000	4,258,375
Wind Acquisition Finance SA,
4.750%, due 07/15/20[1]	725,000	677,875
6.500%, due 04/30/20[1]	225,000	230,063
7.375%, due 04/23/21[1]	750,000	707,850

Total Luxembourg corporate bonds		23,818,604

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Mexico: 0.34%
Cemex SAB de CV,
5.875%, due 03/25/19[1]	$225,000	$228,375
7.250%, due 01/15/21[1]	1,200,000	1,266,000

Total Mexico corporate bonds		1,494,375

Netherlands: 1.34%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	375,000	502,524
NXP BV,
5.750%, due 02/15/21[1]	2,300,000	2,415,000
Schaeffler Holding Finance BV,
6.875%, due 08/15/18[1,4]	2,450,000	2,554,125
VTR Finance BV,
6.875%, due 01/15/24[1]	425,000	433,500

Total Netherlands corporate bonds		5,905,149

Spain: 0.09%
Abengoa Finance SAU,
7.750%, due 02/01/20[1]	425,000	375,062

Sweden: 0.24%
Perstorp Holding AB,
11.000%, due 08/15/17[1]	1,100,000	1,078,000

Switzerland: 0.51%
Credit Suisse Group AG,
7.500%, due 12/11/23[1,2,3]	2,150,000	2,236,000

United Kingdom: 1.08%
Lloyds Banking Group PLC,
6.413%, due 10/01/35[1,2,3]	2,200,000	2,343,000
7.500%, due 06/27/24[2,3]	1,325,000	1,348,187
Royal Bank of Scotland Group PLC,
6.125%, due 12/15/22	975,000	1,061,196

Total United Kingdom corporate bonds		4,752,383

United States: 74.15%
Activision Blizzard, Inc.,
5.625%, due 09/15/21[1]	450,000	472,500
ADT Corp.,
6.250%, due 10/15/21	1,675,000	1,721,062
Advanced Micro Devices, Inc.,
6.750%, due 03/01/19	1,350,000	1,269,000
AECOM Technology Corp.,
5.875%, due 10/15/24[1]	1,525,000	1,559,312
AES Corp.,
8.000%, due 06/01/20	950,000	1,085,375
AK Steel Corp.,
7.625%, due 10/01/21	800,000	734,000
Alcoa, Inc.,
5.125%, due 10/01/24	1,225,000	1,298,218

	Face amount	Value
Ally Financial, Inc.,
8.000%, due 03/15/20	$2,081,000	$2,455,580
8.000%, due 11/01/31	500,000	637,500
Alta Mesa Holdings LP,
9.625%, due 10/15/18	3,150,000	2,614,500
American Axle & Manufacturing, Inc.,
6.625%, due 10/15/22	2,370,000	2,512,200
American Builders & Contractors Supply Co., Inc.,
5.625%, due 04/15/21[1]	1,250,000	1,256,250
Amsurg Corp.,
5.625%, due 07/15/22[1]	1,150,000	1,178,750
Anixter, Inc.,
5.125%, due 10/01/21	850,000	850,000
Antero Resources Finance Corp.,
5.375%, due 11/01/21	2,500,000	2,418,750
6.000%, due 12/01/20	1,125,000	1,122,187
Aramark Services, Inc.,
5.750%, due 03/15/20	1,200,000	1,239,000
Arch Coal, Inc.,
7.250%, due 06/15/21	575,000	167,469
9.875%, due 06/15/19	250,000	85,000
Ashtead Capital, Inc.,
5.625%, due 10/01/24[1]	600,000	615,000
Atlas Pipeline Partners LP,
5.875%, due 08/01/23	333,000	329,670
Avaya, Inc.,
7.000%, due 04/01/19[1]	1,275,000	1,243,125
Avis Budget Car Rental LLC,
5.500%, due 04/01/23	1,150,000	1,173,000
Belden, Inc.,
5.250%, due 07/15/24[1]	1,000,000	960,000
BlueLine Rental Finance Corp.,
7.000%, due 02/01/19[1]	550,000	563,750
BMC Software Finance, Inc.,
8.125%, due 07/15/21[1]	1,175,000	1,104,500
Boise Cascade Co.,
6.375%, due 11/01/20	1,775,000	1,863,750
BreitBurn Energy Partners LP,
7.875%, due 04/15/22	1,281,000	989,572
Brunswick Corp.,
4.625%, due 05/15/21[1]	250,000	245,000
Builders FirstSource, Inc.,
7.625%, due 06/01/21[1]	1,075,000	1,101,875
Building Materials Corp. of America,
5.375%, due 11/15/24[1]	1,400,000	1,396,500
6.750%, due 05/01/21[1]	750,000	793,125
Cablevision Systems Corp.,
5.875%, due 09/15/22	625,000	632,812
Calpine Corp.,
5.375%, due 01/15/23	1,050,000	1,060,500
6.000%, due 01/15/22[1]	2,550,000	2,715,750
Calumet Specialty Products Partners LP,
6.500%, due 04/15/21[1]	1,150,000	1,023,500
7.625%, due 01/15/22	1,225,000	1,133,125

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17	$550,000	$605,000
CBRE Services, Inc.,
5.000%, due 03/15/23	575,000	587,592
CCO Holdings LLC,
6.500%, due 04/30/21	3,475,000	3,648,750
6.625%, due 01/31/22	1,150,000	1,221,875
8.125%, due 04/30/20	1,375,000	1,447,187
CDW LLC,
5.500%, due 12/01/24	950,000	951,187
6.000%, due 08/15/22	600,000	619,500
8.500%, due 04/01/19	144,000	151,740
Celanese US Holdings LLC,
4.625%, due 11/15/22	175,000	173,250
5.875%, due 06/15/21	1,090,000	1,155,400
Century Intermediate Holding Co. 2,
9.750%, due 02/15/19[1,4]	1,700,000	1,785,000
CenturyLink, Inc.,
Series S, 6.450%, due 06/15/21	1,475,000	1,581,937
Series W, 6.750%, due 12/01/23	1,300,000	1,423,500
Series P, 7.600%, due 09/15/39	275,000	272,250
Cequel Communications Holdings I LLC,
5.125%, due 12/15/21[1]	1,900,000	1,843,000
Chaparral Energy, Inc.,
7.625%, due 11/15/22	2,500,000	1,637,500
Chesapeake Energy Corp.,
5.750%, due 03/15/23	1,875,000	1,931,250
6.625%, due 08/15/20	1,525,000	1,620,312
Chrysler Group LLC,
8.000%, due 06/15/19	615,000	646,519
8.250%, due 06/15/21	1,225,000	1,356,687
CHS/Community Health Systems, Inc.,
5.125%, due 08/01/21	700,000	726,250
6.875%, due 02/01/22	1,400,000	1,483,125
7.125%, due 07/15/20	1,900,000	2,025,875
Cinemark USA, Inc.,
4.875%, due 06/01/23	1,175,000	1,110,375
CIT Group, Inc.,
5.000%, due 08/15/22	1,250,000	1,284,375
5.500%, due 02/15/19[1]	2,050,000	2,162,750
Claire’s Stores, Inc.,
9.000%, due 03/15/19[1]	525,000	517,125
Clean Harbors, Inc.,
5.250%, due 08/01/20	1,200,000	1,206,000
Clearwater Paper Corp.,
4.500%, due 02/01/23	75,000	73,125
Commercial Metals Co.,
4.875%, due 05/15/23	550,000	525,250

	Face amount	Value
Constellation Brands, Inc.,
7.250%, due 05/15/17	$355,000	$392,275
Continental Airlines Pass Through Certificates,
Series 2012-3, Class C,
6.125%, due 04/29/18	1,225,000	1,301,562
Crown Americas LLC,
4.500%, due 01/15/23	1,325,000	1,285,250
CST Brands, Inc.,
5.000%, due 05/01/23	125,000	126,250
DaVita HealthCare Partners, Inc.,
5.125%, due 07/15/24	1,175,000	1,198,500
Denbury Resources, Inc.,
5.500%, due 05/01/22	1,725,000	1,578,375
DISH DBS Corp.,
7.875%, due 09/01/19	3,810,000	4,324,350
DR Horton, Inc.,
4.375%, due 09/15/22	650,000	637,000
Dynegy Finance I, Inc.,
6.750%, due 11/01/19[1]	2,050,000	2,085,875
7.375%, due 11/01/22[1]	675,000	686,812
E*TRADE Financial Corp.,
5.375%, due 11/15/22	475,000	485,687
Endo Finance LLC & Endo Finco, Inc.,
5.375%, due 01/15/23[1]	825,000	808,500
7.000%, due 12/15/20[1]	1,550,000	1,627,500
7.250%, due 01/15/22[1]	900,000	963,000
Envision Healthcare Corp.,
5.125%, due 07/01/22[1]	1,000,000	992,500
EP Energy LLC,
9.375%, due 05/01/20	2,175,000	2,196,750
Epicor Software Corp.,
8.625%, due 05/01/19	2,070,000	2,173,500
Equinix, Inc.,
5.375%, due 04/01/23	2,100,000	2,100,000
ExamWorks Group, Inc.,
9.000%, due 07/15/19	2,695,000	2,870,175
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	571,285
First Data Corp.,
10.625%, due 06/15/21	1,120,000	1,268,400
12.625%, due 01/15/21	4,050,000	4,809,375
FirstEnergy Corp.,
Series C,
7.375%, due 11/15/31	2,425,000	2,935,138
Flextronics International Ltd.,
5.000%, due 02/15/23	1,100,000	1,111,560
Freescale Semiconductor, Inc.,
10.750%, due 08/01/20	1,082,000	1,182,085
Frontier Communications Corp.,
6.875%, due 01/15/25	200,000	200,000
8.500%, due 04/15/20	1,895,000	2,112,925
9.000%, due 08/15/31	1,585,000	1,672,175
9.250%, due 07/01/21	900,000	1,039,500

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
FTI Consulting, Inc.,
6.750%, due 10/01/20	$675,000	$707,062
Gannett Co., Inc.,
5.125%, due 07/15/20	875,000	892,500
6.375%, due 10/15/23	1,300,000	1,378,000
General Motors Co.,
6.250%, due 10/02/43	1,550,000	1,851,630
General Motors Financial Co., Inc.,
4.250%, due 05/15/23	625,000	637,431
4.375%, due 09/25/21	1,175,000	1,226,406
Geo Group, Inc.,
5.125%, due 04/01/23	300,000	294,750
GLP Capital LP,
4.875%, due 11/01/20	2,100,000	2,126,250
Goodyear Tire & Rubber Co.,
6.500%, due 03/01/21	1,950,000	2,067,000
Graphic Packaging International, Inc.,
4.750%, due 04/15/21	2,550,000	2,569,125
4.875%, due 11/15/22	275,000	276,375
Halcon Resources Corp.,
9.750%, due 07/15/20	2,225,000	1,668,750
HCA Holdings, Inc.,
7.750%, due 05/15/21	375,000	399,375
HCA, Inc.,
3.750%, due 03/15/19	775,000	775,969
5.000%, due 03/15/24	675,000	693,562
5.875%, due 03/15/22	300,000	328,500
7.500%, due 02/15/22	950,000	1,085,375
HD Supply, Inc.,
5.250%, due 12/15/21[1]	1,125,000	1,144,688
Hecla Mining Co.,
6.875%, due 05/01/21	2,575,000	2,266,000
Hertz Corp.,
5.875%, due 10/15/20	600,000	604,500
Hiland Partners LP,
7.250%, due 10/01/20[1]	2,825,000	2,683,750
Hologic, Inc.,
6.250%, due 08/01/20	1,050,000	1,092,000
Huntington Ingalls Industries, Inc.,
7.125%, due 03/15/21	1,625,000	1,755,000
Icahn Enterprises LP,
5.875%, due 02/01/22	575,000	577,516
6.000%, due 08/01/20	1,775,000	1,828,605
iHeartCommunications, Inc.,
9.000%, due 12/15/19	1,325,000	1,305,125
14.000%, due 02/01/21	1,480,843	1,206,887
IMS Health, Inc.,
6.000%, due 11/01/20[1]	825,000	849,750
Infor US, Inc.,
9.375%, due 04/01/19	1,175,000	1,257,250
11.500%, due 07/15/18	350,000	381,500

	Face amount	Value
Interactive Data Corp.,
5.875%, due 04/15/19[1]	$1,125,000	$1,094,063
International Lease Finance Corp.,
5.875%, due 04/01/19	975,000	1,050,563
5.875%, due 08/15/22	950,000	1,030,750
7.125%, due 09/01/18[1]	1,475,000	1,652,000
Jefferies Finance LLC,
6.875%, due 04/15/22[1]	700,000	640,500
7.375%, due 04/01/20[1]	1,750,000	1,627,500
K Hovnanian Enterprises, Inc.,
7.250%, due 10/15/20[1]	1,700,000	1,759,500
KB Home,
7.250%, due 06/15/18	1,025,000	1,091,625
Key Energy Services, Inc.,
6.750%, due 03/01/21	1,790,000	1,109,800
Kinder Morgan, Inc.,
7.750%, due 01/15/32	880,000	1,082,400
7.800%, due 08/01/31	475,000	578,375
Lamar Media Corp.,
5.375%, due 01/15/24	625,000	643,750
Legacy Reserves LP,
6.625%, due 12/01/21	400,000	326,000
8.000%, due 12/01/20	500,000	415,000
Level 3 Financing, Inc.,
6.125%, due 01/15/21	1,750,000	1,811,250
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	368,550
Linn Energy LLC,
8.625%, due 04/15/20	2,130,000	1,853,100
LKQ Corp.,
4.750%, due 05/15/23	575,000	552,000
Manitowoc Co., Inc.,
8.500%, due 11/01/20	1,115,000	1,204,200
MarkWest Energy Partners LP,
4.875%, due 12/01/24	650,000	635,375
Masco Corp.,
7.125%, due 03/15/20	1,675,000	1,934,625
MedAssets, Inc.,
8.000%, due 11/15/18	600,000	624,000
Memorial Production Partners LP,
6.875%, due 08/01/22[1]	975,000	741,000
7.625%, due 05/01/21	1,600,000	1,280,000
MGM Resorts International,
6.000%, due 03/15/23	1,650,000	1,658,250
8.625%, due 02/01/19	1,300,000	1,473,875
Michaels FinCo Holdings LLC,
7.500%, due 08/01/18[1,4]	124,000	126,170
Michaels Stores, Inc.,
5.875%, due 12/15/20[1]	1,350,000	1,363,500
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	4,775,000	2,530,750
MPH Acquisition Holdings LLC,
6.625%, due 04/01/22[1]	1,500,000	1,533,750

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
MSCI, Inc.,
5.250%, due 11/15/24[1]	$275,000	$284,625
Murray Energy Corp.,
8.625%, due 06/15/21[1]	1,050,000	1,002,750
Natural Resource Partners LP,
9.125%, due 10/01/18[1]	1,175,000	1,139,750
Navient Corp.,
5.500%, due 01/15/19	1,375,000	1,405,938
8.000%, due 03/25/20	2,700,000	2,990,250
8.450%, due 06/15/18	1,050,000	1,170,750
Navios Maritime Acquisition Corp.,
8.125%, due 11/15/21[1]	1,650,000	1,608,750
Navios Maritime Holdings, Inc.,
7.375%, due 01/15/22[1]	1,250,000	1,143,750
NCR Corp.,
5.875%, due 12/15/21	1,225,000	1,258,688
6.375%, due 12/15/23	325,000	338,000
NRG Energy, Inc.,
6.250%, due 07/15/22	3,300,000	3,374,250
NRG Yield Operating LLC,
5.375%, due 08/15/24[1]	1,700,000	1,725,500
Oasis Petroleum, Inc.,
6.500%, due 11/01/21	1,225,000	1,114,750
6.875%, due 03/15/22	2,250,000	2,047,500
Omnicare, Inc.,
4.750%, due 12/01/22	1,350,000	1,366,875
Owens-Brockway Glass Container, Inc.,
5.000%, due 01/15/22[1]	775,000	790,500
Owens-Illinois, Inc.,
7.800%, due 05/15/18	1,075,000	1,198,625
PAETEC Holding Corp.,
9.875%, due 12/01/18	990,000	1,039,500
Par Pharmaceutical Cos., Inc.,
7.375%, due 10/15/20	800,000	836,000
Party City Holdings, Inc.,
8.875%, due 08/01/20	2,275,000	2,428,563
PC Nextco Holdings LLC,
8.750%, due 08/15/19	325,000	326,625
Penn Virginia Resource Partners LP,
6.500%, due 05/15/21	1,700,000	1,717,000
8.375%, due 06/01/20	1,121,000	1,196,668
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	415,000	434,713
RBS Capital Trust II,
6.425%, due 01/03/34[2,3]	1,000,000	1,030,000
Realogy Group LLC,
5.250%, due 12/01/21[1]	950,000	923,875
Regency Energy Partners LP,
5.000%, due 10/01/22	375,000	354,375
6.500%, due 07/15/21	2,325,000	2,371,500

	Face amount	Value
Revlon Consumer Products Corp.,
5.750%, due 02/15/21	$1,125,000	$1,125,000
Reynolds Group Issuer, Inc.,
5.750%, due 10/15/20	800,000	820,000
7.875%, due 08/15/19	925,000	974,719
9.875%, due 08/15/19	585,000	620,100
Rice Energy, Inc.,
6.250%, due 05/01/22[1]	1,225,000	1,139,250
Rite Aid Corp.,
9.250%, due 03/15/20	1,100,000	1,200,375
Roundy’s Supermarkets, Inc.,
10.250%, due 12/15/20[1]	1,400,000	1,218,000
Royal Caribbean Cruises Ltd.,
5.250%, due 11/15/22	1,275,000	1,338,750
7.250%, due 06/15/16	250,000	266,250
7.500%, due 10/15/27	800,000	900,000
RR Donnelley & Sons Co.,
6.000%, due 04/01/24	925,000	911,125
7.875%, due 03/15/21	1,125,000	1,243,125
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21	4,925,000	4,838,813
6.250%, due 03/15/22	2,150,000	2,182,250
Samson Investment Co.,
9.750%, due 02/15/20	1,175,000	486,891
SandRidge Energy, Inc.,
8.750%, due 01/15/20	675,000	455,625
SBA Telecommunications, Inc.,
5.750%, due 07/15/20	325,000	330,785
Sealed Air Corp.,
5.250%, due 04/01/23[1]	1,325,000	1,351,500
8.375%, due 09/15/21[1]	1,380,000	1,542,150
Service Corp. International,
5.375%, due 05/15/24	1,375,000	1,402,500
ServiceMaster Co. LLC,
7.000%, due 08/15/20	487,000	504,045
8.000%, due 02/15/20	1,428,000	1,502,970
SESI LLC,
7.125%, due 12/15/21	1,100,000	1,056,000
Seventy Seven Energy, Inc.,
6.500%, due 07/15/22	1,975,000	1,155,375
Seventy Seven Operating LLC,
6.625%, due 11/15/19	780,000	592,800
Shingle Springs Tribal Gaming Authority,
9.750%, due 09/01/21[1]	1,050,000	1,176,000
Sirius XM Radio, Inc.,
4.250%, due 05/15/20[1]	250,000	246,250
4.625%, due 05/15/23[1]	400,000	374,000
5.750%, due 08/01/21[1]	400,000	409,000
5.875%, due 10/01/20[1]	1,050,000	1,081,500
Spectrum Brands, Inc.,
6.375%, due 11/15/20	1,025,000	1,068,563
6.625%, due 11/15/22	150,000	158,625
Speedway Motorsports, Inc.,
6.750%, due 02/01/19	225,000	231,750

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Springleaf Finance Corp.,
5.250%, due 12/15/19	$1,125,000	$1,102,500
6.900%, due 12/15/17	1,030,000	1,096,950
Sprint Capital Corp.,
6.900%, due 05/01/19	2,275,000	2,320,500
8.750%, due 03/15/32	1,850,000	1,789,875
Sprint Communications, Inc.,
7.000%, due 03/01/20[1]	1,350,000	1,458,000
9.000%, due 11/15/18[1]	2,050,000	2,331,670
Sprint Corp.,
7.125%, due 06/15/24	650,000	604,500
7.250%, due 09/15/21	3,775,000	3,741,969
7.875%, due 09/15/23	800,000	789,760
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,270,000	1,257,300
Standard Pacific Corp.,
8.375%, due 01/15/21	1,040,000	1,177,800
10.750%, due 09/15/16	750,000	849,375
Steel Dynamics, Inc.,
5.125%, due 10/01/21[1]	550,000	560,313
5.250%, due 04/15/23	850,000	862,750
5.500%, due 10/01/24[1]	375,000	384,375
Sugarhouse HSP Gaming Prop Mezz LP,
6.375%, due 06/01/21[1]	1,740,000	1,583,400
Summit Materials LLC,
10.500%, due 01/31/20	1,000,000	1,110,000
Summit Midstream Holdings LLC,
5.500%, due 08/15/22	475,000	451,250
Targa Resources Partners LP,
4.125%, due 11/15/19[1]	975,000	938,438
Tenet Healthcare Corp.,
4.375%, due 10/01/21	450,000	446,625
6.000%, due 10/01/20	3,075,000	3,302,027
8.125%, due 04/01/22	750,000	838,125
Tenneco, Inc.,
5.375%, due 12/15/24	850,000	871,250
Tesoro Logistics LP,
5.875%, due 10/01/20	1,017,000	1,019,543
T-Mobile USA, Inc.,
6.375%, due 03/01/25	200,000	203,200
6.625%, due 04/01/23	1,575,000	1,612,800
TMS International Corp.,
7.625%, due 10/15/21[1]	2,325,000	2,423,813
TransDigm, Inc.,
6.000%, due 07/15/22	350,000	349,125
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1,5]	245,000	154,350
United Rentals North America, Inc.,
6.125%, due 06/15/23	1,250,000	1,312,500
8.250%, due 02/01/21	1,075,000	1,171,750

	Face amount	Value
USG Corp.,
5.875%, due 11/01/21[1]	$2,525,000	$2,550,250
Valeant Pharmaceuticals International,
6.375%, due 10/15/20[1]	3,525,000	3,683,625
7.000%, due 10/01/20[1]	1,000,000	1,055,000
Virgin Media Finance PLC,
6.375%, due 04/15/23[1]	1,225,000	1,283,188
Vulcan Materials Co.,
7.500%, due 06/15/21	1,530,000	1,782,450
WESCO Distribution, Inc.,
5.375%, due 12/15/21	1,575,000	1,588,781
Westmoreland Coal Co.,
8.750%, due 01/01/22[1]	3,000,000	2,947,500
WideOpenWest Finance LLC,
10.250%, due 07/15/19	2,700,000	2,811,375
William Carter Co.,
5.250%, due 08/15/21	600,000	618,000
Windstream Corp.,
7.750%, due 10/01/21	2,600,000	2,652,000
WMG Acquisition Corp.,
5.625%, due 04/15/22[1]	25,000	24,250
6.000%, due 01/15/21[1]	1,285,000	1,285,000
WR Grace & Co.-Conn,
5.125%, due 10/01/21[1]	1,100,000	1,127,500
5.625%, due 10/01/24[1]	325,000	338,812
Zions Bancorporation,
5.500%, due 11/16/15	30,000	30,811

Total United States corporate bonds		326,272,580
Total corporate bonds (cost $409,768,154)		397,305,106

	Shares
Short-term investment: 8.01%
Investment company: 8.01%
UBS Cash Management Prime Relationship Fund[6] (cost $35,249,929)	35,249,929	35,249,929
Total investments: 98.30% (cost $445,018,083)		432,555,035

Cash and other assets, less liabilities: 1.70%		7,464,580
Net assets: 100.00%		$440,019,615

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $445,045,590; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,049,009
Gross unrealized depreciation	(18,539,564)

Net unrealized depreciation of investments	$(12,490,555)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin on page 64.

Credit default swaps on credit indices—buy protection7

Counterparty	Referenced index[8]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized depreciation
MLI	CDX.NA.HY. Series 23 Index	USD	8,500,000	12/20/19	5.000%	$63,750	$(112,424)	$(48,674)

Written swaptions activity for the year ended December 31, 2014 was as follows:

Premiums received
Swaptions outstanding at December 31, 2013	$—
Swaptions written	1,606,990
Swaptions terminated in closing purchase transactions	(1,606,990)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2014	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$397,305,106	$—	$397,305,106
Short-term investment	—	35,249,929	—	35,249,929
Total	$—	$432,555,035	$—	$432,555,035

Liabilities
Swap agreements	$—	$(112,424)	$—	$(112,424)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

UBS High Yield Relationship Fund

Portfolio of investments

December 31, 2014

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $142,025,613 or 32.28% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Illiquid investment as of December 31, 2014.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$28,623,235	$206,086,088	$199,459,394	$35,249,929	$53,543

[7]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[9]	Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) declined 8.12%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) gained 5.53%, and the Emerging Markets Debt Benchmark Index (the “Index”) declined 0.20%. The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The emerging markets debt asset class was volatile, but generated a positive return during the reporting period. The asset class declined in January 2014 due to concerns about decelerating global growth and several geopolitical issues. The asset class moved sharply higher over the next seven months of the reporting period, as investor demand was largely robust and US interest rates declined. However, the asset class fell sharply in September. This reversal was triggered by a number of factors, including increased investor risk aversion, rising US Treasury yields and signs of moderating growth in many developed and emerging markets countries. After posting a positive return in October and treading water in November, the asset class again declined in December. This was attributed to sharply falling oil and other commodity prices, renewed global growth concerns and the rising US dollar. Over the 12-month period, US dollar denominated emerging markets debt substantially outperformed local currency denominated emerging markets debt.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments, including currency forwards and swaps, were utilized to manage the Fund’s currency exposure. Interest rate derivatives, including futures and interest rate swaps, were utilized to adjust duration and yield curve positioning. In aggregate, the Fund’s duration and yield curve positioning detracted from results. Total return swaps and credit-linked notes were used to a limited extent to express our views regarding specific country exposures, as well as for hedging purposes. Overall, country allocation was mixed during the reporting period. Our holdings in local debt modestly detracted from performance. Our allocation in US dollar-denominated debt was also a significant detractor over the period, as emerging markets broadly sold off over the year. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•	Relative to the broader global emerging market, currency positioning in certain countries contributed to performance. In particular, as the Polish zloty and Hungarian forint weakened relative to the US dollar, maintaining lower exposure in these markets was rewarded. A lack of exposure to the Colombian peso was also rewarded.

•	Limited exposure to Russian local debt contributed to results. Investor sentiment for Russia weakened, as oil prices collapsed and it appeared more likely that the country would fall into a recession. Ongoing geopolitical issues surrounding Russia also weighed on its local debt.

•	A lack of exposure to Ukrainian US dollar-denominated debt was beneficial for results. The country’s economy deteriorated further during the reporting period, and Ukraine needs long-term financial support to service its debt obligations.

What didn’t work

•	The Fund’s short duration positioning was not rewarded, as US interest rates declined during the reporting period. Although declining yields aided the Fund’s overall performance, maintaining lower interest rate duration tempered the Fund’s gains.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Opportunistic Emerging Markets Debt Relationship Fund

•	Allocations to US dollar-denominated debt in a number of countries were negative for performance. The Fund’s exposures to Venezuelan and Russian US dollar-denominated debt were detrimental, as they generated weak results during the reporting period due to declining oil prices.

•	Exposure to Brazilian local debt detracted from performance. A relatively high Brazilian local debt exposure performed poorly relative to other local markets. However, this was partially offset by our investments in longer duration Brazilian bonds, as their yields slightly declined over the reporting period.

•	Lower exposure to the local debt of oil importing countries was not rewarded. Many oil importing countries, such as Thailand, Turkey and the Philippines, performed well as the price of oil declined in late 2014.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended December 31, 2014 (unaudited)

	1 year	5 years	Inception¹
UBS Opportunistic Emerging Markets Debt Relationship Fund	(8.12)%	4.86%	6.80%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	5.53	7.27	7.81
Emerging Markets Debt Benchmark Index[3]	(0.20)	4.99	7.05

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund’s inception to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $1,000,000 in the Fund from May 31, 2006, which is the Fund inception date, through December 31, 2014 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings

(unaudited)

As of December 31, 2014

Percentage of net assets
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45	6.0%
Republic of Belarus, 8.750%, due 08/03/15	5.8
National Savings Bank, 8.875%, due 09/18/18	4.7
Banco Nacional de Costa Rica, 4.875%, due 11/01/18	4.4
FBN Finance Co. BV, 8.000%, due 07/23/21	3.9
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21	3.8
Federative Republic of Brazil, 6.000%, due 08/15/50	3.4
Republic of Venezuela, 8.250%, due 10/13/24	3.4
Turkiye Vakiflar Bankasi Tao, 5.000%, due 10/31/18	3.3
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20	3.2
Total	41.9%

Country exposure by issuer, top five

(unaudited)

As of December 31, 2014

Percentage of net assets
Brazil	15.7%
Russia	10.2
Nigeria	6.9
Venezuela	6.9
Turkey	6.5
Total	46.2%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2014

Bonds
Corporate bonds
Airlines	0.69%
Banks	19.52
Capital markets	2.86
Chemicals	1.59
Construction materials	0.89
Diversified financial services	4.73
Electric utilities	4.87
Food & staples retailing	0.72
Metals & mining	2.51
Oil, gas & consumable fuels	9.49
Road & rail	2.66
Total corporate bonds	50.53%

Non-US government obligations	46.04
Structured note	1.47
Total bonds	98.04%

Short-term investment	0.25
Total investments	98.29%

Cash and other assets, less liabilities	1.71
Net assets	100.00%

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds: 98.04%
Corporate bonds: 50.53%
Brazil: 6.22%
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]	$ 1,200,000	$ 1,132,500
Petrobras International Finance Co. SA, 6.750%, due 01/27/41	780,000	711,984

Total Brazil corporate bonds		1,844,484

Croatia: 0.72%
Agrokor DD, 8.875%, due 02/01/20[2]	200,000	214,318

Georgia: 0.88%
Georgian Railway JSC, 7.750%, due 07/11/22[1]	250,000	261,250

Hungary: 2.86%
Magyar Export-Import Bank RT, 5.500%, due 02/12/18[1]	800,000	847,904

Indonesia: 3.53%
Pertamina Persero PT,
6.000%, due 05/03/42[1]	700,000	684,222
6.450%, due 05/30/44[2]	350,000	362,250

Total Indonesia corporate bonds		1,046,472

Kazakhstan: 4.29%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[1]	550,000	529,375
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO, 6.250%, due 05/20/15[1]	750,000	744,375

Total Kazakhstan corporate bonds		1,273,750

Mexico: 0.89%
Cemex SAB de CV, 5.700%, due 01/11/25[2]	275,000	262,625

Morocco: 1.59%
OCP SA, 5.625%, due 04/25/24[2]	450,000	470,250

Nigeria: 3.86%
FBN Finance Co. BV, 8.000%, due 07/23/21[2,3]	1,300,000	1,145,625

Panama: 0.69%
Avianca Holdings SA, 8.375%, due 05/10/20[1]	200,000	206,000

Russia: 9.18%
Bank of Moscow Capital PL, 6.699%, due 03/11/15[1]	300,000	297,750

	Face amount	Value
RSHB Capital SA for OJSC Russian Agricultural Bank,
5.100%, due 07/25/18[1]	$ 550,000	$ 453,750
7.750%, due 05/29/18[1]	450,000	396,000
VEB Finance Ltd.,
6.800%, due 11/22/25[1]	500,000	395,000
6.902%, due 07/09/20[1]	200,000	158,750
VTB Capital SA,
6.000%, due 04/12/17[1]	600,000	525,000
6.950%, due 10/17/22[1]	700,000	497,000

Total Russia corporate bonds		2,723,250

South Africa: 1.05%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[1]	300,000	312,375

Sri Lanka: 4.71%
National Savings Bank, 8.875%, due 09/18/18[1]	1,250,000	1,398,438

Turkey: 6.49%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[1]	1,000,000	960,000
Turkiye Vakiflar Bankasi Tao, 5.000%, due 10/31/18[1]	950,000	966,625

Total Turkey corporate bonds		1,926,625

Venezuela: 3.57%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[1]	1,100,000	506,000
8.500%, due 11/02/17[1]	850,000	486,625
9.000%, due 11/17/21[1]	150,000	65,250

Total Venezuela corporate bonds		1,057,875
Total corporate bonds (cost $16,486,431)		14,991,241

Non-US government obligations: 46.04%
Argentina: 3.24%
Republic of Argentina,
0.000%, due 12/15/35[4]	1,892,755	133,929
7.000%, due 10/03/15	850,000	828,325

		962,254

Belarus: 5.80%
Republic of Belarus, 8.750%, due 08/03/15[1]	1,850,000	1,720,500

		1,720,500

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Brazil: 9.45%
Federative Republic of Brazil, 6.000%, due 08/15/50[5]	BRL 1,100,000	$ 1,009,877
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45[5]	1,950,000	1,793,395

		2,803,272

China: 0.26%
China Government Bond, 2.480%, due 12/01/20	CNY 500,000	77,125

Costa Rica: 4.40%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[2]	$ 1,300,000	1,306,500

Ecuador: 1.36%
Republic of Ecuador,
7.950%, due 06/20/24[2]	300,000	256,500
9.375%, due 12/15/15[1]	150,000	146,625

		403,125

Gabon: 2.07%
Gabonese Republic, 6.375%, due 12/12/24[2]	650,000	612,625

Ghana: 4.26%
Republic of Ghana,
7.875%, due 08/07/23[1]	200,000	183,000
7.875%, due 08/07/23[2]	321,206	293,903
8.500%, due 10/04/17[1]	793,000	787,053

		1,263,956
Hungary: 0.75%
MFB Magyar Fejlesztesi Bank Zrt, 6.250%, due 10/21/20[1]	200,000	221,366

Kenya: 1.91%
Republic of Kenya,
5.875%, due 06/24/19[2]	200,000	202,500
6.875%, due 06/24/24[2]	350,000	364,875

		567,375

Mexico: 2.44%
Mexican Udibonos, Series S, 4.000%, due 11/15/40[5]	MXN 9,498,937	725,035

Nigeria: 3.07%
Nigeria Government International Bond, 5.125%, due 07/12/18[1]	$ 925,000	911,125

	Face amount	Value
Pakistan: 0.43%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[1]	$ 125,000	$ 126,875

Russia: 1.03%
Russian Federation, 7.000%, due 01/25/23	RUB 27,500,000	305,827

Venezuela: 3.35%
Republic of Venezuela, 8.250%, due 10/13/24[1]	$ 2,260,000	994,400

		994,400

Zambia: 2.22%
Republic of Zambia, 8.500%, due 04/14/24[2]	600,000	658,500
Total Non-US government obligations (cost $17,051,403)		13,659,860

Structured note: 1.47%
Ghana: 1.47%
Standard Chartered Bank, 23.000%, due 08/21/17[2] (linked to Republic of Ghana, 23.000%, due 08/21/17) (cost $809,833)	GHS 1,350,000	435,659
Total bonds (cost $34,347,667)		29,086,760

	Shares
Short-term investment: 0.25%
Investment company: 0.25%
UBS Cash Management Prime Relationship Fund[6] (cost $74,737)	74,737	74,737
Total investments: 98.29% (cost $34,422,404)		29,161,497
Cash and other assets, less liabilities: 1.71%		507,252
Net assets: 100.00%		$29,668,749

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

December 31, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $33,188,280; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,046,449
Gross unrealized depreciation	(5,073,232)

Net unrealized depreciation of investments	$(4,026,783)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin on page 72.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	MXN	10,337,000	USD	694,784	03/18/15	$(2,699)
BB	TRY	720,000	USD	309,119	03/18/15	5,603
BB	USD	666,694	CLP	408,950,000	03/18/15	2,488
BB	USD	792,322	INR	50,150,000	03/18/15	(9,709)
CSI	BRL	4,840,000	USD	1,775,968	03/18/15	(9,095)
CSI	USD	250,647	CNY	1,550,000	03/18/15	(2,866)
DB	BRL	2,618,000	USD	956,242	03/18/15	(9,315)
DB	THB	17,940,000	USD	540,199	03/18/15	(3,179)
DB	USD	27,654	RUB	1,670,000	03/18/15	(1,282)
DB	USD	718,612	ZAR	8,400,000	03/18/15	(1,008)
GSI	CLP	408,950,000	USD	655,631	03/18/15	(13,551)
GSI	TRY	720,000	USD	309,212	03/18/15	5,696
GSI	USD	627,877	TRY	1,446,660	03/18/15	(18,037)
JPMCB	EUR	270,000	USD	336,897	02/20/15	10,036
Net unrealized depreciation on forward foreign currency contracts						$(46,918)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 1 contract (USD)	March 2015	$140,723	$144,562	$3,839
5 Year US Treasury Notes, 30 contracts (USD)	March 2015	3,569,447	3,567,891	(1,556)
US Treasury futures sell contracts:
US Ultra Bond, 13 contracts (USD)	March 2015	(2,052,077)	(2,147,438)	(95,361)
10 Year US Treasury Notes, 141 contracts (USD)	March 2015	(17,785,407)	(17,878,359)	(92,952)
Net unrealized depreciation on futures contracts				$(186,030)

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

December 31, 2014

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized depreciation
CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(23,511)	$(23,511)
CSFB	ZAR	8,000,000	06/04/18	3 month JIBAR	6.400%	—	(15,041)	(15,041)
DB	ZAR	4,400,000	05/31/23	3 month JIBAR	7.480	—	(6,293)	(6,293)
GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(5,953)	(5,953)
MLI	KRW	1,300,000,000	01/20/19	3.380	3 month CD KSDA	—	(39,559)	(39,559)
						$—	$(90,357)	$(90,357)

Written foreign exchange options activity for the year ended December 31, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at December 31, 2013	$27,236
Foreign exchange options written	22,552
Foreign exchange options terminated in closing purchase transactions	(49,788)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at December 31, 2014	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$14,991,241	$—	$14,991,241
Non-US government obligations	—	13,659,860	—	13,659,860
Structured note	—	435,659	—	435,659
Short-term investment	—	74,737	—	74,737
Forward foreign currency contracts	—	23,823	—	23,823
Futures contracts	3,839	—	—	3,839
Total	$3,839	$29,185,320	$—	$29,189,159

Liabilities
Forward foreign currency contracts	$—	$(70,741)	$—	$(70,741)
Futures contracts	(189,869)	—	—	(189,869)
Swap agreements	—	(90,357)	—	(90,357)
Total	$(189,869)	$(161,098)	$—	$(350,967)

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2014, the value of these securities amounted to $16,915,133 or 57.01% of net assets.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio of investments

December 31, 2014

[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $6,586,130 or 22.20% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014 and changes periodically.
[4]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[5]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the year ended 12/31/14	Sales during the year ended 12/31/14	Value 12/31/14	Net income earned from affiliate for the year ended 12/31/14
UBS Cash Management Prime Relationship Fund	$1,188,874	$24,905,835	$26,019,972	$74,737	$1,710

[7]	Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2014, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.08%, versus the 0.02% return of the Citigroup One-Month US Treasury Bill Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Over the 12-month period, we increased the Fund’s exposures to certificates of deposit and US government and agency obligations. We also modestly added to its allocation of non-US government obligations. In contrast, we reduced the Fund’s allocations to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand), commercial paper and short-term corporate obligations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2014. The views and opinions in the letter were current as of February 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Cash Management Prime Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Short-term investments: 100.44%
Certificates of deposit: 19.64%
Bank of Nova Scotia,
0.294%, due 06/18/15[1]	$5,000,000	$5,000,000
0.333%, due 01/29/16[1]	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.,
0.180%, due 02/04/15	7,000,000	7,000,000
Branch Banking & Trust Co.,
0.150%, due 01/06/15	7,000,000	7,000,000
Citibank N.A.,
0.180%, due 01/05/15	7,000,000	7,000,000
0.250%, due 05/07/15	7,000,000	7,000,000
HSBC Bank USA NA,
0.255%, due 06/10/15	9,000,000	9,000,000
JPMorgan Chase Bank N.A.,
0.240%, due 06/05/15	6,000,000	6,000,000
0.320%, due 10/28/15	6,000,000	6,000,000
Mizuho Bank Ltd.,
0.200%, due 03/02/15	5,000,000	5,000,000
National Australia Bank Ltd.,
0.231%, due 01/06/15[1]	6,000,000	6,000,000
National Bank of Canada,
0.249%, due 06/11/15[1]	5,000,000	5,000,000
Natixis,
0.228%, due 02/04/15[2]	5,000,000	5,000,000
Nordea Bank Finland PLC,
0.230%, due 05/20/15	6,000,000	6,000,000
Norinchukin Bank,
0.170%, due 01/30/15	10,000,000	10,000,000
Oversea-Chinese Banking Corp.,
0.170%, due 01/29/15	5,000,000	4,999,998
Rabobank Nederland NV,
0.279%, due 04/10/15[1]	6,000,000	6,000,000
Royal Bank of Canada,
0.197%, due 05/06/15[1]	5,000,000	5,000,000
Svenska Handelsbanken AB,
0.215%, due 05/13/15	10,000,000	10,000,183
Toronto-Dominion Bank,
0.230%, due 02/24/15	3,000,000	3,000,000
Wells Fargo Bank N.A.,
0.230%, due 04/08/15[1]	5,000,000	5,000,000
Total certificates of deposit (cost $129,000,181)		129,000,181

Commercial paper: 33.80%
ABN Amro Funding USA LLC,
0.160%, due 01/13/15[3,4]	8,000,000	7,999,573
Albion Capital LLC,
0.180%, due 01/16/15[3,4]	7,000,000	6,999,475
Antalis US Funding Corp.,
0.160%, due 01/13/15[3,4]	10,000,000	9,999,467
ANZ New Zealand International Ltd.,
0.190%, due 03/05/15[3,4]	3,000,000	2,999,002
ASB Finance Ltd.,
0.254%, due 06/23/15[1,4]	5,000,000	5,000,000

	Face amount	Value
Atlantic Asset Securitization LLC,
0.150%, due 01/06/15[3,4]	$5,000,000	$4,999,896
0.160%, due 01/15/15[3,4]	5,000,000	4,999,689
Barclays Bank PLC,
0.360%, due 02/05/15[4,5]	7,000,000	7,000,000
Barton Capital LLC,
0.150%, due 01/06/15[3,4]	5,000,000	4,999,896
Bedford Row Funding Corp.,
0.150%, due 02/02/15[3,4]	4,000,000	3,999,467
BNP Paribas Finance, Inc.,
0.210%, due 02/02/15[3]	15,000,000	14,997,200
Cancara Asset Securitisation LLC,
0.140%, due 01/05/15[3,4]	5,000,000	4,999,922
0.150%, due 01/06/15[3,4]	5,000,000	4,999,896
Chariot Funding LLC,
0.230%, due 05/11/15[3,4]	8,000,000	7,993,356
Ciesco LLC,
0.180%, due 02/18/15[3,4]	5,000,000	4,998,800
General Electric Capital Corp.,
0.200%, due 02/02/15[3]	6,000,000	5,998,933
0.210%, due 03/04/15[3]	6,000,000	5,997,830
Gotham Funding Corp.,
0.170%, due 03/10/15[3,4]	5,000,000	4,998,394
KFW,
0.120%, due 01/14/15[3,4]	10,000,000	9,999,567
Manhattan Asset Funding Co. LLC,
0.210%, due 01/22/15[3,4]	7,000,000	6,999,143
0.220%, due 03/10/15[3,4]	10,000,000	9,995,844
MetLife Short Term Funding LLC,
0.130%, due 01/28/15[3,4]	10,000,000	9,999,025
Nordea Bank AB,
0.220%, due 04/14/15[3,4]	5,000,000	4,996,853
Old Line Funding LLC,
0.190%, due 02/23/15[3]	5,000,000	4,998,601
0.190%, due 03/19/15[3]	5,000,000	4,997,968
0.270%, due 06/09/15[3]	3,000,000	2,996,423
PNC Bank N.A.,
0.301%, due 07/06/15[3]	3,000,000	2,995,350
Regency Markets No. 1 LLC,
0.160%, due 01/20/15[3,4]	12,000,000	11,998,987
State Street Corp.,
0.170%, due 03/12/15[3]	10,000,000	9,996,694
Sumitomo Mitsui Banking Corp.,
0.205%, due 01/14/15[3,4]	5,000,000	4,999,630
Thunder Bay Funding LLC,
0.240%, due 05/28/15[3,4]	5,000,000	4,995,304
Toyota Motor Credit Corp.,
0.210%, due 04/27/15[3]	6,000,000	5,995,940
Victory Receivables Corp.,
0.160%, due 01/22/15[3,4]	5,000,000	4,999,533
Working Capital Management Co.,
0.195%, due 01/07/15[3,4]	7,000,000	6,999,773
Total commercial paper (cost $221,945,431)		221,945,431

UBS Cash Management Prime Relationship Fund

Portfolio of investments

December 31, 2014

	Face amount	Value
Short-term investments—(Concluded)
Short-term corporate obligations: 1.52%
Royal Bank of Canada,
0.322%, due 01/07/16[1,4]	$5,000,000	$5,000,000
Wells Fargo Bank N.A.,
0.387%, due 01/22/16[1]	5,000,000	5,000,000
Total short-term corporate obligations (cost $10,000,000)		10,000,000

US government and agency obligations: 21.61%
Federal Farm Credit Bank Funding Corp.,
0.090%, due 01/29/15[3]	10,000,000	9,999,300
Federal Home Loan Banks,
0.040%, due 01/07/15[3]	10,000,000	9,999,933
0.040%, due 01/28/15[3]	10,000,000	9,999,700
0.045%, due 01/02/15[3]	10,000,000	9,999,988
0.070%, due 01/23/15[3]	20,000,000	19,999,144
0.079%, due 01/16/15[3]	25,000,000	24,999,179
0.085%, due 04/17/15[3]	8,000,000	7,997,998
0.110%, due 03/11/15[3]	5,000,000	4,998,946
0.125%, due 06/02/15[3]	5,000,000	4,999,169
0.170%, due 07/23/15[3]	5,000,000	4,995,207
0.170%, due 11/04/15[3]	4,000,000	3,994,201
Federal National Mortgage Association,
0.500%, due 07/02/15[6]	5,000,000	5,007,513
US Treasury Bill,
0.038%, due 01/08/15[3]	10,000,000	9,999,912
US Treasury Notes,
0.250%, due 02/15/15	5,000,000	5,001,311
0.250%, due 12/15/15	10,000,000	10,005,017
Total US government and agency obligations (cost $141,996,518)		141,996,518

Non-US government obligations: 1.52%
Export Development Canada,
0.190%, due 01/06/15[1,4]	5,000,000	5,000,000
International Bank for Reconstruction & Development, 0.180%, due 06/01/15[1]	5,000,000	5,000,000
Total Non-US government obligations (cost $10,000,000)		10,000,000

	Face amount	Value
Repurchase agreement: 22.35%
Repurchase agreement dated 12/16/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.550% due 02/04/15 collateralized by $16,743,926 with various Corporate Issues, 0.000% to 8.125%, due 12/01/19 to 09/08/46; (value—$10,687,533); proceeds: $10,014,058[1,5,7]	$10,000,000	$10,000,000
Repurchase agreement dated 12/31/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.050% due 01/02/15 collateralized by $80,886,902 US Treasury Bond, 0.000%, due 02/15/32; (value—$51,000,001); proceeds: $50,000,139	50,000,000	50,000,000
Repurchase agreement dated 12/31/14 with Goldman Sachs Group, Inc., 0.070% due 01/02/15 collateralized by $27,036,884 various US Government Agencies, 2.080% to 3.750%, due 03/27/19 to 05/22/23; (value—$27,336,001) proceeds: $26,800,104	26,800,000	26,800,000
Repurchase agreement dated 12/31/14 with Barclays Capital, Inc., 0.050% due 01/02/15 collateralized by $61,372,600 US Treasury Note, 1.625% due 12/31/19; (value—$61,200,020); proceeds: $60,000,167	60,000,000	60,000,000
Total repurchase agreements (cost $146,800,000)		146,800,000
Total short-term investments (cost $659,742,130)		659,742,130
Total investments: 100.44% (cost $659,742,130)[8]		659,742,130

Liabilities, in excess of cash and other assets: (0.44%)		(3,023,815)
Net assets: 100.00%		$656,718,315

UBS Cash Management Prime Relationship Fund

Portfolio of investments

December 31, 2014

Notes to portfolio of investments

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 78. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Certificates of deposit	$—	$129,000,181	$—	$129,000,181
Commercial paper	—	221,945,431	—	221,945,431
Short-term corporate obligations	—	10,000,000	—	10,000,000
US government and agency obligations	—	141,996,518	—	141,996,518
Non-US government obligations	—	10,000,000	—	10,000,000
Repurchase agreements	—	146,800,000	—	146,800,000
Total	$—	$659,742,130	$—	$659,742,130

At December 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2014, and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2]	Investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of December 31, 2014 and changes periodically. The maturity date reflects the next put date.
[3]	Rate shown is the discount rate at date of purchase.
[4]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $172,970,492 or 26.34% of net assets.
[5]	Illiquid investment as of December 31, 2014.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	Investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of December 31, 2014 and changes periodically. The maturity date reflects early termination date and the proceeds represent the receivable of the Fund if the put feature was exercised as of December 31, 2014.
[8]	Aggregate cost for federal income tax purposes was substantially the same as for book purposes.

See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2014

Portfolio acronyms

ADR	American Depositary Receipt
CD KSDA	Korean Securities Dealers Association 91-day Certificate of Deposit Rate
CVA	Dutch Certification—Depositary Certificate
ETF	Exchange Traded Fund
GDP	Gross Domestic Product
GDR	Global depositary receipt
JIBAR	Johannesburg Interbank Agreed Rate
NVDR	Non-voting Depository Receipt
OJSC	Open Joint Stock Company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
TWCPBA	Taiwan Secondary Market Bills

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSFB	Credit Suisse First Boston
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
SSB	State Street Bank

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
GHS	Ghanaian Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen

KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

The UBS Funds

December 31, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2014 to December 31, 2014.

The UBS Funds

December 31, 2014 (unaudited)

	Beginning account value July 1, 2014	Ending account value December 31, 2014	Expenses paid during period* 07/01/14 - 12/31/14	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$988.40	$0.75	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.77	0.1500
UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	941.50	1.62	0.3307
Hypothetical (5% annual return before expenses)	1,000.00	1,023.54	1.69	0.3307
UBS International Equity Relationship Fund
Actual	1,000.00	916.20	1.21	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.27	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,066.00	4.92	0.9449
Hypothetical (5% annual return before expenses)	1,000.00	1,020.44	4.81	0.9449
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,023.20	1.02	0.2000
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	1.02	0.2000
UBS High Yield Relationship Fund
Actual	1,000.00	964.60	0.57	0.1161
Hypothetical (5% annual return before expenses)	1,000.00	1,024.62	0.59	0.1161
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	899.40	2.39	0.5000
Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000
UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.40	0.30	0.0600
Hypothetical (5% annual return before expenses)	1,000.00	1,024.90	0.31	0.0600

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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UBS Relationship Funds

Financial statements

Statement of assets and liabilities

December 31, 2014

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$139,684,263
Affiliated issuers	94,682,465
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	7,123,164
Foreign currency	435,502
$241,925,394
Investments, at value:
Unaffiliated issuers	$147,465,276
Affiliated issuers	94,333,934
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	7,123,164
Foreign currency	434,962
Cash	—
Receivables:
Investment securities sold	120,843
Interest	239,888
Foreign tax reclaims	53,267
Due from Advisor	12,992
Dividends	89,278
Variation margin on futures contracts	983,129
Cash collateral for futures contracts	4,461,798
Cash collateral for securities sold short	—
Unrealized appreciation on forward foreign currency contracts	823,973
Other assets	20,920
Total assets	256,163,424
Liabilities:
Payables:
Cash collateral from securities loaned	7,123,164
Investment securities purchased	319,342
Custody and fund accounting fees	25,417
Fund administration fee	22,500
Trustees’ fees	12,104
Dividend expense and security loan fees for securities sold short	—
Due to custodian	—
Due to broker for futures contracts	1,349,024
Accrued foreign capital gain taxes	24,993
Accrued expenses	116,633
Securities sold short, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	1,428,457
Total liabilities	10,421,634
Net assets	$245,741,790
Shares outstanding	5,528,233
Net asset value, offering and redemption proceeds per share[3]	$44.4521

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS International Equity Relationship Fund as of December 31, 2014 was $9,553,322 and $548,480, respectively.
[2]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $45,136,597.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $35.6668 (net asset value, plus 0.75% of net asset value of purchases). Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $35.1358 (net asset value, less 0.75% of net asset value of the redeemed shares).

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$204,512,551	$44,922,917	$188,659,000
2,957,120	588,269	4,667,508
—	577,046	—
3,806,633	158,481	—
$211,276,304	$46,246,713	$193,326,508

$201,925,755	$50,103,956	$242,327,253
2,957,120	588,269	4,667,508
—	577,046	—
3,727,712	158,504	—
—	—	68,124

184,237	6,101	—
—	417	—
—	4,566	—
—	18,747	11,946
238,513	33,465	340,225
—	—	—
—	—	—
—	—	463,104
—	199,393	—
18,000	4,470	16,090
209,051,337	51,694,934	247,894,250

—	577,046	—
1,971,048	—	—
88,363	14,709	17,405
22,500	22,500	22,500
11,076	6,176	10,266
—	—	82,100
—	1,563	—
—	—	—
168,624	—	—
108,282	74,306	62,224
—	—	57,413,936
—	299,348	—
2,369,893	995,648	57,608,431
$206,681,444	$50,699,286	$190,285,819
5,838,252	2,335,150	9,365,156
$35.4013	$21.7114	$20.3185

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of assets and liabilities (continued)

December 31, 2014

UBS Global Corporate Bond Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$34,119,664
Affiliated issuers	2,581,145
Repurchase agreements	—
Foreign currency	146,651
$36,847,460
Investments, at value:
Unaffiliated issuers	$34,334,697
Affiliated issuers	2,581,145
Repurchase agreements	—
Foreign currency	144,083
Cash	—
Receivables:
Investment securities sold	28,779
Interest	471,006
Foreign tax reclaims	234
Due from Advisor	16,163
Dividends	172
Variation margin on futures contracts	48,283
Due from broker for centrally cleared swap agreements	13,540
Due from broker for futures contracts	—
Cash collateral for futures contracts	52,808
Cash collateral for swap agreements	—
Outstanding swap agreements, at value[1]	8,943
Unrealized appreciation on forward foreign currency contracts	416,438
Other assets	3,225
Total assets	38,119,516
Liabilities:
Payables:
Custody and fund accounting fees	10,786
Fund shares redeemed	—
Fund administration fee	22,500
Trustees’ fees	5,702
Dividends payable to shareholders	—
Due to custodian	—
Due to broker for futures contracts	51,096
Variation margin on futures contracts	—
Accrued foreign capital gain taxes	—
Accrued expenses	67,180
Outstanding swap agreements, at value[1]	26,973
Unrealized depreciation on forward foreign currency contracts	5,521
Total liabilities	189,758
Net assets	$37,929,758
Shares outstanding	2,831,741
Net asset value, offering and redemption proceeds per share	$13.3945

[1]	Net upfront payments received by UBS Global Corporate Bond Relationship Fund and UBS High Yield Relationship Fund were $16,446 and $63,750, respectively.

UBS Relationship Funds

Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund

$409,768,154	$34,347,667	$512,942,130
35,249,929	74,737	—
—	—	146,800,000
—	27,586	—
$445,018,083	$34,449,990	$659,742,130

$397,305,106	$29,086,760	$512,942,130
35,249,929	74,737	—
—	—	146,800,000
—	26,769	—
55,214	—	—

—	—	—
7,358,477	585,236	75,222
—	—	—
—	16,216	—
2,317	65	—
—	—	—
15	—	—
—	155,716	—
—	191,725	—
270,000	—	—
—	—	—
—	23,823	—
38,530	2,926	58,595
440,279,588	30,163,973	659,875,947

41,176	18,569	18,137
—	—	—
22,500	22,500	22,500
18,409	5,630	25,582
—	—	47,719
—	—	3,003,337
—	—	—
—	186,030	—
—	29,090	—
65,464	72,307	40,357
112,424	90,357	—
—	70,741	—
259,973	495,224	3,157,632
$440,019,615	$29,668,749	$656,718,315
13,011,829	1,685,986	656,637,874
$33.8169	$17.5973	$1.00

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations

For the year ended December 31, 2014

UBS Global Securities Relationship Fund
Investment income:
Dividends	$3,483,012
Interest and other	370,624
Affiliated income	52,256
Securities lending[1]	183,555
Foreign tax withheld	(212,157)
Total income	3,877,290
Expenses:
Administration	90,000
Custodian and fund accounting	106,677
Professional services	142,312
Shareholder reports	4,592
Trustees	47,001
Insurance	26,813
Transfer agency	19,226
Dividend expense and security loan fees for securities sold short	—
Other	24,604
Total operating expenses	461,225
Expenses reimbursed by Advisor	(88,400)
Net expenses	372,825
Net investment income	3,504,465
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,151,501
Investments in affiliated issuers	3,299,381
Futures contracts	7,908,287
Securities sold short	—
Forward foreign currency contracts	(2,444,260)
Foreign currency transactions	(31,196)
Net realized gain (loss)	21,883,713
Change in net unrealized appreciation/depreciation on:
Investments[2]	(13,599,102)
Futures contracts	(147,357)
Securities sold short	—
Forward foreign currency contracts	103,444
Translation of other assets and liabilities denominated in foreign currency	(7,089)
Change in net unrealized appreciation/depreciation	(13,650,104)
Net realized and unrealized gain (loss)	8,233,609
Net increase (decrease) in net assets resulting from operations	$11,738,074

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $881,$59, and $136 for UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, and UBS International Equity Relationship Fund, respectively.
[2]	Net of $168,624 foreign capital gains tax for UBS Emerging Markets Equity Relationship Fund.

UBS Relationship Funds

Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$6,550,921	$1,927,127	$3,651,800
—	—	13
3,524	351	1,399
652	41,805	—
(562,490)	(136,266)	—
5,992,607	1,833,017	3,653,212

90,000	90,000	90,000
414,496	59,588	71,242
152,211	96,213	88,584
4,502	4,592	4,592
46,597	24,327	38,493
26,886	4,734	12,753
17,026	15,454	16,198
—	—	1,292,888
27,011	20,044	7,989
778,729	314,952	1,622,739
—	(182,247)	(122,001)
778,729	132,705	1,500,738
5,213,878	1,700,312	2,152,474

(1,491,682)	1,679,828	26,704,783
—	—	—
—	—	—
—	—	(6,989,679)
(68,020)	122,149	—
(70,692)	(40,933)	—
(1,630,394)	1,761,044	19,715,104

299,533	(4,578,658)	5,370,089
—	—	—
—	—	2,070,242
—	(81,292)	—
(69,528)	(5,219)	—
230,005	(4,665,169)	7,440,331
(1,400,389)	(2,904,125)	27,155,435
$3,813,489	$(1,203,813)	$29,307,909

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations (continued)

For the year ended December 31, 2014

UBS Global Corporate Bond Relationship Fund
Investment income:
Interest and other	$1,051,358
Affiliated income	670
Foreign tax withheld	—
Total income	1,052,028
Expenses:
Administration	90,000
Custodian and fund accounting	39,359
Professional services	96,532
Shareholder reports	4,503
Trustees	22,061
Insurance	2,748
Transfer agency and related service fees	15,157
Other	7,202
Total operating expenses	277,562
Expenses reimbursed by Advisor	(209,023)
Net expenses	68,539
Net investment income	983,489
Net realized gain (loss) on:
Investments in unaffiliated issuers	432,868
Futures contracts	46,380
Options written	—
Swap agreements	(39,372)
Forward foreign currency contracts	969,144
Foreign currency transactions	(21,086)
Net realized gain (loss)	1,387,934
Change in net unrealized appreciation/depreciation on:
Investments	(528,077)
Futures contracts	44,027
Options written	—
Swap agreements	(1,174)
Forward foreign currency contracts	609,060
Translation of other assets and liabilities denominated in foreign currency	(56,312)
Change in net unrealized appreciation/depreciation	67,524
Net realized and unrealized gain (loss)	1,455,458
Net increase (decrease) in net assets resulting from operations	$2,438,947

UBS Relationship Funds

Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund

$27,813,393	$2,547,580	$1,056,402
53,543	1,710	—
(2,373)	—	—
27,864,563	2,549,290	1,056,402

90,000	90,000	90,000
178,696	75,931	109,700
97,235	103,016	76,367
4,592	4,592	4,592
76,778	22,299	106,068
38,935	2,077	61,933
18,689	15,625	—
10,504	7,073	13,690
515,429	320,613	462,350
—	(147,772)	—
515,429	172,841	462,350
27,349,134	2,376,449	594,052

1,969,431	(926,229)	1,671
—	(780,274)	—
907,620	35,177	—
477,470	87,518	—
—	(140,881)	—
(535)	18,393	—
3,353,986	(1,706,296)	1,671

(19,119,860)	(2,738,214)	—
—	(321,325)	—
—	(26,377)	—
(232,928)	(192,007)	—
—	(56,874)	—
—	(1,871)	—
(19,352,788)	(3,336,668)	—
(15,998,802)	(5,042,964)	1,671
$11,350,332	$(2,666,515)	$595,723

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013
Operations:
Net investment income	$3,504,465	$3,793,021	$5,213,878	$6,791,944
Net realized gain (loss)	21,883,713	38,610,674	(1,630,394)	(14,031,110)
Change in net unrealized appreciation/depreciation	(13,650,104)	(6,222,578)	230,005	(25,085,175)
Net increase (decrease) in net assets from operations	11,738,074	36,181,117	3,813,489	(32,324,341)
Beneficial interest transactions:
Proceeds from shares sold	590,091	923,227	—	14,888,438
Cost of shares redeemed	(14,322,379)	(122,261,432)	(75,596,903)	(61,040,016)
Transaction charges	—	—	566,977	569,463
Net decrease in net assets resulting from beneficial interest transactions	(13,732,288)	(121,338,205)	(75,029,926)	(45,582,115)
Increase (decrease) in net assets	(1,994,214)	(85,157,088)	(71,216,437)	(77,906,456)
Net assets, beginning of year	247,736,004	332,893,092	277,897,881	355,804,337
Net assets, end of year	$245,741,790	$247,736,004	$206,681,444	$277,897,881
Shares sold	13,660	23,647	—	399,635
Shares redeemed	(324,085)	(2,969,202)	(1,987,112)	(1,694,594)
Net decrease in shares outstanding	(310,425)	(2,945,555)	(1,987,112)	(1,294,959)

	UBS Global Corporate Bond Relationship Fund		UBS High Yield Relationship Fund
	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013
Operations:
Net investment income	$983,489	$2,334,670	$27,349,134	$16,789,985
Net realized gain (loss)	1,387,934	(349,947)	3,353,986	4,952,828
Change in net unrealized appreciation/depreciation	67,524	(5,650,364)	(19,352,788)	(1,080,212)
Net increase (decrease) in net assets from operations	2,438,947	(3,665,641)	11,350,332	20,662,601
Distributions to shareholders
Net investment income	—	—	—	—
Beneficial interest transactions:
Proceeds from shares sold	3,500,000	16,710,101	100,452,937	310,146,100
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Cost of shares redeemed	—	(106,779,864)	(115,605,108)	(106,728,018)
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,500,000	(90,069,763)	(15,152,171)	203,418,082
Increase (decrease) in net assets	5,938,947	(93,735,404)	(3,801,839)	224,080,683
Net assets, beginning of year	31,990,811	125,726,215	443,821,454	219,740,771
Net assets, end of year	$37,929,758	$31,990,811	$440,019,615	$443,821,454
Shares sold	263,813	1,372,553	2,997,557	9,571,174
Shares issued on distributions reinvested	—	—	—	—
Shares redeemed	—	(8,831,167)	(3,329,178)	(3,282,028)
Net increase (decrease) in shares outstanding	263,813	(7,458,614)	(331,621)	6,289,146

UBS Relationship Funds

Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013

$1,700,312	$1,273,596	$2,152,474	$1,970,844
1,761,044	2,820,628	19,715,104	16,862,188
(4,665,169)	5,440,697	7,440,331	23,474,228
(1,203,813)	9,534,921	29,307,909	42,307,260

—	100	—	100
(1,250,000)	(7,901,640)	—	(600,000)
—	—	—	—

(1,250,000)	(7,901,540)	—	(599,900)
(2,453,813)	1,633,381	29,307,909	41,707,360
53,153,099	51,519,718	160,977,910	119,270,550
$50,699,286	$53,153,099	$190,285,819	$160,977,910
—	5	—	6
(56,703)	(371,033)	—	(39,384)
(56,703)	(371,028)	—	(39,378)

UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS Cash Management Prime Relationship Fund
Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013

$2,376,449	$1,818,732	$594,052	$876,585
(1,706,296)	(752,174)	1,671	506
(3,336,668)	(2,737,569)	—	—
(2,666,515)	(1,671,011)	595,723	877,091

—	—	(594,052)	(876,585)

23,200,000	7,500,100	2,251,037,748	2,909,579,410
—	—	3,221	11,824
(15,520,000)	(8,272,991)	(2,269,622,418)	(2,866,815,944)

7,680,000	(772,891)	(18,581,449)	42,775,290
5,013,485	(2,443,902)	(18,579,778)	42,775,796
24,655,264	27,099,166	675,298,093	632,522,297
$29,668,749	$24,655,264	$656,718,315	$675,298,093
1,219,429	373,269	2,251,037,748	2,909,579,410
—	—	3,221	11,824
(820,774)	(431,844)	(2,269,622,418)	(2,866,815,944)
398,655	(58,575)	(18,581,449)	42,775,290

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of cash flows

For the year ended December 31, 2014

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$29,307,909
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(78,998,169)
Proceeds from disposition of investment securities	77,118,083
Covers of securities sold short	(37,253,825)
Proceeds from securities sold short	39,708,067
Purchases of short-term investments, net	(3,721,682)
Net realized (gain)/loss on investments	(26,704,783)
Net realized (gain)/loss on securities sold short	6,989,679
Change in unrealized (appreciation)/depreciation on investments	(5,370,089)
Change in unrealized (appreciation)/depreciation on securities sold short	(2,070,242)
Increase in due from Advisor	(1,613)
Increase in dividends receivable	(84,185)
Decrease in cash collateral for securities sold short	1,080,736
Increase in other assets	(3,974)
Increase in dividends payable and security loan fees for securities sold short	9,743
Increase in accrued expenses and other liabilities	20,893
Net cash provided by operating activities	26,548
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	26,548
Cash:
Beginning of year	41,576
End of year	$68,124

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$42.4303	$37.8967	$33.0344	$35.1715	$31.3448
Income (loss) from investment operations:
Net investment income[1]	0.6172	0.4636	0.4545	0.4194	0.3758
Net realized and unrealized gain (loss)	1.4046	4.0700	4.4078	(2.5565)	3.4509
Total income (loss) from investment operations	2.0218	4.5336	4.8623	(2.1371)	3.8267
Net asset value, end of year	$44.4521	$42.4303	$37.8967	$33.0344	$35.1715
Total investment return[2]	4.76%	11.96%	14.72%	(6.07)%	12.21%
Ratios to average net assets:
Expenses before expense reimbursement	0.1856%	0.1443%	0.1054%	0.0719%	0.0641%
Expenses after expense reimbursement	0.1500%	0.1443%	0.1054%	0.0719%	0.0641%
Net investment income	1.41%	1.16%	1.28%	1.20%	1.18%
Supplemental data:
Net assets, end of year (000’s)	$245,742	$247,736	$332,893	$806,090	$1,561,794
Portfolio turnover rate	58%	50%	101%	99%	78%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$35.5125	$39.0123	$33.1700	$39.8975	$33.6580
Income (loss) from investment operations:
Net investment income[1]	0.7564	0.7649	0.8392	0.8706	0.5415
Net realized and unrealized gain (loss)	(0.9498)	(4.3288)	4.7031	(7.8686)	5.5917
Total income (loss) from investment operations	(0.1934)	(3.5639)	5.5423	(6.9980)	6.1332
Transaction charges	0.0822	0.0641	0.3000	0.2705	0.1063
Net asset value, end of year	$35.4013	$35.5125	$39.0123	$33.1700	$39.8975
Total investment return[2]	(0.31)%	(8.97)%	17.61%	(16.87)%	18.55%
Ratios to average net assets:
Expenses	0.3131%	0.2762%	0.2590%	0.3053%	0.2840%
Net investment income	2.10%	2.09%	2.29%	2.29%	1.57%
Supplemental data:
Net assets, end of year (000’s)	$206,681	$277,898	$355,804	$223,003	$442,841
Portfolio turnover rate	39%	58%	72%	50%	28%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS International Equity Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.2226	$18.6471	$15.5990	$18.2909	$16.5673
Income (loss) from investment operations:
Net investment income[1]	0.7231	0.4788	0.4982	0.4761	0.4665
Net realized and unrealized gain (loss)	(1.2343)	3.0967	2.5499	(3.1680)	1.2571
Total income (loss) from investment operations	(0.5112)	3.5755	3.0481	(2.6919)	1.7236
Net asset value, end of year	$21.7114	$22.2226	$18.6471	$15.5990	$18.2909
Total investment return[2]	(2.30)%	19.18%	19.52%	(14.71)%	10.41%
Ratios to average net assets:
Expenses before expense reimbursement	0.5932%	0.5506%	0.6470%	0.5954%	0.5851%
Expenses after expense reimbursement	0.2500%	0.2500%	0.2500%	0.2500%	0.2335%
Net investment income	3.20%	2.35%	2.92%	2.73%	2.84%
Supplemental data:
Net assets, end of year (000’s)	$50,699	$53,153	$51,520	$41,986	$49,515
Portfolio turnover rate	37%	29%	26%	54%	45%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.1890	$12.6822	$11.1153	$11.3140	$10.3440
Income (loss) from investment operations:
Net investment income[1]	0.2298	0.2100	0.1366	0.1840	0.1530
Net realized and unrealized gain (loss)	2.8997	4.2968	1.4303	(0.3827)	0.8170
Total income (loss) from investment operations	3.1295	4.5068	1.5669	(0.1987)	0.9700
Net asset value, end of year	$20.3185	$17.1890	$12.6822	$11.1153	$11.3140
Total investment return[2]	18.20%	35.54%	14.10%	(1.76)%	9.38%
Ratios to average net assets:
Expenses before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.9371%	0.9089%	1.4375%	0.6906%	0.7775%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8666%	0.8068%	1.3360%	0.6708%	0.7722%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1211%
Net investment income	1.24%	1.39%	1.13%	1.61%	1.48%
Supplemental data:
Net assets, end of year (000’s)	$190,286	$160,978	$119,271	$175,977	$285,994
Portfolio turnover rate	41%	56%	66%	71%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Corporate Bond Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.4578	$12.5393	$11.2295	$10.8606	$10.1089
Income from investment operations:
Net investment income[1]	0.3740	0.3884	0.4382	0.4871	0.4721
Net realized and unrealized gain (loss)	0.5627	(0.4699)	0.8716	(0.1182)	0.2796
Total income (loss) from investment operations	0.9367	(0.0815)	1.3098	0.3689	0.7517
Net asset value, end of year	$13.3945	$12.4578	$12.5393	$11.2295	$10.8606
Total investment return[2]	7.52%	(0.66)%	11.68%	3.40%	7.44%
Ratios to average net assets:
Expenses before expense reimbursement	0.8104%	0.3968%	0.2076%	0.1839%	0.1218%
Expenses after expense reimbursement	0.2000%	0.2000%	0.2000%	0.1839%	0.1218%
Net investment income	2.87%	3.11%	3.69%	4.39%	4.45%
Supplemental data:
Net assets, end of year (000’s)	$37,930	$31,991	$125,726	$193,654	$231,964
Portfolio turnover rate	31%	88%	64%	74%	95%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS High Yield Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$33.2614	$31.1499	$27.1604	$26.5188	$23.1844
Income from investment operations:
Net investment income[1]	1.8599	1.8226	2.0536	2.2699	2.2978
Net realized and unrealized gain (loss)	(1.3044)	0.2889	1.9359	(1.6283)	1.0366
Total income from investment operations	0.5555	2.1115	3.9895	0.6416	3.3344
Net asset value, end of year	$33.8169	$33.2614	$31.1499	$27.1604	$26.5188
Total investment return[2]	1.67%	6.78%	14.69%	2.42%	14.44%
Ratios to average net assets:
Expenses	0.1019%	0.1273%	0.1367%	0.1289%	0.1057%
Net investment income	5.41%	5.64%	7.04%	8.35%	9.28%
Supplemental data:
Net assets, end of year (000’s)	$440,020	$443,821	$219,741	$263,202	$406,463
Portfolio turnover rate	39%	51%	72%	60%	73%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Opportunistic Emerging Markets Debt Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.1522	$20.1345	$17.5654	$16.6076	$13.8811
Income from investment operations:
Net investment income[1]	1.3107	1.2558	1.5013	0.8792	1.1031
Net realized and unrealized gain (loss)	(2.8656)	(2.2381)	1.0678	0.0786	1.6234
Total income (loss) from investment operations	(1.5549)	(0.9823)	2.5691	0.9578	2.7265
Net asset value, end of year	$17.5973	$19.1522	$20.1345	$17.5654	$16.6076
Total investment return[2]	(8.12)%	(4.88)%	14.62%	5.80%	19.61%
Ratios to average net assets:
Expenses before expense reimbursement	0.9275%	1.0738%	1.5757%	1.2421%	1.0598%
Expenses after expense reimbursement	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Net investment income	6.87%	6.42%	7.92%	5.15%	7.33%
Supplemental data:
Net assets, end of year (000’s)	$29,669	$24,655	$27,099	$15,878	$25,526
Portfolio turnover rate	31%	41%	49%	86%	72%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Cash Management Prime Relationship Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.001	0.001	0.002	0.002	0.002
Distributions from:
Net investment income	(0.001)	(0.001)	(0.002)	(0.002)	(0.002)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.08%	0.12%	0.17%	0.15%	0.21%
Ratios to average net assets:
Expenses before expense reimbursement	0.0616%	0.0588%	0.0533%	0.0594%	0.0645%
Expenses after expense reimbursement	0.0616%	0.0527%	0.0400%	0.0400%	0.0400%
Net investment income	0.08%	0.12%	0.17%	0.15%	0.21%
Supplemental data:
Net assets, end of year (000’s)	$656,718	$675,298	$632,522	$560,182	$619,798

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

1. Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The eight series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Cash Management Prime Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS Cash Management Prime Relationship Fund and UBS International Equity Relationship Fund, calculates its net asset value per share as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share will be calculated as of the time trading was halted. UBS Cash Management Prime Relationship Fund calculates its net asset value per share as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. UBS International Equity Relationship Fund calculates its net asset value per share as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

UBS Relationship Funds

Notes to financial statements

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc, (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

UBS Relationship Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative

UBS Relationship Funds

Notes to financial statements

agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2014, except for forward foreign currency contracts for UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, and except for foreign currency contracts and options for UBS Global Securities Relationship Fund for which average volumes during the year were greater than at year end.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2014 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$823,973	$823,973
Futures contracts[2]	950,136	1,297,658	—	2,247,794
Total value	$950,136	$1,297,658	$823,973	$3,071,767

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(1,428,457)	$(1,428,457)
Futures contracts[2]	(122,461)	(1,148,701)	—	(1,271,162)
Total value	$(122,461)	$(1,148,701)	$(1,428,457)	$(2,699,619)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(2,444,260)	$(2,444,260)
Futures contracts	3,636,773	4,271,514	—	7,908,287
Total net realized gain (loss)	$3,636,773	$4,271,514	$(2,444,260)	$5,464,027
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$103,444	$103,444
Futures contracts	959,188	(1,106,545)	—	(147,357)
Total change in net unrealized appreciation/depreciation	$959,188	$(1,106,545)	$103,444	$(43,913)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$416,438	$416,438
Futures contracts[2]	58,396	—	—	58,396
Options purchased[1]	4,781	—	—	4,781
Swap agreements[1]	—	8,943	—	8,943
Total value	$63,177	$8,943	$416,438	$488,558

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(5,521)	$(5,521)
Futures contracts[2]	(9,725)	—	—	(9,725)
Swap agreements[1]	—	(26,973)	—	(26,973)
Total value	$(9,725)	$(26,973)	$(5,521)	$(42,219)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$969,144	$969,144
Futures contracts	46,380	—	—	46,380
Options purchased[2]	418	(5,306)	—	(4,888)
Swap agreements	—	(39,372)	—	(39,372)
Total net realized gain (loss)	$46,798	$(44,678)	$969,144	$971,264
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$609,060	$609,060
Futures contracts	44,027	—	—	44,027
Options purchased[2]	(384)	1,118	—	734
Swap agreements	—	(1,174)	—	(1,174)
Total change in net unrealized appreciation/depreciation	$43,643	$(56)	$609,060	$652,647

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Credit risk	Total
UBS High Yield Relationship Fund
Net realized gain (loss)[1]
Options purchased[2]	$—	$(478,527)	$(478,527)
Options written	—	907,620	907,620
Swap agreements	389,496	87,974	477,470
Total net realized gain	$389,496	$517,067	$906,563
Change in net unrealized appreciation/depreciation[3]
Swap agreements	(184,254)	(48,674)	(232,928)
Total change in net unrealized appreciation/depreciation	$(184,254)	$(48,674)	$(232,928)

[1]	Statement of operations location: Net realized gain on options written and swap agreements.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements.

Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$23,823	$23,823
Futures contracts[2]	3,839	—	3,839
Total value	$3,839	$23,823	$27,662

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds

Notes to financial statements

Liability derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$(70,741)	$(70,741)
Futures contracts[2]	(189,869)	—	(189,869)
Swap agreements[1]	(90,357)	—	(90,357)
Total value	$(280,226)	$(70,741)	$(350,967)

[1]	Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2014, were as follows:

	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$(140,881)	$(140,881)
Futures contracts	(780,274)	—	(780,274)
Options purchased[2]	—	(69,021)	(69,021)
Options written	—	35,177	35,177
Swap agreements	—	87,518	87,518
Total net realized loss	$(780,274)	$(87,207)	$(867,481)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$(56,874)	$(56,874)
Futures contracts	(321,325)	—	(321,325)
Options purchased[2]	—	42,091	42,091
Options written	—	(26,377)	(26,377)
Swap agreements	(28,481)	(163,526)	(192,007)
Total change in net unrealized appreciation/depreciation	$(349,806)	$(204,686)	$(554,492)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are

UBS Relationship Funds

Notes to financial statements

(1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement.

UBS Global Securities Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	823,973	(1,428,457)
Futures contracts	2,247,794	(1,271,162)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	3,071,767	(2,699,619)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(2,247,794)	1,271,162
Total gross amount of assets and liabilities subject to MNA or similar agreements	823,973	(1,428,457)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CSI	77,564	—	—	77,564
GSI	192,291	(188,510)	—	3,781
JPMCB	554,118	(554,118)	—	—
Total	823,973	(742,628)	—	81,345

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
GSI	(188,510)	188,510	—	—
JPMCB	(925,416)	554,118	—	(371,298)
SSB	(314,531)	—	—	(314,531)
Total	(1,428,457)	742,628	—	(685,829)

UBS International Equity Relationship Fund	Assets ($)	Liabilities ($)
Derivative financial instruments:
Forward foreign currency contracts	199,393	(299,348)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	199,393	(299,348)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	199,393	(199,393)	—	—

UBS Relationship Funds

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(299,348)	199,393	—	(99,955)

UBS Global Corporate Bond Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	416,438	(5,521)
Futures contracts	58,396	(9,725)
Options purchased	4,781	—
Swap agreements	8,943	(26,973)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	488,558	(42,219)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(63,177)	9,725
Total gross amount of assets and liabilities subject to MNA or similar agreements	425,381	(32,494)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CITI	249	(249)	—	—
JPMCB	425,132	(13,037)	—	412,095
Total	425,381	(13,286)	—	412,095
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CITI	(3,694)	249	—	(3,445)
CSFB	(9,955)	—	—	(9,955)
GSI	(5,808)	—	—	(5,808)
JPMCB	(13,037)	13,037	—	—
Total	(32,494)	13,286	—	(19,208)

UBS High Yield Relationship Fund	Assets ($)	Liabilities ($)
Derivative financial instruments:
Swap agreements	—	(112,424)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	—	(112,424)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	(112,424)

UBS Relationship Funds

Notes to financial statements

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
MLI	(112,424)	—	112,424	—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

UBS Opportunistic Emerging Markets Debt Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	23,823	(70,741)
Futures contracts	3,839	(189,869)
Swap agreements	—	(90,357)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	27,662	(350,967)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(3,839)	189,869
Total gross amount of assets and liabilities subject to MNA or similar agreements	23,823	(161,098)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	8,091	(8,091)	—	—
GSI	5,696	(5,696)	—	—
JPMCB	10,036	—	—	10,036
Total	23,823	(13,787)	—	10,036

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(12,408)	8,091	—	(4,317)
CSI	(11,961)	—	—	(11,961)
CITI	(23,511)	—	—	(23,511)
CSFB	(15,041)	—	—	(15,041)
DB	(21,077)	—	—	(21,077)
GSI	(37,541)	5,696	—	(31,845)
MLI	(39,559)	—	—	(39,559)
Total	(161,098)	13,787	—	(147,311)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

UBS Relationship Funds

Notes to financial statements

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

During prior fiscal years, the amortization of premium and accretion of inflationary income for certain securities was accounted for incorrectly. This resulted in an understatement of net investment income and an overstatement of realized and unrealized gains/losses on the UBS Opportunistic Emerging Markets Debt Relationship Fund. As such, there was no corresponding impact to the net assets or the net asset value per share of the Fund in any prior year since this represented only a reclassification between income and capital accounts. The impact of these misclassifications was immaterial, and therefore, no changes to prior year reported amounts have been recorded. During the current fiscal year, the amortization of premium and recognition of inflationary income was calculated using the US GAAP approved method over the remaining contractual maturity period. The cumulative impact of these adjustments on the net unrealized depreciation was $(432,352) (as a result of the change to amortized cost of impacted portfolio securities).

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s

UBS Relationship Funds

Notes to financial statements

custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gain. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2014, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

UBS Relationship Funds

Notes to financial statements

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default

UBS Relationship Funds

Notes to financial statements

swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes

UBS Relationship Funds

Notes to financial statements

a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

UBS Relationship Funds

Notes to financial statements

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2014, the following Funds recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$2,247
UBS U.S. Equity Alpha Relationship Fund	4,232

UBS Relationship Funds

Notes to financial statements

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of net asset value of Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $566,977 and $569,463 for the years ended December 31, 2014 and December 31, 2013, respectively.

2. Investment advisory and administration fees and other transactions with affiliates

UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0700

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2014, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$12,992
UBS International Equity Relationship Fund	18,747
UBS U.S. Equity Alpha Relationship Fund	11,946
UBS Global Corporate Bond Relationship Fund	16,163
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,216

During the year ended December 31, 2014, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$88,400
UBS International Equity Relationship Fund	182,247
UBS U.S. Equity Alpha Relationship Fund	122,001
UBS Global Corporate Bond Relationship Fund	209,023
UBS Opportunistic Emerging Markets Debt Relationship Fund	147,772

UBS Relationship Funds

Notes to financial statements

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the year ended December 31, 2014 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2014 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2014 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2014, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$240

3. Securities lending

Each Fund may lend portfolio securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Securities Relationship Fund and UBS International Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in Private Money Market Fund, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US government agency securities as collateral with a market value of

UBS Relationship Funds

Notes to financial statements

$2,672,264 which cannot be resold. The value of loaned securities and related collateral at December 31, 2014 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$9,553,322	$9,795,428	$7,123,164
UBS International Equity Relationship Fund	548,480	577,046	577,046

4. Purchases and sales of securities

For the year ended December 31, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$99,979,981	$117,579,428
UBS Emerging Markets Equity Relationship Fund	94,486,978	162,688,370
UBS International Equity Relationship Fund	19,645,156	19,239,465
UBS U.S. Equity Alpha Relationship Fund (long transactions)	78,998,169	76,962,281
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	37,253,825	39,708,067
UBS Global Corporate Bond Relationship Fund	15,125,707	9,774,685
UBS High Yield Relationship Fund	176,786,238	167,743,801
UBS Opportunistic Emerging Markets Debt Relationship Fund	19,836,848	9,578,005

For the year ended December 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund
UBS Global Securities Relationship Fund	$2,288,601	$2,378,893

5. Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/ (loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2014 , other than UBS Global Securities Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. UBS Global Securities Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund had recognized a liability of $24,993 and $29,090, respectively, at December 31, 2014 which is included in the Payable for accrued foreign capital gains taxes in the Statement of assets and liabilities. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

UBS Relationship Funds

Notes to financial statements

Each of the tax years in the four year period ended December 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7. Regulatory Developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS Global AM is currently evaluating the potential impact of these changes on UBS Cash Management Prime Relationship Fund and expects to update shareholders further in advance of the October 2016 deadline.

8. Subsequent event

On February 4, 2015, the existing shareholders of UBS Opportunistic Emerging Markets Debt Relationship Fund redeemed all of their outstanding shares, resulting in the sale of all Fund investments and liquidation of the Fund. The net proceeds from the liquidation were distributed to the redeeming shareholders on February 9, 2015 and the Fund ceased investment operations.

UBS Relationship Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund and UBS Cash Management Prime Relationship Fund) (collectively, the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statement of cash flows for UBS U.S. Equity Alpha Relationship Fund for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2014, the results of their operations and cash flows for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2015

UBS Relationship Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 70 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

UBS Relationship Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.

Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

Abbie J. Smith; 61 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008	Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply- chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (107 portfolios).

UBS Relationship Funds

Trustee and officer information (unaudited)

Non-interested Trustees (concluded):

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

J. Mikesell Thomas; 64 c/o UBS Global AM One North Wacker Drive Chicago, Illinois 60606	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since 2012) and a member of the Audit Committee and Chairman (since May 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee

Shawn Lytle*,2; 45	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as head of Americas, he was deputy global head of equities (from 2008 to 2010), head of equity capabilities and business management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010	Mr. Carver is a managing director and head of product development and management for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS Global AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark F. Kemper**; 57	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Cindy Lee*; 39	Vice President and Assistant Treasurer	Since 2014	Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to March 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager. Ms. Lee was previously a Fund accounting manager of The Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of The Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999).

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM— Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mandy Yu *; 31	Vice President	Since February 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—American region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $348,372 and $377,330, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $21,760 and $24,760 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2014 and 2013 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $107,741 and $173,557, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2014 and December 31, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable for this filing.

(g)	For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by E&Y of $420,528 and $428,692 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$129,501	$198,317
Non-Covered Services	$291,027	$230,375

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 9, 2015